As filed with the Securities and Exchange Commission on August 22, 2025
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933File No. 333-289519
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 1
☒
(Check appropriate box or boxes.)
Nationwide Life Insurance Company

(Name of Insurance Company)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Insurance Company's Principal Executive Offices) (Zip Code)
(614) 249-7111

Insurance Company's Telephone Number, including Area Code
Denise L. Skingle, Senior Vice President and Secretary
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
Continuously after the registration statement becomes effective

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☒ on November 5, 2025 pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 ("Securities Act")
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 ("Exchange Act"))
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act
☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Nationwide DefenderSM Annuity
Individual Single Purchase Payment Deferred Annuity Contract with Index-Linked Strategies
Issued by
Nationwide Life Insurance Company
The date of this prospectus is _____, 2025.
The Contract described in this prospectus is not available in Oregon, New York, or the Virgin Islands.
This prospectus contains basic information about the Contract that should be understood before investing. Please read this prospectus carefully and keep it for future reference.
Index-linked annuity contracts are complex investments and involve risks, including the risk of substantial loss of your principal investment. Only one Purchase Payment is allowed under the Contract.
Prior to an election to annuitize the Contract, the Contract offers as investment options a Fixed Strategy providing principal protection and a guaranteed fixed rate of interest, and Index Strategies that are based in part on the performance of a specified market index over a period of time, subject to a level of protection against loss. Additional information about the investment options is available in "Appendix A: Investment Options Under the Contract."
All Index Strategies have a percentage of downside protection called a "Buffer" that provides limited protection against loss from negative Index Performance. The currently offered Index Strategies provide either a 10% or 20% Buffer. A higher percentage Buffer provides more protection against loss than a Buffer with a lower percentage. The maximum amount of loss you could experience due to negative Index Performance at the end of a Strategy Term, after taking into account the Buffer, would be 90% for the 10% Buffer and 80% for the 20% Buffer. At the Contract’s minimum Buffer of 5% (guaranteed for the life of the Contract), the maximum amount of loss you could experience due to negative Index Performance at the end of a Strategy Term, after taking into account the Buffer, would be 95%.
The Contract limits the amount the Contract Owner can earn on an Index Strategy. For an Index Strategy with a Cap Rate, the Cap Rate is the maximum amount of gain that may be applied to the Index Strategy on a Strategy Term End Date. The Cap Rate is guaranteed to never be less than 0.05%. For an Index Strategy with a Cap+ Rate, the Participation Rate, which applies only to Index Performance in excess of the Cap+ Rate, will limit gains if it is less than 100%. For Index Strategies with Cap+ Rates, the Cap+ Rate is guaranteed to always be at least 0.05% and the Participation Rate is guaranteed to always be at least 0.05%.
The Contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement and is not appropriate for investors who need ready access to cash. Withdrawals and full surrenders may be subject to a contingent deferred sales charge and a market value adjustment which may reduce the amount of the withdrawal. Under extreme circumstances, a negative Market Value Adjustment could result in a loss of 100% of the Contract Value withdrawn. All or a portion of any withdrawal may be subject to federal income taxes and withdrawals before age 59½ may be subject to a 10% penalty tax.
The Daily ISE Percentage is used to calculate the Index Strategy Value before the end of a Strategy Term. If amounts are withdrawn or fully surrendered from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, deduction of a fee, payment of the Death Benefit, or Annuitization, a loss may result if the Daily ISE Percentage is negative. In extreme circumstances, a negative Daily ISE Percentage could result in the loss of 100% of the Index Strategy Value. A prospective purchaser should not buy the Contract if they are not willing to assume the risks associated with the Contract.
All guarantees under the Contract are subject to Nationwide’s creditworthiness and claims-paying ability.
The Contract is not a bank deposit, is not FDIC insured, and is not insured or endorsed by any bank or government agency. The Contract may not be available in every state. The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at Investor.gov.
Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their Contract and decide if they want to keep it or cancel it. This right is referred to as a "free look" right and no CDSC or MVA will apply to this cancellation. The length of this time period depends on state law and may vary depending on whether the purchase is a replacement of another annuity contract. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Contract issue date (see "Right to Examine and Cancel" and "Contacting the Service Center").
If the Contract Owner elects to cancel the Contract pursuant to the free look provision, where required by law, Nationwide will return the Purchase Payment, less any applicable federal and state income tax withholding. Otherwise, where required by law, Nationwide will return the Contract Value, less any applicable federal and state income tax withholding. If the Contract Value is returned, it may be more or less than the Purchase Payment and if a negative Daily ISE Percentage is applied, a loss may result (see "Right to Examine and Cancel").
Nationwide reserves the right to add or remove the Index Strategies offered, change the Indexes, and limit the number of offered Index Strategies to only one. If all but one Index Strategy is terminated, the Contract Owner will be limited to investing in Strategies with terms that may not be acceptable to the Contract Owner.
An investment in an Index Strategy does not represent an investment in the linked index or any securities or other assets included in the linked index. Each Index is a "price-return" index, meaning its performance does not reflect any dividends or distributions by the Index's component companies.
Prospective purchasers may obtain an application to purchase the Contract through broker-dealers that have been appointed by Nationwide as insurance agents and that have selling agreements with Nationwide Investment Services Corporation ("NISC"), the principal underwriter for the Contracts. NISC will use its best efforts to sell the Contracts, but is not required to sell any number or dollar amount of Contracts. Nationwide may stop offering the Contracts at any time.
This prospectus does not constitute an offering in any jurisdiction in which the Contract may not lawfully be sold.
For information on how to contact Nationwide, see Contacting the Service Center.
For information on how to contact Nationwide, see Contacting the Service Center.

Glossary of Special Terms
Provided below is a list of special terms used throughout this prospectus. Certain other special terms are defined in context where they first appear in this prospectus.
Annuitant - The person upon whose life any life-contingent annuity payments depend and the person whose death triggers payment of the Death Benefit. The Annuitant is also the person to whom annuity payments are made during
Annuitization.

Annuitization - The period during which annuity payments are received by the Annuitant.
Annuitization Date - The date on which annuity payments begin.
Annuity Commencement Date - The date on which annuity payments are scheduled to begin.
Beneficiary - A person designated by the Contract Owner who may receive certain benefits under the Contract, including the Death Benefit.
Buffer - The maximum percentage of loss that Nationwide will absorb when calculating the percentage of gain or loss for an Index Strategy on a Strategy Term End Date. The percentage of gain or loss on the Strategy Term End Date is referred to as the Term End Index Strategy Earnings Percentage. Negative Index Performance beyond the Buffer results in a negative Term End Index Strategy Earnings Percentage which will reduce the value of the Index
Strategy. The full protection of the Buffer only applies to amounts held until the end of the Strategy Term.

Business Day - Each day the New York Stock Exchange is open for regular trading. A Business Day ends at the same time that regular trading on the New York Stock Exchange closes (typically 4:00 p.m. Eastern Time).

Cap Rate - For Index Strategies with Cap Rates, the maximum positive percentage of gain that may be applied when calculating the percentage of gain or loss for an Index Strategy on a Strategy Term End Date. The percentage of gain or loss on the Strategy Term End Date is referred to as the Term End Index Strategy Earnings Percentage. An
Index Strategy’s Cap Rate is declared prior to each Strategy Term and may be different each Strategy Term.

Cap+ Rate - For Index Strategies with Cap+ Rates, the declared percentage of Index Performance that determines when a Participation Rate is applied when calculating the percentage of gain or loss for an Index Strategy on a
Strategy Term End Date. The percentage of gain or loss on the Strategy Term End Date is referred to as the Term
End Index Strategy Earnings Percentage. For Index Strategies with Cap+ Rates, all Index Performance up to the
Cap+ Rate is applied, and then any Index Performance in excess of the Cap+ Rate is applied based upon a
Participation Rate, which may be greater or less than, or equal to, 100%. Both the Cap+ Rate and Participation Rate are declared prior to each Strategy Term and may be different each Strategy Term.

Charitable Remainder Trust - A trust meeting the requirements of Section 664 of the Code.
Co-Annuitants - The persons designated by the Contract Owner to receive the benefit associated with the Spousal
Protection Feature. If there is a Co-Annuitant, references to Co-Annuitants will apply to both the Annuitant and Co-
Annuitant, and references to a Co-Annuitant will apply to either of them, unless the context requires otherwise.

Code - The Internal Revenue Code of 1986, as amended.
Contingent Annuitant - The person who becomes the Annuitant if the Annuitant dies before the Annuitization Date.
Contingent Beneficiary - The person or entity designated by the Contract Owner to receive any benefits accorded the Beneficiary if the Beneficiary is not living when the Annuitant dies.
Contingent Deferred Sales Charge (CDSC) - A charge that may be assessed if a partial withdrawal or full surrender is taken during the first six Contract Years.
Contract - The Nationwide Defender Annuity Contract, the individual single purchase payment deferred annuity contract with index-linked strategies described in this prospectus.
Contract Anniversary - Beginning with the Date of Issue, each recurring twelve month anniversary of the Date of Issue while the Contract remains in force.
Contract Owner - The person who owns all rights under the Contract prior to the Annuitization Date, along with any
Joint Owner. As the context requires, "you" refers to a potential or existing Contract Owner.

Contract Value - The sum of the Fixed Strategy Value and Index Strategy Values for each of the Index Strategies.

Contract Year - The twelve month period starting on the Date of Issue and each Contract Anniversary.
Crediting Factors - The different values that are used to calculate the gain or loss for the Strategies. For the Fixed
Strategy, the Crediting Factors are the Fixed Strategy Rate and Strategy Term. For Index Strategies with Cap Rates, the Crediting Factors are the Index, Strategy Term, Buffer, Participation Rate, and Cap Rate. For Index Strategies
with Cap+ Rates, the Crediting Factors are the Index, Strategy Term, Buffer, Participation Rate, and Cap+ Rate. See
each Crediting Factor’s definition in this "Glossary of Special Terms" section for a description of each Crediting
Factor.

Daily Index Strategy Earnings Percentage (Daily ISE Percentage) - A percentage used to calculate Index Strategy
Earnings on any day during a Strategy Term other than the Strategy Term End Date. The full benefit of any gains in an Index Strategy only applies to amounts held until the end of a Strategy Term. The Daily ISE Percentage does not apply to the Fixed Strategy.

Date of Issue - The date the Purchase Payment is applied to the Contract.
Death Benefit - The benefit payable upon the death of the Annuitant (or Co-Annuitant, if applicable) provided such death occurs before the Annuitization Date while the Contract is in force and there is no Contingent Annuitant.

Fixed Strategy - An investment option under the Contract offering guaranteed interest rates funded by the General Account of Nationwide.
Fixed Strategy Rate - The annualized interest rate credited daily to amounts allocated to the Fixed Strategy during a Strategy Term.
Fixed Strategy Value - The value of the Fixed Strategy calculated at the end of each Business Day. The Fixed
Strategy Value is equal to the amount allocated to the Fixed Strategy plus any interest credited.

Free Withdrawal - Any portion of the Free Withdrawal Amount that is withdrawn from the Contract.
Free Withdrawal Amount - While the CDSC and MVA are in effect, the amount that the Contract Owner can withdraw from the Contract each Contract Year without incurring a CDSC or an MVA. It is described in the "Waiver or
Reduction of the CDSC or MVA" section.

General Account - All assets of Nationwide other than those of the Separate Account or in other separate accounts of Nationwide.
Home Office - Nationwide's main office located in Columbus, Ohio.
Index - The third party market index associated with an Index Strategy.
Index Performance - The change in an Index Value, expressed as a percentage, between the first day of a Strategy
Term (or another date for a substitute Index) and a specific future day during that Strategy Term. The Index
Performance may be positive, negative, or equal to zero.

Index Value - On a Business Day, the closing value of the Index as provided to Nationwide by the Index provider. If for any reason, the closing value of an Index on a Business Day is not provided to Nationwide by the Index provider, the
Index Value on that Business Day will be the most recent closing value provided to Nationwide by the Index provider on a previous Business Day. On a day other than a Business Day, the Index Value for an Index will be the closing value of the Index for the previous Business Day.

Index Strategy - An investment option under the Contract that is linked to the performance of an index.
Index Strategy Basis - A value used to calculate the Index Strategy Value and the Index Strategy Earnings. On the
first day of a Strategy Term, the Index Strategy Basis equals the amount allocated to the Index Strategy. During a
Strategy Term the Index Strategy Basis is adjusted for withdrawals (including applicable CDSC and MVA), applicable premium taxes, fees, transfers out due to a Performance Lock, and the application of any applicable Term End ISE
Percentage.

Index Strategy Earnings - The amount applied to the Index Strategy Basis to determine an Index Strategy’s Index
Strategy Value. Index Strategy Earnings are represented as a dollar amount and can be positive, negative, or equal to zero. On the Strategy Term End Date, the Index Strategy Earnings are equal to the Term End ISE Percentage multiplied by the Index Strategy Basis. On any other day during a Strategy Term, Index Strategy Earnings are equal to the Daily ISE Percentage multiplied by the Index Strategy Basis. Index Strategy Earnings before the end of a
Strategy Term are an estimated present value of what the Index Strategy Earnings will be at the end of the Strategy
Term.

Index Strategy Value - The value of an Index Strategy calculated at the end of each Business Day. The Index
Strategy Value is equal to the Index Strategy Basis plus Index Strategy Earnings (which may be positive, negative, or equal to zero). The Index Strategy Value is the amount used when processing a withdrawal or full surrender, a Death
Benefit payment, a transfer among Strategies, Performance Lock, the calculation of any applicable charge or fee, or an annuitization request.

Individual Retirement Account - An account that qualifies for favorable tax treatment under Section 408(a) of the Code but does not include Roth IRAs.
Individual Retirement Annuity (IRA) - An annuity which qualifies for favorable tax treatment under Section 408(b) of the Code but does not include Roth IRAs or Simple IRAs.
Investment-Only Contract - A Contract purchased by a qualified pension, profit-sharing, or stock bonus plan as defined by Section 401(a) of the Code.
Joint Owner - The person designated as a second person (in addition to the Contract Owner) to possess an undivided interest in the Contract. If there is a Joint Owner, references to Contract Owner and Joint Owner will apply to both of them, or either of them, unless the context requires otherwise.

Market Value Adjustment (MVA) - An adjustment that may be applied if a partial withdrawal or full surrender is taken during the first six Contract Years.
Nationwide - Nationwide Life Insurance Company. As the context requires, "we," "us," and "our" refer to Nationwide.
Non-Qualified Contract - A Contract which does not qualify for favorable tax treatment as a Qualified Plan, IRA, Roth IRAs, SEP IRA, or Simple IRA.
Participation Rate - A percentage that represents the proportion of the Index Performance used in the calculation of the Term End ISE Percentage. An Index Strategy’s Participation Rate is declared prior to each Strategy Term and may be different each Strategy Term. Participation Rates only apply when the Index Performance is positive.

Performance Lock - A feature that allows the Contract Owner to transfer Index Strategy Value to the Fixed Strategy on a date other than a Strategy Term End Date. Nationwide assesses a Performance Lock Fee for Performance
Locks.

Purchase Payment - Money paid into the Contract by the Contract Owner.
Qualified Plan - A retirement plan that receives favorable tax treatment under Section 401 of the Code, including
Investment-Only Contracts. In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-
Only Contracts unless specifically stated otherwise.

Quarterversary - Beginning with the Date of Issue, each recurring quarterly date during which the Contract remains in force.
Remaining Free Withdrawal Amount - The amount that the Contract Owner can withdraw from the Contract during the remainder of that Contract Year without incurring a CDSC or an MVA, based on the Free Withdrawals already taken that Contract Year.

Roth IRA - An annuity contract which qualifies for favorable tax treatment under Section 408A of the Code.
Separate Account - The Index-Linked Annuity Separate Account.
Service Center - The department of Nationwide responsible for receiving all service and transaction requests relating to the Contract. For service and transaction requests submitted other than by telephone (including fax requests), the
Service Center is Nationwide’s mail and document processing facility. For service and transaction requests communicated by telephone, the Service Center is Nationwide’s operations processing facility. Information on how to contact the Service Center may be found under Contacting the Service Center.

Simple IRA - An annuity contract which qualifies for favorable tax treatment under Section 408(p) of the Code.
Simplified Employee Pension IRA (SEP IRA) - An annuity contract which qualifies for favorable tax treatment under Section 408(k) of the Code.
Strategies - Investment options under the Contract. Unless otherwise specified, the term Strategies refers to the Fixed Strategy and Index Strategies collectively.
Strategy Term - For the Fixed Strategy, the initial Strategy Term begins on the Date of Issue and ends on the first
Contract Anniversary, and each subsequent Strategy Term begins on each Contract Anniversary and ends on the following Contract Anniversary. For an Index Strategy, the Strategy Term is the total maturity time of the Index
Strategy, expressed in years.

Strategy Term End Date - The last day of a Strategy Term. A Strategy Term End Date is the same calendar day as the Date of Issue.
Surrender Value - The amount available upon full surrender of the Contract. It is equal to the Contract Value less any applicable CDSC and premium taxes, plus any applicable MVA.
Term End Index Strategy Earnings Percentage (Term End ISE Percentage) - A percentage used to calculate Index
Strategy Earnings on the Strategy Term End Date. How the Term End ISE Percentage is calculated depends on whether the Index Strategy is an Index Strategy with Cap Rate or an Index Strategy with Cap+ Rate. See, "Term End
Index Strategy Earnings Percentage" for a description of how the Term End ISE Percentage is calculated for each type of Index Strategy.

Table of Contents (continued)

Table of Contents (continued)

Available Information
The SEC maintains a website (www.sec.gov) that contains the prospectus and other information.

Overview of the Contract
Purpose of the Contract
The Contract is intended to be a long-term investment vehicle to assist investors in saving for and living in retirement. It provides the Contract Owner with a stream of periodic income payments upon retirement. During the years leading up to those income payments, the Contract Owner manages his/her assets in the Contract according to their specific goals and risk preferences by directing the allocation and reallocation among a variety of investment options. Contract growth is tax-deferred, meaning that gains in the Contract are not taxable until withdrawn from the Contract. Finally, in the event that the Annuitant dies before beginning income payments, the Contract offers a Death Benefit.
Prospective purchasers should consult with a financial professional to determine whether this Contract is appropriate for them, taking into consideration their particular needs, including investment objectives, risk tolerance, investment time horizon, marital status, tax situation, and other personal characteristics. Generally speaking, this Contract is intended to provide benefits to a single individual and his/her beneficiaries. The Contract is not intended to be used by institutional investors, in connection with other Nationwide contracts that have the same Annuitant, or in connection with other Nationwide contracts that have different Annuitants but the same Contract Owner. It is not intended to be sold to a terminally ill Contract Owner or Annuitant.
The Contract may not be currently available in all states, may vary in your state, or may not be available through all selling firms or financial professionals. In addition, a selling firm may elect to make available only certain Strategies, features, or benefits to its clients. A selling firm’s marketing materials may describe only those Strategies, features, and benefits available through the firm. A selling firm may limit the Strategies available through the firm when the Contract is purchased. For additional information on all Strategies that are available under the Contract as described in this prospectus, please contact your financial professional or the Service Center.
Phases of the Contract
The Contract exists in two separate phases: accumulation (savings) and annuitization (income).
Accumulation Phase
During the accumulation phase, the Contract offers a variety of investment options to which the Contract Owner can allocate and reallocate his/her Contract Value. The investment options available under the Contract consist of a Fixed Strategy, which provides principal protection and credits interest daily at a specified rate, and Index Strategies, which credit positive or negative earnings at the end of a Strategy Term based, in part, on the performance of an Index. Additional information about the investment options is available in "Appendix A: Investment Options Under the Contract".
The Fixed Strategy. The Fixed Strategy provides principal protection and credits interest daily at a specified rate called the Fixed Strategy Rate that is guaranteed for each 1-year Strategy Term for which it is declared.
The Index Strategies. Each Index Strategy offered is linked to an Index, has a Strategy Term of 1, 3, or 6 years, and a Buffer of 10% or 20%. The Buffer is the maximum percentage of loss that Nationwide absorbs when calculating any losses at the end of a Strategy Term. For example, if the Index Performance is -25% at the end of a Strategy Term and the Buffer is 10%, we will credit -15% at the end of the Strategy Term, meaning the Strategy Value in that Index Strategy will decrease by -15%. The Contract will always offer a Buffer of at least 5%.
Each Index Strategy also has a Participation Rate, which acts as a multiplier because it has the effect of multiplying the performance of the Index. If the Participation Rate is greater than 100%, it increases upside potential. Conversely, if the Participation Rate is lower than 100%, it decreases upside potential. The Participation Rate does not apply to negative Index Performance.
Index Strategies with Cap Rates declare a Cap Rate, which is the maximum amount gain for an Index Strategy at the end of its Strategy Term. For example, if the Index Performance at the end of a Strategy Term is 12% and the Cap Rate is 4%, Nationwide will credit 4% at the end of the Strategy Term, meaning the Strategy Value in the Index Strategy will increase by 4%.

Index Strategies with Cap+ Rates declare a Cap+ Rate, which is the percentage of Index Performance that determines when a Participation Rate begins applying when calculating the percentage of gain at the end of a Strategy Term. For example, if the Index Performance is 12%, the Cap+ Rate is 4%, and the Participation Rate is 50%, Nationwide will credit 8% at the end of the Strategy Term (100% of the Index Performance up to the 4% Cap+ Rate, plus the 8% Index Performance in excess of the Cap+ Rate multiplied by the 50% Participation Rate).
The Participation Rate, Cap Rate, and Cap+ Rate are declared prior to each Strategy Term and may be different each Strategy Term. See "Index Strategies."
While the Contract provides varying levels of protection against loss, you can lose a significant amount of money under the Contract if an Index declines in value. It is possible to lose a substantial amount of your principal investment. You should not buy the Contract if you are not willing to assume the risks associated with the Contract. See "Principal Risks." Additionally, you should not buy the Contract if you are looking for a short-term investment or if you plan to take withdrawals in excess of the Free Withdrawal Amount during the first six years of the Contract. The Contract may not be appropriate if an investor intends to take ongoing withdrawals, such as systematic withdrawals or required minimum distributions, particularly during an Index Strategy Term.
Nationwide assesses an annual Product Fee, charged quarterly on the Contract Value allocated to Index Strategies. For Contracts issued on or after June 1, 2025, the Product Fee is 0.00%, and for Contracts issued before June 1, 2025, the Product Fee is 1.10%. The Product Fee is not assessed on Contract Value allocated to the Fixed Strategy.
Annuitization Phase
During the annuitization phase, Nationwide makes periodic fixed income payments to the Annuitant. At the time of annuitization, the Annuitant elects the duration of the annuity payments – either for a fixed period of time or for the duration of the Annuitant’s (and possibly the Annuitant’s spouse’s) life. After annuitization begins, the only value associated with the Contract is the stream of annuity payments; unless otherwise specified in the annuity option, the Annuitant cannot withdraw value from the Contract over and above the annuity payments. Additionally, once annuitization has begun, there is no Death Benefit, which means that upon the death of the Annuitant (and the Annuitant’s spouse if a joint annuity option was elected), all payments stop and the Contract terminates, unless the particular annuitization option provides otherwise.
Contract Features
Investment Options. Prior to the Annuitization Date, Contract Owners can allocate Contract Value to the Fixed Strategy and Index Strategies. At the end of a Strategy Term, Contract Owners can reallocate the assets allocated to the maturing Strategy to any other available Strategy, subject to certain restrictions.
Deposits to the Contract. The Contact is a single purchase payment annuity. Subsequent purchase payments are not permitted.
Withdrawals from the Contract. Contract Owners can withdraw some or all of their Contract Value at any time prior to the Annuitization Date. Withdrawals may be subject to a Contingent Deferred Sales Charge (CDSC), a Market Value Adjustment (MVA), the Daily ISE Percentage calculation, taxes, and tax penalties.
Free Withdrawals. During the first six Contract Years, the Contract Owner may take withdrawals, called Free Withdrawals, that do not incur a CDSC or MVA. The total dollar amount of Free Withdrawals that can be taken each Contract Year is the Free Withdrawal Amount. While not subject to a CDSC or MVA, Free Withdrawals are subject to the Daily ISE Percentage calculation if they are taken from an Index Strategy before the end of a Strategy Term.
Performance Lock. The Performance Lock feature provides the Contract Owner with a one-time transfer during a Strategy Term of the full Index Strategy Value to the Fixed Strategy. The amount transferred to the Fixed Strategy will earn interest until the next Contract Anniversary. Nationwide assesses a fee when the Contact Owner requests a Performance Lock (see "Performance Lock").
Death Benefit. During the accumulation phase, the Contract contains a standard Death Benefit (the Contract Value) at no additional charge.
Optional Death Benefit. A Death Benefit option is available for an additional charge, which may provide a greater Death Benefit than the standard Death Benefit. The optional Death Benefit is:
•
The Return of Premium Death Benefit Option

Spousal Protection Feature. The standard Death Benefit and Return of Premium Death Benefit Option contain the Spousal Protection Feature, which allows a surviving spouse to continue the Contract while receiving the economic benefit of the Death Benefit upon the death of the other spouse, subject to certain conditions.
Annuity Payments. On the Annuitization Date, Nationwide will make annuity payments based on the annuity payment option chosen prior to Annuitization.
Tax Deferral. Generally, Contract Owners will not be taxed on any earnings on the assets in the Contract until such earnings are distributed from the Contract. How each Contract’s distributions are taxed depends on the type of contract issued. Note that if this Contract is issued in connection with a plan that qualifies for special income tax treatment under the Code, the Contract does not provide additional tax deferral benefits (see "Appendix C: Contract Types and Tax Information").
Cancellation of the Contract. Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their Contract and decide if they want to keep it or cancel it. Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Contract issue date (see "Right to Examine and Cancel" and "Contacting the Service Center").
Contract Adjustments
Daily ISE Percentage
On any day other than the Strategy Term End Date, Nationwide uses the Daily ISE Percentage to calculate Index Strategy Earnings. If amounts are withdrawn (including Free Withdrawals, systematic withdrawals, and required minimum distributions) or fully surrendered (including free look surrenders in certain states) from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, the deduction of a fee, payment of the Death Benefit, or Annuitization, a loss may result if the Daily ISE Percentage is negative, and the Contract Owner could lose a significant amount of money due to this adjustment. The method used to calculate the Daily ISE Percentage may result in losses even if negative Index Performance is within the Buffer or losses even when the performance of the Index has increased since the beginning of the Strategy Term. The Daily ISE Percentage does not apply to the Fixed Strategy. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
Partial withdrawals reduce an Index Strategy’s Index Strategy Basis in the same proportion that the partial withdrawal reduced the Index Strategy’s Index Strategy Value on the date of the withdrawal. When the Index Strategy Basis is greater than the Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the Index Strategy Basis by more than the dollar amount of the withdrawal. A proportional reduction to an Index Strategy Basis also applies when a fee is deducted from Index Strategy Value.
Market Value Adjustment (MVA)
Partial withdrawals or a full surrender during the first six Contract Years may be subject to an MVA. After the sixth Contract Year, no withdrawals, including a full surrender, are subject to an MVA. An MVA may be positive or negative. If an MVA is negative, it will decrease the withdrawal. If an MVA is positive, it will increase the withdrawal. MVAs are assessed in addition to any applicable CDSC.
When an MVA is imposed, the MVA will equal the calculated "MVA Factor" multiplied by the dollar amount of the withdrawal less the Remaining Free Withdrawal Amount. See "Market Value Adjustment (MVA)."

Important Information You Should Consider About the Contract
FEES AND EXPENSES (see Fee Table and Charges and Deductions)
Are There Charges or Adjustments for Early Withdrawals?
Yes.

● If you withdraw money from the Contract within six years following the Contract’s issue date, you may be assessed a Contingent Deferred Sales Charge (or "CDSC") of up to
8%. For example, if the Contract Value is $100,000, a withdrawal taken within six years following the Contract’s issue date could result in a CDSC of up to $8,000. This loss will be greater if there is a negative Daily ISE Percentage, negative MVA, taxes, or tax penalties. See "Contingent Deferred Sales Charges (CDSC).
● If you withdraw money from the Contract within six years following the Contract’s issue date, you may be assessed a Market Value Adjustment (or "MVA"), which may be negative (see "Market Value Adjustment (MVA)"). The application of the MVA could result in a loss. In extreme circumstances such losses could be as high as 100% of the
Contract Value withdrawn. For example, for a Contract with a $100,000 investment, a withdrawal taken within six years following the Contract’s issue date could result in an
MVA of up to $100,000. This loss will be greater if there is a negative Daily ISE
Percentage, CDSC, taxes, or tax penalties. See "Market Value Adjustment (MVA)."
● The Daily ISE Percentage is used to calculate the Index Strategy Value for partial withdrawals (including Free Withdrawals, systematic withdrawals, and required minimum distributions), a full surrender (including a free look surrender), deduction of a fee, a transfer under the Performance Lock feature, Annuitization and Death Benefit payments before the end of a Strategy Term. The Daily ISE Percentage could result in a loss. In extreme circumstances, a negative Daily ISE Percentage could result in the loss of
100% of the Index Strategy Value. For example, if you invest $100,000 in an Index
Strategy and withdrawal the entire amount before the end of the Strategy Term, you could lose 100% of your investment. This loss will be greater if there is a CDSC, negative MVA, taxes, or tax penalties. See "Daily Index Strategy Earnings Percentage
(Daily ISE Percentage)."

Are There Transaction Charges
Yes.

If you exercise a Performance Lock under the Contract, you will be assessed a fee on the amount subject to the Performance Lock of 0.10% for each year remaining in the Strategy
Term as of the date of the Performance Lock request (partial years are rounded up to the next full year). For example, if you have $100,000 in an Index Strategy with a 6-year
Strategy Term and exercise a Performance Lock in the first year of the 6-year Strategy
Term, you will be assessed a Performance Lock Fee of $600 ($100,000 x 0.10% x 6
years). See "Performance Lock Fee."

FEES AND EXPENSES (see Fee Table and Charges and Deductions)
Are there Ongoing Fees and Expenses?
Yes.

The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits chosen. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

Under the Index Strategies, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of a Cap Rate, Cap+ Rate and
Participation Rate. This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

	Annual Fee	Minimum	Maximum
	Base Contract	0.00%[1]	0.00%[1]
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.15%[2]	0.15%[2]
[1]Throughout this prospectus, the Base Contract Expense is referred to as the Product Fee. The
Product Fee is assessed on each Quarterversary as follows: the total of all Index Strategy Values on a Quarterversary multiplied by the Product Fee then divided by 4. The Product Fee is not assessed on amounts allocated to the Fixed Strategy. For Contracts issued before June 1, 2025, the Product
Fee is 1.10%.
[2]Assessed on each Quarterversary as follows: the total of all Index Strategy Values on a
Quarterversary multiplied by 0.15% then divided by 4. This charge is not assessed on amounts allocated to the Fixed Strategy

Because each contract is customizable, the options elected affect how much each
Contract Owner will pay. To help you understand the cost of owning the Contract, the following table shows the lowest and highest cost a Contract Owner could pay each year, based on current charges. This estimate assumes that no withdrawals are taken from the
Contract, which could add a CDSC, MVA, and negative Daily ISE Percentage adjustment that substantially increases costs.

	Lowest Annual Cost Estimate: $0.00	Highest Annual Cost Estimate: $148.99
	Assumes: ● Investment of $100,000 ● 5% annual appreciation ● No optional benefit ● No CDSC or MVA ● No transfers or withdrawals	Assumes: ● Investment of $100,000 ● 5% annual appreciation ● Most expensive combination of optional benefits ● No CDSC or MVA ● No transfers or withdrawals

RISKS
Is There a Risk of Loss from Poor Performance?
Yes.

You can lose money by investing in this Contract. The maximum amount of loss you could experience due to negative Index Performance at the end of a Strategy Term, after taking into account the Buffer, would be 90% for the 10% Buffer and 80% for the 20% Buffer. At the Contract’s minimum Buffer of 5% (guaranteed for the life of the Contract), the maximum amount of loss you could experience due to negative
Index Performance at the end of a Strategy Term, after taking into account the
Buffer, would be 95%. See "Principal Risks."

RISKS
Is This a Short-Term Investment?
No.

● The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Nationwide designed the Contract to offer features, pricing, and investment options that encourage long-term ownership. See "Principal Risks.
● If you withdraw money from the Contract within six years following the Contract’s issue date you may be assessed a CDSC, a negative MVA, taxes, and tax penalties. In addition, amounts withdrawn before the end of a Strategy Term may result in losses if the Daily ISE Percentage is negative, and the Daily ISE Percentage can be negative even when the Index Performance is positive. See "Principal Risks."
●  Withdrawals from an Index Strategy before the end of its Strategy Term will reduce the
Index Strategy Basis in the same proportion that the Index Strategy Value is reduced
(rather than on a dollar-for-dollar basis). The reduction to the Index Strategy Basis will be for the remainder of the Term, and the proportionate reduction may be greater than the dollar amount of the withdrawal. When the Index Strategy Basis is greater than the
Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the
Index Strategy Basis by more than the dollar amount of the withdrawal. See "Index
Strategy Basis."
● At the end of each Strategy Term, the Contract Value will be reallocated according to the
Contract Owner’s instructions. The Contract Owner may: 1) allocate some or all of the
Contract Value in the maturing Strategy to the same Strategy for another Strategy Term
(with the Crediting Factors that we declare for the upcoming Strategy Term), assuming that the Strategy is available for investment; or 2) allocate some or all of the Contract
Value in the maturing Strategy to another Strategy that is available for investment.
If Nationwide does not receive instructions prior to the close of business on a Strategy
Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date), the Contract Value in the
maturing Strategy will be allocated to the same Strategy for another Strategy Term, but with the Crediting Factors that Nationwide declares for the upcoming Strategy Term. If the same Strategy is no longer available for investment, the Contract Value allocated to the maturing Strategy will be transferred to the Fixed Strategy for the upcoming Strategy
Term. See "Actions on Strategy Term End Dates."

What Are the Risks Associated with the Investment Options?
● Investment in this contract is subject to the risk of poor investment performance of the investment options chosen by the Contract Owner. Each investment option (including the
Fixed Strategy) has its own unique risks. Review the disclosures for the investment options before making an investment decision.
● The Cap Rate for Index Strategies with Cap Rates and the Participation Rate (when less than 100%) for Index Strategies with Cap+ Rates may limit positive Index Performance
(e.g., limited upside). This may result in the Contract Owner earning less than the Index
Performance. For example:
● Index Strategy with Cap Rate. If the Index Performance is 12% and the Cap Rate is
4%, we will credit 4% at the end of the Strategy Term.
● Index Strategy with Cap+ Rate. If the Index Performance is 12%, the Cap+ Rate is
4%, and the Participation Rate is 50%, we will credit 8% at the end of the Strategy
Term (the full Index Performance up to the Cap+ Rate of 4% + 50% of the Index
Performance in excess of the Cap+ Rate).
● The Buffer will limit negative Index Performance (e.g., limited protection in the case of market decline) at the end of the Strategy Term. For example, if the Index Performance is -25% and the Buffer is 10%, we will credit -15% (the amount of negative Index
Performance that exceeds the Buffer) at the end of the Strategy Term.
●  Each Index offered under the Contract is a "price return index," not a "total return index,"
and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

See "Principal Risks."

RISKS
What Are the Risks Related to the Insurance Company?
Investment in the Contract is subject to the risks associated with Nationwide, including that any obligations (including interest payable for allocations to the Fixed Strategy), guarantees, or benefits are subject to the claims-paying ability of Nationwide. More information about Nationwide, including its financial strength ratings, is available by contacting Nationwide at the address and/or toll-free phone number indicated in
"Contacting the Service Center" section. See "Principal Risks."

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.

● The ability to transfer Contract Value among the Strategies is restricted. Except when exercising a Performance Lock, Contract Value allocated to a Strategy cannot be transferred until the end of the Strategy Term, even if Nationwide substitutes an Index during the Strategy Term, and Contract Value cannot be transferred into a Strategy while its Strategy Term is ongoing. A Performance Lock may result in losses if the Daily ISE
Percentage is negative.
● The Contract Owner may invest in no more than ten Index Strategies at any given time
(the Fixed Strategy does not count towards the maximum number of Index Strategies).
● An Index Strategy’s Participation Rate, Cap Rate, and/or Cap+ Rate are declared prior to each Strategy Term and may be different each Strategy Term (subject to the minimum or maximum guarantees under the Contract).
● Nationwide reserves the right to add or remove any Index Strategies at any time, but any such changes will not affect Strategy Terms already in effect and will become effective on the first day of a new Strategy Term.
● Nationwide reserves the right to make Strategies available for investment that use
Indexes other than those currently offered. There is no guarantee that a Strategy using any of the Indexes currently offered will always be available for investment; however, there will always be at least one Index Strategy option available.
● The Index for an Index Strategy generally will not change for the duration of an ongoing
Strategy Term; however, Nationwide reserves the right to substitute the Index during a
Strategy Term under certain conditions and subject to applicable regulatory approvals.
● If at any time in the future you are not satisfied with the available Strategies, you may choose to withdraw your Strategy Value or surrender your Contract, but you may be subject to a CDSC, an MVA, taxes, and tax penalties, and a negative Daily ISE
Percentage may apply if the surrender or withdrawal is made before the end of a
Strategy Term.
● Not all Index Strategies may be available through all financial professionals.

See "Index Strategies."

Are There Any Restrictions on Contract Benefits?
Yes.

● Performance Lock:
● Once a Performance Lock is exercised it is irrevocable.
●  For each Index Strategy, the Performance Lock feature may be exercised only once during a Strategy term.
● Only the full Index Strategy Value can be locked-in (no partial lock-ins).

See "Performance Lock."

●  Ownership changes and assignments may terminate the Return of Premium Death
Benefit Option (see "Impact of Ownership Changes and Assignment on the Death
Benefit").
● Withdrawals will reduce the Death Benefit, perhaps by more than the amount withdrawn
(see "Withdrawals").

TAXES
What are the Contract’s Tax Implications?
● Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
● If the Contract is purchased through a tax-qualified plan or IRA, there is no additional tax deferral
● Earnings in the Contract are taxed at ordinary income tax rates at the time of withdrawals and there may be a tax penalty if withdrawals are taken before the Contract
Owner reaches age 59½.

See Appendix C: Contract Types and Tax Information.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Some financial professionals receive compensation for selling the Contract. Compensation can take the form of commission and other indirect compensation in that Nationwide may share the revenue it earns on this Contract with the financial professional’s firm. This conflict of interest may influence a financial professional, as these financial professionals may have a financial incentive to offer or recommend this Contract over another investment. See "Distribution, Promotional, and Sales Expenses."

Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer an investor a new contract in place of the one he/she already owns. An investor should only exchange his/her contract if he/she determines, after comparing the features, fees, and risks of both contracts, that it is preferable for him/her to purchase the new contract, rather than to continue to own the existing one. See "Replacements" and "Distribution, Promotional, and
Sales Expenses."

Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract. Please refer to the Contract specifications page for information about the specific fees you will pay each year based on the options elected.
The first table describes the fees and expenses you will pay at the time you buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer Contract Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Maximum Contingent Deferred Sales Charge ("CDSC") (as a percentage of purchase payments withdrawn)	8%
Range of CDSC over time:
	0	1	2	3	4	5	6+
Number of Completed Years CDSC Percentage	8%	8%	7%	6%	5%	4%	0%
1
The CDSC applies to withdrawals and surrenders in excess of the annual Free Withdrawal Amount (generally 10% of the Contract Value on the first day of a Contract Year) during the first 6 Contract Years. See "Waiver or Reduction of the CDSC or MVA."

Maximum Performance Lock Fee (as a percentage of the Index Strategy Value subject to the Performance Lock)	0.60%[1]
1
A Performance Lock Fee of 0.10% is assessed for each year remaining in the Strategy Term as of the date of the Performance Lock request (partial years are rounded up to the next full year). This means the maximum Performance Lock Fee for a 1-year Strategy Term is 0.10%, the maximum Performance Lock Fee for a 3-year Strategy Term is 0.30%, and the maximum Performance Lock Fee for a 6-year Strategy Term is 0.60%.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.
Adjustments
Daily ISE Percentage Maximum Potential Loss[1] (as a percentage of the Index Strategy Basis)	100%
MVA Maximum Potential Loss[2] (as a percentage of the Index Strategy Basis)	100%
1
The Daily ISE Percentage applies to partial withdrawals (including Free Withdrawals, systematic withdrawals, and required minimum distributions), a full surrender (including free look surrenders), the deduction of a fee, transfers under the Performance Lock feature, Annuitization and Death Benefit payments when calculated before the end of a Strategy Term.
2
The MVA applies to withdrawals and surrenders in excess of the annual Free Withdrawal Amount (generally 10% of the Contract Value on the first day of a Contract Year) during the first 6 Contract Years. See "Waiver or Reduction of the CDSC or MVA." For the Fixed Strategy, the MVA is limited to a value that would result in a full surrender value which is no less than the applicable minimum nonforfeiture value

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract. If an optional benefit is elected, an additional charge will be assessed, as shown below.
Annual Contract Expenses
Base Contract Expenses (as a percentage of the total of all Index Strategy Values)	0.00%[1]
Optional Benefit Expenses (as a percentage of the total of all Index Strategy Values)
Return of Premium Death Benefit Option	0.15%[2]
In addition to the fees described above, Nationwide limits the amount you can earn on the Index Strategies. This means your returns may be lower than the Index Performance. In return for accepting this limit on Index Performance, you will receive some protection from Index losses.
1
Throughout this prospectus, the Base Contract Expense is referred to as the Product Fee. The Product Fee is assessed on each Quarterversary as follows: the total of all Index Strategy Values on a Quarterversary multiplied by the Product Fee then divided by 4. The Product Fee is not assessed on amounts allocated to the Fixed Strategy. For Contracts issued before June 1, 2025, the Product Fee is 1.10%.

2
Assessed on each Quarterversary as follows: the total of all Index Strategy Values on a Quarterversary multiplied by 0.15% then divided by 4. This charge is not assessed on amounts allocated to the Fixed Strategy.
Principal Risks
Contract Owners should be aware of the following risks associated with owning the contract:
Risk of Loss
An investment in this Contract is subject to the risk of loss. When calculating Index Strategy Earnings on the Strategy Term End Date, the Buffer is the amount of negative Index Performance that Nationwide absorbs. The Contract Owner absorbs any negative Index Performance in excess of the Buffer. You may lose money, including a substantial amount of your principal investment and previously credited earnings. Your losses may be significant.. Currently, the Contract offers Index Strategies with a Buffer of 10% or 20%, respectively. Under a 10% Buffer, the maximum potential loss due to negative Index Performance at the end of a Strategy Term is 90%. Under a 20% Buffer, the maximum potential loss due to negative Index Performance at the end of a Strategy Term is 80%, At the Contract’s minimum Buffer of 5% (guaranteed for the life of the Contract), the maximum potential loss due to negative Index Performance at the end of a Strategy Term is 95%.
During a Strategy Term, the Index Strategy Value is determined using a current estimate of what the Index Strategy Value will be on the Strategy Term End Date. This method of calculating the Index Strategy Value could result in a loss during a Strategy Term even if negative Index Performance is within the Buffer or when the Index Performance is positive. There is a risk of a substantial loss of your principal and previously earned Index Strategy Earnings, and the loss is realized if a Death Benefit is processed or if the Contract Owner takes a withdrawal, exercises a Performance Lock or the Right to Examine and Cancel provision, or begins Annuitization or if a fee is deducted. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
Withdrawals during the first six Contract Years may be subject to a CDSC and MVA which can result in the loss of principal and previously earned Index Strategy Earnings.
The Product Fee, Performance Lock Fee (if the Performance Lock feature is exercised), and the Return of Premium Death Benefit Option fee (if elected) reduce the value of the Index Strategies and therefore reduce the amount available for withdrawal. The fees may result in the loss of principal and previously earned Index Strategy Earnings.
Liquidity Risk
The Contract is designed to be a long-term investment, not a short-term investment. Partial withdrawals or a full surrender may be taken at any time prior to the Annuitization Date or death of the Annuitant, but there may be negative consequences for doing so if the withdrawal amount exceeds the Remaining Free Withdrawal Amount. Withdrawals in excess of the Remaining Free Withdrawal Amount may be subject to a CDSC and a negative MVA, which will negatively impact the amount of your withdrawal. See "Charges and Adjustments."
In addition, if amounts are withdrawn or fully surrendered from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, deduction of a fee, payment of the Death Benefit, or Annuitization, a loss may result if the Daily ISE Percentage is negative. In extreme circumstances, a negative Daily ISE Percentage could result in the loss of 100% of the Index Strategy Value. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
Any partial withdrawal or full surrender may also be subject to a 10% additional federal tax if taken before age 59½. This Contract may not be appropriate if you plan on taking partial withdrawals or a full surrender prior to age 59½.
Nationwide may defer payment for a partial withdrawal or full surrender under this Contract for up to six months if the insurance regulatory authority of the state in which the Contract is issued approves such deferral. There are other circumstances under which Nationwide may delay the payment of partial withdrawals or full surrenders, as described in this prospectus. See "Withdrawals."
It is not possible to take withdrawals or surrender the Contract on or after the Annuitization Date.
Investment Risk
The following describe various investment risks associated with the Contract:
•
Allocations to an Index Strategy are not invested in the Index or directly participating in the performance of any stocks or other assets. Instead, the performance of the Index Strategy depends (in part) on the performance of its Index. The performance of an Index is based on changes in the values of the securities or other assets that comprise the Index. The securities comprising the Indexes are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers. The performance of the Indexes may fluctuate, sometimes rapidly and unpredictably. Negative Index Performance may cause you to realize investment losses. Your investment losses may be significant.
•
The historical performance of an Index or an Index Strategy does not guarantee future results. It is impossible to predict whether an Index or an Index Strategy will perform positively or negatively over the course of a Strategy Term.
•
While it is not possible to invest directly in an Index under the Contract or otherwise, allocations to an Index Strategy are indirectly exposed to the investment risks associated with its Index. An Index Strategy that has an Index with higher investment risks indirectly exposes you to those higher investment risks.
•
Index Performance is calculated by comparing the value of the Index between two specific points in time which means Index Performance may be negative or flat even if the Index performed positively for certain time periods between those two specific points in time.
•
Certain Indexes are comprised of foreign issuers and include exchange rate methodologies that may lower an Index Strategy’s returns.
•
In recent years, the financial markets have experienced periods of significant volatility and negative returns, contributing to an uncertain and evolving economic environment. The performance of the markets has been impacted by several interrelating factors such as, but not limited to, the COVID-19 pandemic, geopolitical turmoil, rising inflation, changes in interest rates, and actions by governmental authorities. It is not possible to predict with certainty the future performance of the markets.
•
Nationwide relies on the third-parties who sponsor and administer the Indexes to provide Nationwide with Index Values which are used to calculate the performance of the Index Strategies. In general, Index Values are to be provided to Nationwide each Business Day. However, there may be short or extended periods of time when Nationwide is not provided Index Values for an Index. This may occur for a variety of reasons that are not within Nationwide’s control, including severe market disruptions. If Nationwide is not provided with an Index Value, it will use the most recent Index Value provided to Nationwide when calculating the performance of the Index Strategies linked to the applicable Index. If Nationwide is provided an Index Value for a prior Business Day for which Nationwide was not originally provided an Index Value, Nationwide will take reasonable steps to recalculate impacted Contract Values and Contract transactions.
Risks Associated with the Indexes
The value of your investment allocated to an Index Strategy will depend in part on the performance of the applicable Index or Indexes. The performance of an Index is based on changes in the values of the securities or other instruments that comprise or define the Index. The securities and instruments comprising or defining the Indexes are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers.
The performance of the Indexes may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause you to lose money on your investment in the Contract. The historical performance of an Index or an Index Strategy does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of a Strategy Term.
While it is not possible to invest directly in an Index, if you choose to allocate amounts to an Index Strategy, you are indirectly exposed to the investment risks associated with the applicable Index.
Each Index is comprised or defined by a collection of securities and exposed to market risk and issuer risk.
•
Market risk is the risk that market fluctuations may cause the value of a security to fluctuate, sometimes rapidly and unpredictably.
•
Issuer risk is the risk that the value of an issuer’s securities may decline for reasons directly related to the issuer, as opposed to the market generally.
Each Index offered under the Contract is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Each Index also has its own unique risks, as follows:

•
MSCI EAFE Index
The MSCI EAFE Index is designed to represent the performance of common stocks of large- and mid-capitalization companies across 21 developed markets, including countries in Europe, Australasia, and the Far East, excluding the U.S. and Canada. Securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. Non-U.S. securities may decline in value due to political, economic, and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. The Index Value for the MSCI EAFE Index is calculated without any exchange rate adjustment.
Nasdaq-100 Index®
The Nasdaq-100 Index® is a large-cap growth index, which includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. To the extent that the Nasdaq-100 Index® is comprised of securities issued by companies in a particular sector, the company’s securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities of non-U.S. issuers are subject to the risks associated with investing in those non-U.S. markets, such as heightened risks of inflation or nationalization. Non-U.S. securities may decline in value due to political, economic, and geographic events affecting issuers of non-U.S. securities or non-U.S. markets. In addition, non-U.S. securities markets may trade a small number of securities and may be unable to respond effectively to changes in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
•
Russell 2000 Index®
The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Compared to large- and mid-capitalization companies, small-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of small-capitalization companies may be more volatile and less liquid than those of large- and mid-capitalization companies.
•
S&P 400® Index
The S&P 400® Index provides investors with a benchmark for mid-sized companies. The Index is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Compared to large-capitalization companies, mid-capitalization companies may be less stable and more susceptible to adverse developments. In addition, the securities of mid-capitalization companies may be more volatile and less liquid than those of large-capitalization companies.
•
S&P 500® Index
The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller-capitalization companies. During different market cycles, the performance of large-capitalization companies has trailed the overall performance of the broader securities markets.
Daily Index Strategy Earnings Percentage (Daily ISE Percentage) Risk
To calculate the Daily ISE Percentage, Nationwide uses a proxy fair market value methodology to value hypothetical investments in derivatives that provide an estimated present value of what the Term End ISE Percentage will be on the Strategy Term End Date. The Daily ISE Percentage is not directly related to the Index Performance (although Index Performance impacts the Daily ISE Percentage calculation) and the Daily ISE Percentage may be negative even when the Index Performance is positive due to market factors that impact the inputs used to value the hypothetical investment in the derivatives. The Daily ISE Percentage is reduced by an amount reflecting the cost of instruments used to provide the performance offered by the Contract. This deduction is equal to the Daily ISE Percentage at the beginning of the Strategy Term, but it declines to zero over the course of the Strategy Term.
The valuation of the hypothetical investments is based on standard methods for valuing derivatives and based on inputs from third party vendors. The methodology used to value these hypothetical investments is determined solely by Nationwide and may vary from other estimated valuations or the actual selling price of identical investments.

Limitation on Growth Potential Risk (Cap Rate and Participation Rate Risk)
For Index Strategies with Cap Rates, Index Strategy Earnings are limited by any applicable Cap Rate, which means that Index Strategy Earnings could be lower than if the Contract Owner had invested directly in a fund based on the applicable Index.
In addition, for Index Strategies with Cap+ Rates, if the Participation Rate is less than 100%, the Participation Rate will dampen the upside potential of your investment which means Index Strategy Earnings could be lower than if the Contract Owner had invested directly in a fund based on the applicable Index. The Participation Rate for Index Strategies with Cap+ Rate could be as low as 0.05%.
Cap Rates and Cap+ Rates could be as low as 0.05%, in which case the growth potential of an Indexed Strategy may be minimal.
Reinvestment Risk
Except in the limited circumstances under which Nationwide may substitute an Index, the Index, Strategy Term and Buffer will not change for as long as Nationwide offers an Index Strategy. However, an Index Strategy’s Cap Rates, Cap+ Rates, and Participation Rates may change from Strategy Term to Strategy Term, and there is no guarantee that an Index Strategy using any of the currently available Indexes will always be available for investment. Additionally, the Fixed Strategy’s Fixed Strategy Rate may change from Strategy Term to Strategy Term.
Other than the guaranteed minimum Cap Rate, Cap+ Rate, Participation Rate, and Fixed Strategy Rate, there is no guarantee that the Fixed Strategy’s current Fixed Strategy Rate or an Index Strategy’s current Cap Rate, Cap+ Rate, or Participation Rate will remain the same. A Contract Owner does not have the right to reject any Cap Rate, Cap+ Rate, Participation Rate, or Fixed Strategy Rate that Nationwide declares for a future Strategy Term. If a Contract Owner does not wish to invest in any of the Strategies at some point in the future, the only option will be to fully surrender the Contract or annuitize the Contract (subject to limitations). A full surrender may be subject to a CDSC, MVA, a negative Daily ISE Percentage, and may also have negative tax consequences.
The ability to transfer Contract Value among the Strategies is restricted. Except when exercising a Performance Lock, Contract Value allocated to a Strategy cannot be transferred until the end of the Strategy Term, even if Nationwide substitutes an Index during the Strategy Term, and Contract Value cannot be transferred into a Strategy while its Strategy Term is ongoing. This restricts the ability to react to changes in market conditions during a Strategy Term other than through withdrawals and by exercising the Performance Lock feature, which also has risks. You should consider whether the inability to reallocate Contract Value at any time is consistent with your financial needs.
In order to transfer Strategy Value from a Strategy on the Strategy Term End Date to another Strategy that is available for investment, Nationwide must receive transfer instructions prior to the close of business on the Strategy Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date). If Nationwide does not receive the transfer instructions by this time, the Contract Value will remain allocated to the currently elected Strategies using the Crediting Factors applicable for the upcoming Strategy Term. If an Index Strategy is not available for reinvestment, the entire Index Strategy Value allocated to the Index Strategy will be transferred to the Fixed Strategy.
Performance Lock Risk
Under the Performance Lock feature, the Contract Owner may transfer Index Strategy Value from an Index Strategy to the Fixed Strategy prior to the Strategy Term End Date for a Performance Lock Fee. If a Contract Owner exercises the Performance Lock feature, the Index Strategy Value that is next calculated after Nationwide receives the request will be transferred to the Fixed Strategy, less the Performance Lock Fee. Once the money is transferred to the Fixed Strategy it cannot be transferred out of the Fixed Strategy until the end of the Fixed Strategy’s Strategy Term (which would be the next Contract Anniversary). A Contract Owner should consider the following risks related to the Performance Lock feature:
•
The Performance Lock feature can only be used once during an Index Strategy’s Strategy Term and only the full Index Strategy Value can be transferred. Performance Lock requests for partial amounts of Index Strategy Value will not be accepted. Once a Performance Lock is exercised for an Index Strategy, it may not be revoked.
•
While a Contract Owner will earn interest in the Fixed Strategy at the Fixed Strategy Rate, once a Performance Lock for an Index Strategy is exercised, the Contract Owner will no longer participate in the Index Strategy’s performance even if the Index Strategy performs positively.

•
The Performance Lock Fee assessed on the Index Strategy Value increases for each year remaining in the Strategy Term as of the date of the Performance Lock request, with partial years rounded up to the next full year. This means that for Strategy Terms of 3 and 6 years, the Performance Lock Fee will be higher if the Performance Lock is requested earlier in the Strategy Term than it will be if the Performance Lock is requested later in the Strategy Term.
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Additionally, because Nationwide rounds partial years up to the next full year when calculating the Performance Lock Fee, Contract Owners should carefully consider the timing of a request and the impact the rounding will have on the Performance Lock Fee. For example, for Strategy Terms greater than 1 year, if a Performance Lock request is made on the day before a Contract Anniversary, the Performance Lock Fee would be 0.10% more than if the request was made on or after the Contract Anniversary.
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Although you may contact our Service Center to obtain the last calculated Index Value, you will not know the locked-in Index Value in advance. This is because we lock in the Index Value next calculated after we receive your request. The Index Value that is locked in may be lower than the Index Value that you last obtained or that was last calculated prior to receiving your request.
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Nationwide does not provide advice or notify Contract Owners regarding whether they should exercise the Performance Lock feature or the optimal time for doing so, if one exists. Contract Owners bear the risk that they will fail to exercise the Performance Lock at the optimal time during a Strategy Term. Contract Owners also bear the risk that they will exercise the Performance Lock at a time during a Strategy Term when they miss out on gains that occur after the Performance Lock, or lock-in losses that would not have occurred had the Performance Lock been exercised at a later date or not at all. Nationwide is not responsible for any losses related to a decision whether or not to exercise a Performance Lock. It is impossible to know with certainty whether or not a Performance Lock should be exercised.
Reduction in Index Strategy Basis Risk
The Index Strategy Basis is a value used to calculate Index Strategy Value and Index Strategy Earnings. The Index Strategy Basis is not a cash value under the Contract. On the first day of a Strategy Term, the Index Strategy Basis equals the amount allocated to the Index Strategy. On any day during a Strategy Term other than the Strategy Term End Date, the Index Strategy Basis is equal to the Index Strategy Basis on the first day of the Strategy Term minus any partial withdrawals (including adjustments for any applicable CDSC and MVA), fees, and premium taxes that occurred during the Strategy Term. Partial withdrawals and other deductions from Index Strategy Value (including fees) reduce an Index Strategy’s Index Strategy Basis in the same proportion that the deduction reduced the Index Strategy’s Index Strategy Value on the date of the deduction. When the Index Strategy Basis is greater than the Index Strategy Value at the time of a deduction, a proportional reduction will reduce the Index Strategy Basis by more than the dollar amount deducted.
Index Substitution Risk
The Index for an Index Strategy generally will not change for the duration of an ongoing Strategy Term. However, Nationwide may substitute the Index during a Strategy Term in limited circumstances. Subject to any applicable regulatory approval, Nationwide may substitute the Index if (a) the Index is discontinued or (b) there is a substantial change to the calculation of the Index. If Nationwide substitutes an Index, the new Index will be similar in composition to the old Index. Nationwide will seek to notify Contract Owners at least 30 days prior to substituting an Index for any Index Strategy in which they are invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of Nationwide’s control, Nationwide will provide notice of the substitution as soon as practicable.
A Contract Owner will have no right to reject the substitution of an Index. If Nationwide substitutes the Index for an Index Strategy in which a Contract Owner is invested, unless a Performance Lock is requested, the Contract Owner will not be permitted to transfer the Index Strategy Value until the end of the Strategy Term. See "Reinvestment Risk" above.
If Nationwide substitutes the Index for an Index Strategy, the performance of the new Index may differ significantly from the performance of the old Index. This may negatively affect the Index Strategy Earnings applied to an Index Strategy.
Investment Risk During the Right to Examine Period
Under state insurance laws, a Contract Owner has the right, during a limited period of time, to examine the Contract and decide to keep it or cancel it. This right is referred to as a "free look" right. The length of this time period depends on state law and may vary depending on whether the purchase is a replacement of another annuity contract. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Date of Issue.

Where state law requires the return of purchase payments for free look cancellations, Nationwide will return the Purchase Payment applied to the Contract, less any withdrawals from the Contract and any applicable federal and state income tax withholding. Where state law requires the return of Contract Value for free look cancellations, Nationwide will return the Contract Value as of the date of the cancellation, less any withdrawals from the Contract and any applicable federal and state income tax withholding. There is a risk that the performance of the Index Strategies will decrease the Contract Value during the free look period and the Contract Value will be less than the Purchase Payment.
Nationwide’s Financial Strength and Claims Paying Ability Risk
Nationwide’s general account assets support its obligations under the Contract and are subject to claims by its creditors. As such, guarantees under the Contract are subject to Nationwide’s financial strength and claims-paying ability. There is a risk that Nationwide may default on those guarantees. Contract Owners need to consider Nationwide’s financial strength and claims-paying ability in meeting its guarantees under the Contract.
To request additional information about Nationwide, contact the Service Center.
Cyber Security Risk
Nationwide’s businesses are highly dependent upon its computer systems and those of its business partners and service providers. This makes Nationwide susceptible to operational and information security risks resulting from a cybersecurity incident. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by Nationwide, and indirect risks, such as denial of service, attacks on systems or websites and other operational disruptions that could severely impede Nationwide’s ability to conduct its businesses and administer the contract (e.g., calculate Contract Values or process transactions).
Financial services companies and their third-party service providers are increasingly the targets of cyber-attacks involving the encryption and/or threat to disclose personal or confidential information (e.g., ransomware) or disruptions of communications (e.g., denial of service) to extort money or for other malicious purposes. The techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources. The use of remote or flexible work arrangements, remote access tools, and mobile technology have expanded potential targets for cyber-attack.
Cyber-attacks affecting Nationwide, Index providers, intermediaries, and service providers may adversely affect Nationwide and Contract Values. As a result of a cybersecurity incident, Nationwide may be subject to regulatory fines, private claims, and financial losses and/or reputational damage. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict. Although Nationwide undertakes substantial efforts to protect its computer systems from cyber-attacks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that Nationwide or its service providers will avoid cybersecurity incidents affecting Contract Owners in the future. It is possible that a cybersecurity incident could persist for an extended period of time without detection.
In the event that Contract administration or Contract Values are adversely affected as a result of a failure of Nationwide’s cybersecurity controls, Nationwide will take reasonable steps to take corrective action and restore Contract Values to the levels that they would have been had the cybersecurity incident not occurred. Nationwide will not, however, be responsible for any adverse impact to Contracts or Contract Values that result from the Contract Owner or its designee’s negligent acts or failure to use reasonably appropriate safeguards to protect against cyber-attacks or to protect personal information.
Business Continuity Risk
Nationwide is exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, geopolitical disputes, military actions, and terrorist acts, which could adversely affect Nationwide’s ability to administer the contracts. Nationwide has adopted business continuity policies and procedures that may be implemented in the event of a natural or man-made disaster, but such business continuity plans may not operate as intended or fully mitigate the operational risks associated with such disasters.
Nationwide outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities. While Nationwide closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond Nationwide’s control. If one or more of the third parties to whom Nationwide outsources such critical business functions experience operational failures, Nationwide’s ability to administer the contract could be impaired.
Nationwide
The Contract is issued by Nationwide, with its home office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide is obligated to pay all amounts promised under the Contract, subject to its creditworthiness and claims-paying ability.
Nationwide is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 ("1934 Act"). In reliance on that exemption, Nationwide does not file periodic reports that would be otherwise required under the 1934 Act.
The Contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215. NISC is a wholly-owned subsidiary of Nationwide.

Index Strategies
General
An Index Strategy is an investment option under the Contract that credits positive, negative, or zero earnings at the end of a Strategy Term based, in part, on the performance of an Index , and is subject to certain Crediting Factors that impact the gains and losses under the Index Strategy. Nationwide calculates a separate Index Strategy Value for each Index Strategy that has Contract Value allocated to it. An investment in an Index Strategy is not an investment in the Index or any index fund. The Contract Owner can lose a significant amount of money if the Index declines in value. If amounts are removed from an Index Strategy prior to the end of a Strategy Term, the Contract Owner could lose a significant amount of money due to the Daily ISE Percentage calculation.
The Contract Owner may allocate Contract Value to no more than ten Index Strategies. The Fixed Strategy is not considered an Index Strategy for purposes of the maximum number of Index Strategies. If the Contract Owner is simultaneously invested in the same Index Strategy for Strategy Terms that began on different dates, those investments are considered separate Index Strategies for purposes of determining the maximum number of Index Strategies.
Nationwide reserves the right to add or remove any Index Strategies at any time, but any such changes will not affect Strategy Terms already in effect and will become effective on the first day of a new Strategy Term. An Index Strategy’s Cap Rate, Cap+ Rate, and Participation Rate may change from Strategy Term to Strategy Term, subject to guaranteed minimums and maximums. The Index Strategies available for election may be different for newly issued Contracts than for existing Contracts or for Contracts with different issue dates.
The Contract currently offers two different types of Index Strategies, Index Strategies with Cap Rates and Index Strategies with Cap+ Rates, which are described in more detail below.
Information regarding the features of each currently offered Index Strategy, including (i) the Index name; (ii) the Index type; (iii) its Strategy Term; (iv) its crediting methodology; (v) its Buffer; and (vi) its guaranteed minimum Cap Rate, Cap+ Rate, and/or Participation Rate, is available in "Appendix A: Investment Options Under the Contract."
The Product Fee and Return of Premium Death Benefit Option fee, if elected, are deducted proportionally from the Index Strategies in which the Contract Owner is allocated based on the Contract Value in the Index Strategies at the time the Product Fee is assessed. These fees will reduce the gains and may increase the losses under the Contract. Additionally, the Performance Lock Fee is assessed to the Index Strategy Value subject to the Performance Lock and will reduce the Index Strategy Value. See "Charges and Adjustments."
Index
The Index Performance is determined by the Index linked to each Index Strategy. The performance of an Index Strategy will therefore depend on the performance of a particular market index over the course of a Strategy Term.
The Indexes under the Contract provide exposure to different markets and asset classes, all of which may perform differently compared to each other and during different time periods. If the Index Performance at the end of a Strategy Term is negative, the Index Strategy will experience a loss if the negative Index Performance exceeds the protection provided by the Buffer. If the Index Performance at the end of a Strategy Term is positive, the Index Strategy will experience a gain but the gain may be limited by a Cap Rate or Participation Rate.
The Index Performance is calculated on a point-to-point basis, which is done by comparing the Index Value of the Index on the first day of the Strategy Term to the Index Value of the Index on a specific future date during the Strategy Term.
The Contract currently offers Index Strategies with the following Indexes:
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MSCI EAFE Index
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Nasdaq-100 Index®
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Russell 2000 Index®
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S&P 400® Index
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S&P 500® Index
Each Index offered under the Contract is a price return index and does not include dividends declared by any of the companies in the Index.

See "Additional Index Information" for more information about the Indexes.
Nationwide reserves the right to add or remove any Index in the future. There is no guarantee that an Index Strategy using any of the Indexes listed above will always be available for investment. The Index for an Index Strategy generally will not change for the duration of an ongoing Strategy Term. However, if the Index associated with a particular Index Strategy is discontinued or calculation of the Index is substantially changed, Nationwide may substitute a comparable index during a Strategy Term subject to applicable regulatory approval. Before a substitute index is used, Nationwide will notify Contract Owners (and any assignee) of the substitution. See "Index Substitution During a Strategy Term."
Strategy Term
Each Index Strategy has a Strategy Term which is the total maturity time of the Index Strategy, expressed in years. The Contract currently offers Index Strategies with Strategy Terms of 1, 3, and 6 years. A Strategy Term begins on the date Contract Value is allocated to the Index Strategy and ends on the Strategy Term End Date, which will always be a Contract Anniversary. The Strategy Term for an Index Strategy will not change for as long as that Index Strategy is offered. Strategy Terms for newly-created Index Strategies that are made available for investment after the Date of Issue will be no shorter than 1 year and will be no longer than 6 years.
Consecutive 1-year Strategy Terms are generally more conservative than 3 and 6 year Strategy Terms with the same Buffer percentage because the full protection of the Buffer is applied and "resets" more frequently with 1-year Strategy Terms (i.e., once a year) than with 3 and 6 year Strategy Terms. However, consecutive 1-year Strategy Terms are not guaranteed to prevent more losses than longer Strategy Terms with the same Buffer.
Contract Value allocated to an Index Strategy must remain in the Index Strategy until the end of a Strategy Term to be credited using the Term End ISE Percentage. Partial withdrawals (including Free Withdrawals, systematic withdrawals, and required minimum distributions), a full surrender (including free look surrenders in certain states), the deduction of a fee, transfers under the Performance Lock feature, Annuitization and Death Benefit payments when calculated before the end of a Strategy Term are calculated using the Daily ISE Percentage, which may be negative. A withdrawal from an Index Strategy during a Strategy Term may be subject to CDSC, a negative MVA, tax, and tax penalties. See "Withdrawals."
Buffer
Each Index Strategy has a Buffer which is the maximum percentage of loss that Nationwide will absorb when calculating the Term End ISE Percentage that may be applied for an Index Strategy on a Strategy Term End Date. The Buffer is the amount of downside protection when measured from the start of the Strategy Term to the end of the Strategy Term, and, unless a 1-year Strategy Term is elected, is not applied on an annual basis. The Contract currently offers Index Strategies with Buffers of 10% and 20%. At the Contract’s minimum Buffer of 5% (guaranteed for the life of the Contract), the maximum amount of loss you could experience due to negative Index Performance at the end of a Strategy Term, after taking into account the Buffer, would be 95%.
A higher percentage Buffer provides more protection against loss than a Buffer with a lower percentage. For example, an Index Strategy with a 10% Buffer begins to experience a negative Term End ISE Percentage once the Index Performance is less than -10%, while an Index Strategy with a 20% Buffer begins to experience a negative Term End ISE Percentage once the Index Performance is less than -20%.
The Buffer does not apply to the same extent and does not provide the same level of protection when calculating the Daily ISE Percentage that it does when calculating the Term End ISE Percentage. Prior to the Strategy Term End Date, the Index Strategy Value may reflect losses even if negative Index Performance is within the Buffer or even when the Index Performance is positive. The losses may be realized if a Death Benefit is calculated or if the Contract Owner takes a withdrawal, exercises a Performance Lock or the Right to Examine and Cancel provision, or begins Annuitization or if a fee is deducted. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
The Buffer for an Index Strategy will not change for as long the Index Strategy is offered. Buffers for newly-created Index Strategies that are made available for investment after the Date of Issue will never be less than 5%.

Examples:
The table below illustrates the impact of the Buffer if the Index Performance is -25% at the end of the Strategy Term.
Buffer	The Amount Nationwide Will Credit at the End of the Strategy Term
10%	-15%
20%	-5%
The table below illustrates the impact of the Buffer if the Index Performance is -5% at the end of the Strategy Term.
Buffer	The Amount Nationwide Will Credit at the End of the Strategy Term
10%	0%
20%	0%
Index Strategies with lower Buffers generally offer higher Cap Rates and Cap+ Rates providing Contract Owners who are willing to accept more risk with the potential for more participation in the Index Performance. Contract Owners should discuss their risk tolerance and investment objectives with their financial professionals.
Participation Rate
Each Index Strategy has a Participation Rate which is a percentage that represents the proportion of the Index Performance used in the calculation of the Term End ISE Percentage. The Participation Rate only applies when the Index Performance is positive. When the Participation Rate is less than 100% it will limit the Index Performance.
For Index Strategies with Cap Rates, when a Cap Rate is declared for a Strategy Term, the Participation Rate will always be 100%. If no Cap Rate is declared for a Strategy Term, the Participation Rate will always be greater than or equal to 100%.
For Index Strategies with Cap+ Rates, the Participation Rate, which only applies to any Index Performance in excess of the Cap+ Rate, may be greater than, less than, or equal to 100%, but is guaranteed to always be at least 0.05%.
Current Participation Rates can be found at the following website: [the website link will be filed in a subsequent Post-Effective Amendment].
If the Participation Rate is greater than 100%, it will increase the upside potential when the Index Performance is positive. For example, if the Participation Rate is 150%, it will multiply any positive Index Performance by 150%. For Index Strategies with Cap+ Rates, if the Participation Rate is less than 100%, it will decrease the upside potential when the Index Performance is positive. For example, if the Participation Rate is 90%, only 90% of the positive Index Performance in excess of the Cap+ Rate will be applied. If the Participation Rate is equal to 100%, it will have no effect on the Index Performance.
The Participation Rate for an Index Strategy will not change for the duration of a Strategy Term. However, the Participation Rate may change for future Strategy Terms. The Participation Rate for a particular Strategy Term may be different for newly issued Contracts than for existing Contracts.
Index Strategies with Cap Rates
The Cap Rate is the maximum positive Term End ISE Percentage that may be applied for an Index Strategy on a Strategy Term End Date. The Cap Rate limits the positive Index Performance on a Strategy Term End Date. For example, if the Index Performance is 12% and the Cap Rate is 4%, Nationwide will credit 4% at the end of the Strategy Term.
The Cap Rate applies for the duration of the Strategy Term and is not applied on an annual basis (unless a 1-year Strategy Term is elected). This means that Cap Rates for 3 and 6 year Strategy Terms would be less if measured on an annual basis. The Cap Rate for an Index Strategy will not change for the duration of a Strategy Term. However, the Cap Rate may change for future Strategy Terms. The Cap Rate for a particular Strategy Term may be different for newly issued Contracts than for existing Contracts.
Current Cap Rates can be found at the following website: [the website link will be filed in a subsequent Post-Effective Amendment]. For any Index Strategy, the Cap Rate is guaranteed to never be less than 0.05%.

Prior to each Strategy Term Nationwide declares the Cap Rate, if any, for each available Index Strategy with Cap Rate. In some cases, Nationwide may declare a Cap Rate for an Index Strategy as "uncapped" for a Strategy Term (i.e., no Cap Rate is declared), in which case there is no maximum limit on the positive Index Performance for that Strategy Term. If Nationwide does not declare a Cap Rate for a Strategy Term, it does not mean that the Index Strategy will not have a Cap Rate in future Strategy Terms as Nationwide may declare a Cap Rate for future Strategy Terms.
In general, Index Strategies with smaller Buffers (e.g., 10%) and/or longer Strategy Terms (e.g., 3- or 6-year Strategy Terms) are more likely to have Strategy Terms where no Cap Rate is declared, while Index Strategies with larger Buffers (e.g., 20%) and/or shorter Strategy Terms (e.g., 1 year Strategy Term) are less likely or may never have Strategy Terms where no Cap Rate is declared.
Index Strategies with lower Buffers generally offer higher Cap Rates providing Contract Owners who are willing to accept more risk with the potential for more participation in the Index Performance. Contract Owners should discuss their risk tolerance and investment objectives with their financial professionals.
On the Strategy Term End Date, Index Strategy Earnings for an Index Strategy with Cap Rate are equal to the Index Strategy Basis on the Strategy Term End Date multiplied by the Term End ISE Percentage.
An Index Strategy with Cap Rate’s Term End ISE Percentage is calculated as follows:
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if the Index Performance multiplied by the Participation Rate is positive and greater than or equal to the Index Strategy’s Cap Rate, the Term End ISE Percentage is equal to the Cap Rate;
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if the Index Performance multiplied by the Participation Rate is positive but less than the Index Strategy’s Cap Rate, the Term End ISE Percentage is equal to the Index Performance multiplied by the Participation Rate;
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if the Index Performance is zero or negative but within the Buffer, the Term End ISE Percentage is equal to zero; and
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if the Index Performance is negative and exceeds the Buffer, the Term End ISE Percentage is equal to the Index Performance plus the Buffer. This results in a negative Term End ISE Percentage which means the Contract may experience a loss of principal and/or previous earnings. These losses could be significant.
For Index Strategies with Cap Rates, when a Cap Rate is declared for a Strategy Term, the Participation Rate will always be 100%. If no Cap Rate is declared for a Strategy Term, the Participation Rate will always be greater than or equal to 100%.
The following examples illustrate how we calculate and credit interest for an Index Strategy with Cap Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
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Positive Index Performance that is less than Cap Rate
Index Performance = 10%
Participation Rate = 100%
Cap Rate = 20%
Buffer = 10%
Step 1: Index Performance is multiplied by the Participation Rate = 10% (10% x 100%)
Step 2: Compare Step 1 value to Cap Rate (10% is less than 20% Cap Rate)
Term End ISE Percentage = 10%
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Positive Index Performance that is greater than Cap Rate
Index Performance = 30%
Participation Rate = 100%
Cap Rate = 20%
Buffer = 10%
Step 1: Index Performance is multiplied by the Participation Rate = 30% (30% x 100%)
Step 2: Compare Step 1 value to Cap Rate (30% is greater than 20% Cap Rate)
Term End ISE Percentage = 20%
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Negative Index Performance that exceeds the Buffer

Index Performance = -15%
Participation Rate = 100%
Cap Rate = 20%
Buffer = 10%
Step 1: Compare Index Performance to Buffer = -5% (-15% plus the 10% Buffer = -5%)
Note: The Participation Rate does not apply when Index Performance is negative.
Term End ISE Percentage = -5%
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Negative Index Performance within the Buffer
Index Performance = -2%
Participation Rate = 100%
Cap Rate = 20%
Buffer = 10%
Step 1: Compare Index Performance to Buffer = 0% (-2% is negative but within the 10% Buffer, so the Term ISE Percentage = 0%)
Note: The Participation Rate does not apply when Index Performance is negative.
Term End ISE Percentage = 0%
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Positive Index Performance, no Cap Rate declared for the Strategy Term
Index Performance = 10%
Participation Rate = 125%
Cap Rate = no Cap Rate declared
Buffer = 10%
Step 1: Index Performance is multiplied by the Participation Rate = 12.5% (10% x 125%)
Note: No comparison to Cap Rate since no Cap Rate was declared.
Term End ISE Percentage = 12.5%
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Negative Index Performance that exceeds the Buffer, no Cap Rate declared for the Strategy Term
Index Performance = -20%
Participation Rate = 125%
Cap Rate = no Cap Rate declared
Buffer = 10%
Step 1: Compare Index Performance to Buffer = -10% (-20% plus the 10% Buffer = -10%)
Note: The Participation Rate does not apply when Index Performance is negative.
Term End ISE Percentage = -10%
On any Business Day other than the Strategy Term End Date, Index Strategy Earnings for an Index Strategy with Cap Rate are calculated using the Daily ISE Percentage. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
Index Strategies with Cap+ Rates
The Cap+ Rate is the declared percentage of Index Performance that determines when a Participation Rate begins applying in the calculation of the Term End ISE Percentage. While the Cap+ Rate does not cap positive Index Performance, a Participation Rate of less than 100% will limit the positive Index Performance that is in excess of the Cap+ Rate (see "Participation Rate"). A Participation Rate declared for an Index Strategy with Cap+ Rate will have no impact in the calculation of the Term End ISE Percentage if the Index Performance does not exceed the Cap+ Rate.
The Cap+ Rate for an Index Strategy will not change for the duration of a Strategy Term. However, the Cap+ Rate may change for future Strategy Terms. The Cap+ Rate for a particular Strategy Term may be different for newly issued Contracts than for existing Contracts.
Current Cap+ Rates can be found at the following website: [the website link will be filed in a subsequent Post-Effective Amendment]. For any Index Strategy, the Cap+ Rate is guaranteed to never be less than 0.05%.
Index Strategies with Cap+ Rates with lower Buffers generally offer higher Participation Rates providing Contract Owners who are willing to accept more risk with the potential for more participation in the Index Performance. Contract Owners should discuss their risk tolerance and investment objectives with their financial professionals.

On the Strategy Term End Date, Index Strategy Earnings for an Index Strategy with Cap+ Rate are equal to the Index Strategy Basis multiplied by the Term End ISE Percentage.
An Index Strategy with Cap+ Rate’s Term End ISE Percentage is calculated as follows:
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if the Index Performance is positive and greater than the Cap+ Rate, the Term End ISE Percentage is equal to the Cap+ Rate plus the Participation Rate multiplied by the Index Performance in excess of the Cap+ Rate;
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if the Index Performance is positive and less than the Cap+ Rate, the Term End ISE Percentage is equal to the Index Performance;
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if the Index Performance is zero or negative but within the Buffer, the Term End ISE Percentage is equal to zero; and
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if the Index Performance is negative and exceeds the Buffer, the Term End ISE Percentage is equal to the Index Performance plus the Buffer. This results in a negative Term End ISE Percentage which means the Contract may experience a loss of principal and/or previous earnings. These losses could be significant.
The following examples illustrate how we calculate and credit interest for an Index Strategy with Cap+ Rate assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.
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Positive Index Performance that is less than Cap+ Rate
Index Performance = 5%
Participation Rate = 50% (Only applies to Index Performance above the Cap+ Rate)
Cap+ Rate= 10%
Buffer = 10%
Step 1: Compare Index Performance to Cap+ Rate (5% is less than 10%).
Note: Since Index Performance is less than Cap+ Rate the Participation Rate does not apply.
Term End ISE Percentage = 5%
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Positive Index Performance that is greater than Cap+ Rate
Index Performance = 20%
Participation Rate = 50%
Cap+ Rate = 10%
Buffer = 10%
Step 1: Compare Index Performance to Cap+ Rate (Index Performance exceeds the Cap+ Rate by 10%)
Step 2: multiply the Index Performance in excess of the Cap+ Rate by the Participation Rate = 5% (10% x 50%)
Step 3: add Step 2 value to the Cap+ Rate = 15% (5% + 10%)
Term End ISE Percentage = 15%
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Negative Index Performance that exceeds the Buffer
Index Performance = -20%
Participation Rate = 50%
Cap+ Rate= 10%
Buffer = 10%
Step 1: Compare Index Performance to Buffer = -10% (-20% plus the 10% Buffer = -10%)
Note: The Participation Rate does not apply when Index Performance is negative.
Term End ISE Percentage = -10%
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Negative Index Performance within the Buffer
Index Performance = -5%
Participation Rate = 50%
Cap+ Rate= 10%
Buffer = 10%
Step 1: Compare Index Performance to Buffer = 0% (-5% is negative but within the 10% Buffer, so the Term ISE Percentage = 0%)
Note: The Participation Rate does not apply when Index Performance is negative.
Term End ISE Percentage = 0%

On any Business Day other than the Strategy Term End Date, Index Strategy Earnings for an Index Strategy with Cap+ Rate are calculated using the Daily ISE Percentage. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
Current Index Strategies
The Contract currently offers the following Index Strategies:
1 Year Strategy Term Options
Cap Rate
Russell 2000 Index® 1 Year with Cap Rate & 10% Buffer
Nasdaq-100 Index® 1 Year with Cap Rate & 10% Buffer
MSCI EAFE Index 1 Year with Cap Rate & 10% Buffer
S&P 400® Index 1 Year with Cap Rate & 10% Buffer
S&P 500® Index 1 Year with Cap Rate & 10% Buffer
S&P 500® Index 1 Year with Cap Rate & 20% Buffer
3 Year Strategy Term Options
Cap Rate
Russell 2000 Index® 3 Year with Cap Rate & 10% Buffer
S&P 500® Index 3 Year with Cap Rate & 10% Buffer
S&P 500® Index 3 Year with Cap Rate & 20% Buffer
6 Year Strategy Term Options
Cap Rate
Russell 2000 Index® 6 Year with Cap Rate & 10% Buffer
S&P 500® Index 6 Year with Cap Rate & 10% Buffer
S&P 500® Index 6 Year with Cap Rate & 20% Buffer
Additional Index Information
Description of Indexes
The following sections provide additional information for each Index currently offered under the Contract. Also see "Appendix D: Additional Index Disclosures."
MSCI EAFE Index (Ticker: MXEA)
The MSCI EAFE Index is designed to represent the performance of common stocks of large- and mid-capitalization companies across 21 developed markets, including countries in Europe, Australasia, and the Far East, excluding the U.S. and Canada. The Index is available for a number of regions and market segments/sizes and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries. As of February 29, 2024, the Index had a capitalization range (from largest to smallest) of approximately $388.3 billion to $1.3 billion.
The Index is a price return index and does not include dividends declared by any of the companies in the Index.
The Index Value for the MSCI EAFE Index is calculated without any exchange rate adjustment.
The index provider for this Index is MSCI Inc. MSCI Inc. is not affiliated with Nationwide.
Nasdaq-100 Index® (Ticker: NDX)
The Nasdaq-100 Index® is a large-cap growth index, which includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.
This Index is a price return index and does not include dividends declared by any of the companies in this Index.
The index provider for this index is Nasdaq, Inc. Nasdaq, Inc is not affiliated with Nationwide.

Russell 2000 Index® (Ticker: RTY)
The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
This Index is a price return index and does not include dividends declared by any of the companies in this Index.
The index provider for this index is the London Stock Exchange Group. The London Stock Exchange Group is not affiliated with Nationwide.
S&P 400® Index (Ticker: MID)
The S&P 400® Index provides investors with a benchmark for mid-sized companies. The index is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.
This Index is a price return index and does not include dividends declared by any of the companies in this Index.
The index provider for this index is SPDJI. SPDJI is not affiliated with Nationwide.
S&P 500® Index (Ticker: SPX)
The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.
This Index is a price return index and does not include dividends declared by any of the companies in this Index.
The index provider for this Index is SPDJI. SPDJI is not affiliated with Nationwide.
Unavailable Index Values
If an Index Value is not provided to Nationwide by an Index provider or is otherwise unavailable on a Business Day, the Index Value will be the closing value of the Index for the previous Business Day. If an Index provider later publishes an Index Value for a business day when the Index Value was not provided to Nationwide or was otherwise not available Nationwide will recalculate the impacted transactions and Contract Values according to the Index Value provided to Nationwide by the Index provider. This recalculation could result in changes to transactions, Index Values, and Contract Values that occurred when an Index Value was not published by an Index provider.
Index Substitution During a Strategy Term
The Index for an Index Strategy generally will not change for the duration of an ongoing Strategy Term. However, Nationwide reserves the right to substitute the Index during a Strategy Term at any time, in limited circumstances. Subject to any applicable regulatory approval, Nationwide may substitute the Index if any of the following events occur: (a) the Index is discontinued, (b) there is a substantial change to the calculation of the Index, (c) Index Values are unavailable, (d) Nationwide’s permission or license to use an Index is revoked, (e) Nationwide is unable to hedge risks associated with the Index, or for any other reason approved by a regulator with jurisdiction over the operation of the Contract. If Nationwide substitutes an Index, the new Index will be similar in composition to the old Index. Nationwide will seek to notify the Contract Owner at least 30 days prior to substituting an Index for any Index Strategy in which the Contract Owner is invested. However, in the event that it is necessary to substitute on less than 30 days’ notice due to circumstances outside of Nationwide’s control, Nationwide will provide notice of the substitution as soon as practicable.
If Nationwide substitutes an Index during a Strategy Term, the Index Performance for the Index Strategy will be equal to the result of compounding the performance of the old index prior to the substitution date and the performance of the new index after the substitution date. This is equal to (1+A) x (1+B) -1 where:
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A is equal to the percentage change in the value of the old Index between the first day of the Strategy Term (or the first day during the Strategy Term on which the old Index was used, whichever is later) and the value of the Index on the date of substitution; and
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B is equal to the percentage change in the value of the new Index between the date of substitution and the relevant later date in the Strategy Term.

For example, assume that Nationwide substitutes the Index for an Index Strategy on a date during the Strategy Term. Also assume that the Index Performance for the old Index between the first day of the Strategy Term and the substitution date was 10%, and that the Index Performance for the new Index between the substitution date and the Strategy Term End Date was 5%. In this scenario, the Index Performance between the first day of the Strategy Term and the Strategy Term End Date would be 15.5%, i.e. (1+10%) x (1 + 5%) -1.
Historical Index Returns
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Cap Rate and a hypothetical -10% Buffer. The charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Index Strategy. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index Strategies, and does not reflect Contract fees and charges, including the CDSC, a negative MVA or a negative Daily ISE Percentage, which reduce performance.

1 This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.

1 This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Performance and will cause the Index to underperform a direct investment in the securities composing the Index.
Performance Lock
General
The Performance Lock feature provides the Contract Owner with a one-time transfer during a Strategy Term of the full Index Strategy Value to the Fixed Strategy. Nationwide assesses a fee for a Performance Lock. For each Index Strategy, the Performance Lock feature may be exercised only once during a Strategy Term. If Contract Value is allocated to multiple Index Strategies, the Performance Lock may be exercised for any, all, or none of the Index Strategies during their respective Strategy Terms. The Contract Owner can request a Performance Lock for only the full Index Strategy Value. Requests for a Performance Lock of partial amounts of an Index Strategy’s Index Strategy Value will not be accepted. A Performance Lock once exercised is irrevocable.
On any Business Day other than the Strategy Term End Date, the Contract Owner may submit a request to the Service Center to exercise a Performance Lock. If Nationwide receives the request prior to the close of business on a Business Day, the Index Strategy Value transferred to the Fixed Strategy will be the Index Strategy Value at the end of the Business Day on which the Performance Lock request is received by Nationwide, less the Performance Lock Fee. If the Performance Lock request is received by Nationwide on a day that is not a Business Day, or after the close of a Business Day, Nationwide will use the next Business Day’s Index Strategy Value, less the Performance Lock Fee.
The Performance Lock Fee is calculated as follows:
Index Strategy Value subject to Performance Lock Request	X	0.10%	X	Number of years remaining in the Strategy Term (partial years are rounded up to the next full year)
See "Performance Lock Fee" and "Performance Lock Risk" for additional information on the Performance Lock Fee and the risks associated with the Performance Lock.
If there is no Contract Value allocated to the Fixed Strategy and a Performance Lock is exercised, the date the Index Strategy Value is transferred into the Fixed Strategy is considered the first day of the Fixed Strategy’s Strategy Term and the Strategy Term End Date will be the next Contract Anniversary.
Performance Lock Example

Assume a Contract Owner is allocated to an Index Strategy with a 6-year Strategy Term and the Contract Owner requests a Performance Lock with 4 years and 10 months remaining in the Strategy Term. Also assume that at the end of the Business Day on the day the Performance Lock is processed the Index Strategy Value is $142,000. The amount of Index Strategy Value transferred to the Fixed Strategy will be $141,290 ($142,000 minus the Performance Lock Fee of $142,000 x 0.10% x 5 years (4 years and 10 months is rounded up to the next full year)).
The amount transferred into the Fixed Strategy will earn interest at the Fixed Strategy Rate until the next Contract Anniversary at which time the Contract Owner can elect to either transfer out of the Fixed Strategy to an available Index Strategy or remain in the Fixed Strategy subject to a newly declared Fixed Strategy Rate.
Performance Locks Exercised Within 45 Days of a Contract Anniversary
If a Performance Lock is requested within 45 days prior to a Contract Anniversary, the Contract Owner will not receive notification of the available Strategies and applicable Crediting Factors 30 days prior to the Fixed Strategy’s Strategy Term End Date as described in the "Actions on Strategy Term End Dates" section. Instead, the following will apply:
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If the Performance Lock is requested through Nationwide’s Service Center via the website or by telephone, the Contract Owner will receive the available Strategies and Crediting Factors at the time of the request; or
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If the Performance Lock is requested by mail, the Contract Owner will need to contact the Service Center for the available Strategies and applicable Crediting Factors prior to the Strategy Term End Date.
Once the Contract Value has been transferred into the Fixed Strategy, if no election is made prior to the Fixed Strategy’s Strategy Term End Date, the amount allocated to the Fixed Strategy as a result of the Performance Lock will remain in the Fixed Strategy for the next Strategy Term at the Fixed Strategy Rate in effect for that Strategy Term.
Fixed Strategy
The Fixed Strategy is an investment option under the Contract that credits interest daily at a Fixed Strategy Rate. Nationwide declares Fixed Strategy Rates prior to each Strategy Term and the Fixed Strategy Rate is guaranteed for the Strategy Term in which it is declared. Fixed Strategy Rates are determined at the sole discretion of Nationwide, but Fixed Strategy Rates are guaranteed to be at least 0.25%. Fixed Strategy Rates may be different for newly issued Contracts than for existing Contracts or for Contracts with different issue dates.
The Fixed Strategy has one-year Strategy Terms. The initial Strategy Term begins on the Date of Issue and ends on the first Contract Anniversary. Thereafter, each subsequent Strategy Term begins on each Contract Anniversary and ends on the following Contract Anniversary. At least 30 days prior to a Strategy Term End Date, Nationwide will send a notification to the Contract Owner stating (i) the Strategies that will be available for investment; (ii) their respective Crediting Factors and their values for the upcoming Strategy Term, including the current Fixed Strategy Rate; and (iii) how to communicate the Contract Owner’s instructions to Nationwide (see "Actions on Strategy Term End Dates").
Information regarding the Fixed Strategy, including (i) its name; (ii) its Strategy Term; and (iii) its minimum guaranteed Fixed Strategy Rate, is available in "Appendix A: Investment Options Under the Contract."
The Fixed Strategy’s Strategy Value is equal to the amount allocated to the Fixed Strategy plus any interest credited. Withdrawals from the Fixed Strategy will reduce the value by the amount of the withdrawal (including any applicable CDSC, MVA and taxes). A negative MVA will reduce the amount of the withdrawal or full surrender, but the negative adjustment is limited to a value that would result in a full surrender value which is no less than the applicable minimum nonforfeiture value (see "Market Value Adjustment").
If there is no Contract Value allocated to the Fixed Strategy and Index Strategy Value is transferred into the Fixed Strategy under the Performance Lock feature, the date the Index Strategy Value is transferred into the Fixed Strategy is considered the first day of the Fixed Strategy’s Strategy Term and the Strategy Term End Date will be the next Contract Anniversary. See "Performance Lock."
A full surrender of the Fixed Strategy Value or a full transfer out of the Fixed Strategy Value to an Index Strategy is subject to minimum amounts required by state law. Nationwide guarantees that any full surrender or full transfer out of the Fixed Strategy Value will be at least equal to the minimums required by state law.

Actions on Strategy Term End Dates
General
The following options are available at the end of a Strategy Term:
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Reinvest some or all of the Contract Value in the same Strategy for another Strategy Term (with the new Crediting Factors that Nationwide declares for the upcoming Strategy Term), assuming that the Strategy is available for investment.
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Transfer some or all of the Contract Value to another Strategy that is available for investment for a Strategy Term (with the new Crediting Factors that Nationwide declares for the upcoming Strategy Term).
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Take a partial withdrawal or fully surrender the Contract, which may be assessed a CDSC and MVA, depending on the Remaining Free Withdrawal Amount and whether the withdrawal is taken within the first six Contract Years.
At least 30 days prior to a Strategy Term End Date, Nationwide will send a notification to the Contract Owner stating (i) the Strategies that will be available for investment, (ii) their respective Crediting Factors and their values for the upcoming Strategy Term, and (iii) how to communicate the Contract Owner’s instructions to Nationwide.
If Nationwide does not receive instructions from the Contract Owner prior to the close of business on the Strategy Term End Date (or if the Strategy Term End Date is not a Business Day, then at least one Business Day prior to the Strategy Term End Date), the Contract Value will remain allocated to the currently elected Strategies using the Crediting Factors applicable for the upcoming Strategy Term. If an Index Strategy is not available for reinvestment, the entire Index Strategy Value allocated to the Index Strategy will be transferred to the Fixed Strategy.
Transfers Between Strategies
On a Strategy Term End Date, the Contract Owner may transfer free of charge some or all of the Contract Value in the maturing Strategy to another Strategy that is available for investment.
Except under the Performance Lock feature, transfers from a Strategy are not permitted other than on its Strategy Term End Date. Transfers into a Strategy are not permitted if its Strategy Term is ongoing.
If the Strategy Term End Date is a Business Day, a transfer request must be received by the Service Center prior to the close of business on that Business Day. If Nationwide does not receive a transfer request prior to the close of business on that Business Day, the transfer will not occur. If the Strategy Term End Date is not a Business Day, a transfer request must be received by the Service Center at least one Business Day prior to the Strategy Term End Date. If Nationwide does not receive a transfer request at least one Business Day prior to the Strategy Term End Date, the transfer will not occur. Transfer requests may be submitted in writing to the Service Center and must be signed by the Contract Owner. At Nationwide’s discretion, it may accept transfer requests by telephone or, if available, by Internet.
A transfer request will not be deemed to be received by the Service Center until it is in good order. To be in good order, the transfer request must identify:
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the Contract number;
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The date of the first day of the upcoming Strategy Term;
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The Strategy (or Strategies) from which Contract Value is being transferred out; and
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The Strategy (or Strategies) from which Contract Value is being transferred in.
A full transfer out of the Fixed Strategy Value to an Index Strategy is subject to minimum amounts required by state law. Nationwide guarantees that any full transfer out of the Fixed Strategy Value will be at least equal to the minimums required by state law.
Contacting the Service Center
All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:
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By telephone at 1-800-848-6331 (TDD 1-800-238-3035)
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By mail to P.O. Box 182021, Columbus, Ohio 43218-2021

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By Internet at www.nationwide.com
Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine. Nationwide may record telephone requests. Telephone and computer systems may not always be available. Any telephone system or computer can experience outages or slowdowns for a variety of reasons. The outages or slowdowns could prevent or delay processing. Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay. To avoid technical difficulties, submit transaction requests by mail.
Nationwide may be required to provide information about the Contract to government regulators. If mandated under applicable law, Nationwide may be required to reject a Purchase Payment and to refuse to process transaction requests under the Contract until instructed otherwise by the appropriate regulator.
Charges and Adjustments
Product Fee
Nationwide assesses an annual Product Fee, charged quarterly on the Contract Value allocated to Index Strategies. For Contracts issued on or after June 1, 2025, the Product Fee is 0.00%, and for Contracts issued before June 1, 2025, the Product Fee is 1.10%. On each Quarterversary, the Product Fee is calculated as follows:
For Contracts issued on or after June 1, 2025:
Total of all Index Strategy Values on a Quarterversary	X	0.00% 4
For Contracts issued on or after June 1, 2025:
Total of all Index Strategy Values on a Quarterversary	X	1.10% 4
The Product Fee is deducted proportionally from the Index Strategies based on the Contract Value in the Index Strategies at the time the Product Fee is assessed. The Product Fee is not assessed on the Fixed Strategy Value.
The Product Fee compensates Nationwide for providing the insurance benefits under the contract, including Nationwide’s obligation to credit earnings under the Contract and to pay annuity payments upon Annuitization. It also compensates Nationwide for assuming the risk that Annuitants will live longer than assumed and for guaranteeing that charges will not increase regardless of actual expenses. It also reimburses Nationwide for administrative costs it incurs resulting from providing contract benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees, as well as various related expenses. Nationwide may realize a profit from this fee.
Contingent Deferred Sales Charges (CDSC)
Partial withdrawals or a full surrender during the first six Contract Years may be subject to a CDSC. After the sixth Contract Year, no withdrawals, including a full surrender, are subject to CDSCs.
When a CDSC is imposed, the charge will equal the applicable "CDSC Percentage" multiplied by the dollar amount of the withdrawal. The CDSC Percentage will depend on the number of Contract Years you have completed when you take a withdrawal. The CDSC Percentage schedule starts at 8% for the first two Contract Years and then declines with each completed Contract Year thereafter until it reaches 0% after six completed Contract Years. The CDSC Percentage schedule is as follows:
Number of Completed Contract Years	CDSC Percentage
0	8%
1	8%
2	7%
3	6%
4	5%
5	4%

Number of Completed Contract Years	CDSC Percentage
6+	0%
CDSCs are intended to reimburse Nationwide for expenses that we incur in connection with the sale of the Contract. If expenses are greater than the CDSC, the shortfall will be made up from Nationwide’s general assets, which may indirectly include portions of the Product Fee, since Nationwide may generate a profit from this fee.
Market Value Adjustments (MVA)
Partial withdrawals or a full surrender during the first six Contract Years may be subject to an MVA. After the sixth Contract Year, no withdrawals, including a full surrender, are subject to an MVA. An MVA, when applied, may be positive, negative, or equal to zero. If an MVA is negative, it will decrease the withdrawal. If an MVA is positive, it will increase the withdrawal. If an MVA is equal to zero, it will have no effect on withdrawal. MVAs are assessed in addition to any applicable CDSC. Under extreme circumstances, a negative Market Value Adjustment could result in a loss of 100% of Contract Value.
The Contract is designed to be a long-term investment. When a Contract Owner takes a withdrawal, Nationwide may be required to liquidate interest rate sensitive fixed-income assets that it holds in order to satisfy its payment obligations under the Contract. The MVA is intended to approximate, without duplicating, Nationwide’s investment experience when it liquidates those assets. Nationwide utilizes a market value reference rate to determine this approximation. When liquidating assets, Nationwide may realize either a gain or a loss. If the market value reference rate has increased relative to the market value reference rate on the Date of Issue, the MVA will be negative. Conversely, if the market value reference rate has decreased relative to the market value reference rate on the Date of Issue, the MVA will be positive.
When an MVA is imposed, the MVA will equal the MVA Base x MVA Factor.
In the formula above, the MVA Base equals the dollar amount of the withdrawal minus the Remaining Free Withdrawal Amount. If the dollar amount of the withdrawal minus the Remaining Free Withdrawal Amount is less than or equal to zero, then an MVA is not applicable to the withdrawal.
We calculate the MVA Factor using the following formula:
MVA Factor = MVA Scaling Factor x (A – B) x N/12, where:
A = Initial Market Value Reference Rate
B = Market Value Reference Rate on the date we process the withdrawal
N = Number of whole (partial months will be rounded up to the next whole month) remaining in the MVA Period, calculated from the date that we process the withdrawal
In the formula above, the MVA Scaling Factor will be greater or less than, or equal to, 1.0. The MVA Scaling Factor is declared by Nationwide and is stated in your Contract. Within the formula, the MVA Scaling Factor serves to amplify or dampen the MVA Factor for purposes of the MVA calculation. An MVA Scaling Factor greater than 1.0 increases the magnitude of the MVA, an MVA Scaling Factor less than 1.0 dampens the magnitude of the MVA. An MVA Scaling Factor equal to 1 has no effect on the MVA.
The Market Value Reference Rate refers to the yield of the MVA Index, which is the Bloomberg U.S. Corporate Index. The Market Value Reference Rate of the MVA Index as of the Date of Issue (the Initial Market Value Reference Rate) is included in your Contract. The daily Market Value Reference Rate may be obtained thereafter by contacting the Service Center.
If the daily Market Value Reference Rate is not available on any day on which the value is needed, Nationwide will use the Market Value Reference Rate for the previous Business Day. If the MVA Index provider later publishes a yield for the MVA Index for a Business Day when the yield was not provided to Nationwide or was otherwise not available, Nationwide will recalculate the impacted transactions and Contract Values according to the yield provided to Nationwide by the MVA Index provider. This recalculation could result in changes to transactions and Contract Values that occurred when the yield was not published by the MVA Index provider.

If the Market Value Reference Rate is no longer available, or if Nationwide at its sole discretion determines that the Market Value Reference Rate is no longer appropriate for purposes of calculating the MVA, Nationwide will substitute another method for determining the MVA, subject to any required regulatory approval. Nationwide will notify the Contract Owner of any such change.
MVA Limitation for Amounts Withdrawn from the Fixed Strategy
The Contract limits the MVA amount that can apply to withdrawals from the Fixed Strategy. The MVA limitation may or may not be beneficial to the Contract Owner since it limits both positive and negative MVAs. For any MVA applicable to a withdrawal from the Fixed Strategy, the MVA amount attributable to the Fixed Strategy will never be more than (either positive or negative) the following, which is calculated immediately prior to the partial withdrawal or full surrender from the Fixed Strategy:
M x A, where
M = MVA Base attributable to the Fixed Strategy / (Fixed Strategy Value – Remaining Free Withdrawal Amount attributable to the Fixed Strategy)
A = Fixed Strategy Value minus the CDSC applicable to the Fixed Strategy that would apply on full surrender, minus minimum amount required by state law, but not less than zero
When determining the Remaining Free Withdrawal Amount in "M" above, if the withdrawal is taken from the Fixed Strategy and one or more Index Strategies, the Remaining Free Withdrawal Amount is allocated proportionally to the withdrawal between the Fixed Strategy and Index Strategies immediately prior to a partial withdrawal or full surrender.
See the Statement of Additional Information for examples of the MVA calculation.
Waiver or Reduction of the CDSC or MVA
During the first six Contract Years, the Contract Owner may withdraw an amount up to that Contract Year’s Free Withdrawal Amount without incurring a CDSC or MVA. The Free Withdrawal Amount is the greater of:
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10% of the Contract Value on the first day of that Contract Year (immediately prior to any partial withdrawal or full surrender on that date); or
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the amount required to meet minimum distribution requirements for this Contract under the Code
At the start of each Contract Year, the Remaining Free Withdrawal Amount is set equal to the Free Withdrawal Amount. Each Free Withdrawal during the Contract Year decreases the Remaining Free Withdrawal Amount by the Free Withdrawal, but not to less than zero.
Each Contract Year’s Free Withdrawal Amount is non-cumulative. This means any portion of the Free Withdrawal Amount not taken by the Contract Owner in a given Contract Year cannot be added to the Free Withdrawal Amount in any later Contract Year.
In addition, no CDSC or MVA will be assessed:
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upon the payment of the Death Benefit or on any partial withdrawal or full surrender after the Death Benefit is paid;
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upon the Annuitization of the Contract if it has been in force for at least two years;
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on any partial withdrawal or full surrender taken after the sixth Contract Year; or
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if the Contract is surrendered in exchange for another contract issued by Nationwide or one of its affiliated insurance companies, Nationwide may decide not to charge a CDSC and/or apply an MVA. If another contract issued by Nationwide or one of its affiliates is exchanged for the Contract, Nationwide may reduce the CDSC and/or waive part of the MVA on the Contract. A CDSC and/or MVA may apply to the contract received in exchange for the Contract.
Increase in Remaining Free Withdrawal Amount After a Long-Term Care and Terminal Illness or Injury (CDSC and MVA Waiver)
General

After the occurrence of a Long-Term Care Event ("LTC Event") or Terminal Illness or Injury Event ("TI Event"), Nationwide will increase the Remaining Free Withdrawal Amount for the current and all subsequent Contract Years so that all partial withdrawals or a full surrender after the occurrence of the event are Free Withdrawals. This CDSC and MVA waiver is only available if the Contract Owner and Annuitant are the same person, and as of the Date of Issue that person is no older than 80 years old. If the Contract has a Joint Owner, either the Contract Owner or Joint Owner must be named as Annuitant and the age of the older of the Contract Owner and Joint Owner must be no older than 80 years old as of the Date of Issue.
In addition, for purposes of this CDSC and MVA waiver, for Contracts that have a non-natural person as Contract Owner as an agent for a natural person, the Annuitant may exercise the right of the Contract Owner. However, if the non-natural Contract Owner does not own the Contract as an agent for a natural person (e.g., the Contract Owner is a corporation or a trust for the benefit of an entity), the Annuitant may not exercise the right of the Contract Owner.
There are no charges associated with these waivers.
Long-Term Care Event
An LTC Event occurs if at any time after the first Contract Anniversary, the Contract Owner (or Annuitant if the Contract Owner is not a natural person) is confined to a Long-Term Care Facility or Hospital beginning after the Date of Issue and is confined for a continuous period of 90 days or more. If there is a Joint Owner, the confinement of the Contract Owner or Joint Owner may qualify as an LTC Event. An LTC Event waiver claim (including written proof of confinement) must be received by Nationwide while the confinement is ongoing or within 90 days after the confinement ends. If it was not reasonably possible to give written proof of confinement in the time required, Nationwide will not reduce or deny the increase in Remaining Free Withdrawal Amount if such proof is given as soon as reasonably possible. In any event, the written proof required must be given no later than one year from after the confinement ends unless the Contract Owner was legally incapacitated.
A "Hospital" is defined as a state licensed facility which is operated as a hospital according to the law of the jurisdiction in which it is located; operates primarily for the care and treatment of sick or injured persons as inpatients; provides continuous 24 hours a day nursing service by or under the supervision of a registered graduate professional nurse (R.N.) or a licensed practical nurse (L.P.N.); is supervised by a staff of physicians; and has medical and diagnostic facilities.
A "Long-Term Care Facility" is defined as a state licensed skilled nursing facility or intermediate care facility that does not include: a home for the aged or mentally ill, a community living center, or a place that primarily provides domiciliary, residency, or retirement care; or a place owned or operated by a member of the Contract Owner's immediate family.
Terminal Illness or Injury Event
A TI Event occurs if at any time after the first Contract Anniversary, the Contract Owner (or Annuitant if the Contract Owner is not a natural person) is diagnosed by a physician (who is not a party to the Contract nor an immediate family member of a party to the Contract) as having a Terminal Illness or Injury beginning after the Date of Issue. If there is a Joint Owner, the Terminal Illness or Injury of the Contract Owner or Joint Owner may qualify as a TI Event.
A "Terminal Illness or Injury" is defined as an illness or injury diagnosed after the Date of Issue by a physician that is expected to result in death within 12 months of diagnosis.
Performance Lock Fee
Nationwide assesses a Performance Lock Fee any time it processes a Performance Lock request. The Performance Lock Fee is assessed on the Index Strategy Value that is subject to the Performance Lock request and is 0.10% for every year remaining in the Strategy Term as of the date of the Performance Lock request, with partial years rounded up to the next full year. It is calculated as follows:
Index Strategy Value subject to Performance Lock Request	X	0.10%	X	Number of years remaining in the Strategy Term (partial years are rounded up to the next full year)
This means that the Performance Lock Fee increases for every year remaining in a Strategy Term. The maximum Performance Lock Fee percentage that can be assessed on the Index Strategy Value as a result of a Performance Lock request is 0.60%. This occurs if a Contract Owner requests a Performance Lock in the first year of a six-year Strategy Term (Index Strategy Value subject to Performance Lock request X 0.10% X 6 years).

Additionally, because Nationwide rounds partial years up to the next full year when calculating the Performance Lock Fee, Contract Owners should carefully consider the timing of their request and the impact the rounding will have on a Performance Lock Fee. For example, for Strategy Terms greater than 1 year, if a Performance Lock request is made on the day before a Contract Anniversary, the Performance Lock Fee would be 0.10% more than if the request was made on or after the Contract Anniversary.
See "Performance Lock" for additional detail.
Return of Premium Death Benefit Option
If the Return of Premium Death Benefit Option is elected, Nationwide assesses an annual fee of 0.15%, charged quarterly on the Contract Value allocated to Index Strategies. On each Quarterversary, the Return of Premium Death Benefit Option fee is calculated as follows:
Total of all Index Strategy Values on a Quarterversary	X	0.15% 4
The fee is deducted proportionally from the Index Strategies in which the Contract Owner is allocated based on the Contract Value in the Index Strategies at the time the fee is assessed. The Return of Premium Death Benefit Option fee is not assessed on the Fixed Strategy Value.
Daily ISE Percentage
On any day other than the Strategy Term End Date, Nationwide uses the Daily ISE Percentage to calculate Index Strategy Earnings. If amounts are withdrawn (including Free Withdrawals, systematic withdrawals, and required minimum distributions) or fully surrendered (including free look surrenders in certain states) from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, the deduction of a fee, payment of the Death Benefit, or Annuitization, a loss may result if the Daily ISE Percentage is negative, and the Contract Owner could lose a significant amount of money due to this adjustment. In extreme circumstances, a negative Daily ISE Percentage could result in the loss of 100% of the Index Strategy Value. The method used to calculate the Daily ISE Percentage may result in losses even if negative Index Performance is within the Buffer or losses even when the performance of the Index has increased since the beginning of the Strategy Term. The Daily ISE Percentage does not apply to the Fixed Strategy.
A Daily ISE Percentage is calculated separately for each Index Strategy in which Contract Value is allocated. A Daily ISE Percentage can be positive, negative, or equal to zero. The Daily ISE Percentage is multiplied by the Index Strategy Basis to determine the Index Strategy Earnings for that Index Strategy. The Index Strategy Earnings are then added to (if positive) or subtracted from (if negative) the Index Strategy Basis to determine the Index Strategy Value for that day.
Partial withdrawals and other deductions from Index Strategy Value (including fees) reduce an Index Strategy’s Index Strategy Basis in the same proportion that the deduction reduced the Index Strategy’s Index Strategy Value on the date of the deduction. When the Index Strategy Basis is greater than the Index Strategy Value at the time of a deduction, a proportional reduction will reduce the Index Strategy Basis by more than the dollar amount deducted. Partial withdrawals and other deductions reduce the amount of the Strategy Basis for the remainder of the Strategy Term and the Term End ISE Percentage will be applied to the reduced Strategy Basis at the end of the Strategy Term.
The Daily ISE Percentage is not directly related to the Index Performance (although Index Performance impacts the Daily ISE Percentage calculation) and in general will be different than the Index Performance.
The Daily ISE Percentage uses a proxy fair market value methodology to value hypothetical investments in derivatives that provide an estimated present value of what the Term End ISE Percentage will be on the Strategy Term End Date. The Daily ISE Percentage reflects the market value of the Index Strategy and is intended to transfer risk from Nationwide to the Contract Owner when the Contract Owner takes withdrawals from an Index Strategy prior to the Strategy Term End Date.
The estimated present value takes into account the impact of the applicable Buffer, Cap Rate, Cap+ Rate, and Participation Rate, but they do not apply to the same extent that they do when used in the calculation of the Term End ISE Percentage. This means that the Buffer does not provide the same level of protection when calculating the Daily ISE Percentage that it does when calculating the Term End ISE Percentage.
Index Strategy Values fluctuate daily, and the current Index Strategy Value may differ from the actual Index Strategy Value calculated at the time of a transaction. The Contract Owner may contact the Service Center to obtain their Index Strategy Values.

See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)" and the Statement of Additional Information for more information and examples of the Daily ISE Percentage.
Premium Taxes
Certain states or other governmental entities charge premium tax on purchase payments. Nationwide will charge against the Contract Value any premium taxes levied by a state or other government entity. Premium tax rates currently range from 0% to 3.5% and vary from state to state. The range is subject to change. Nationwide will assess premium taxes to the Contract at the time Nationwide is assessed the premium taxes by the state. Premium taxes may be deducted from Death Benefit proceeds.
The Contract in General
Types of Contracts Issued
The Contract can be categorized under the Code as a:
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Charitable Remainder Trust
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Individual Retirement Annuity (IRA)
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Investment-Only Contract (Qualified Plans)
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Non-Qualified Contract
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Roth IRA
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Simplified Employee Pension IRA ("SEP IRA")
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Simple IRA
If the Contract is purchased as an Individual Retirement Account or Roth IRA, the Contract will not provide any additional tax deferral benefits.
See "Appendix C: Contract Types and Tax Information" for additional detail.
Purchase Payment
The Contract is issued in consideration of the single Purchase Payment paid by the Contract Owner. Only one Purchase Payment is allowed under the Contract. A Purchase Payment should be made payable to Nationwide Life Insurance Company and submitted to the Service Center. All purchase payments must be paid in the currency of the United States of America. The minimum Purchase Payment is $25,000.
Nationwide reserves the right to reject a Purchase Payment that is comprised of multiple payments paid to Nationwide over a period of time. If Nationwide permits multiple payments as part of a Purchase Payment, the Contract will not be issued until all such payments are received. Nationwide reserves the right to hold such multiple payments in a non-interest bearing account until the Date of Issue.
Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide or its affiliates or subsidiaries on the life of any one Annuitant or owned by any one Contract Owner to exceed $1,000,000. Its decision as to whether or not to accept a purchase payment in excess of that amount will be based on one or more factors, including, but not limited to: age, spouse age (if applicable), Annuitant age, state of issue, total purchase payments, optional benefits elected, current market conditions, and current hedging costs. All such decisions will be based on internally established actuarial guidelines and will be applied in a nondiscriminatory manner. In the event that Nationwide does not accept a purchase payment under these guidelines, the purchase payment will be immediately returned in its entirety in the same manner as it was received. Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.
Nationwide reserves the right to refuse any application for the Contract. If Nationwide refuses an application, it will return the Purchase Payment.
Allocating the Purchase Payment
The Purchase Payment is allocated according to Contract Owner instructions on the application. The Purchase Payment may be allocated to the Fixed Strategy and up to ten Index Strategies. There is no minimum dollar amount that can be allocated to a Strategy. Allocations to Strategies must be in whole percentages. If an incomplete application is not completed within five Business Days after receipt at the Service Center, the prospective purchaser will be informed of the reason for the delay. The Purchase Payment will be returned unless the prospective purchaser specifically consents to allow Nationwide to hold the Purchase Payment until the application is completed.
Date of Issue
The Date of Issue is the date Nationwide issues the Contract. The Purchase Payment is applied to the Contract on the Date of Issue. The Date of Issue will be the date as of which Nationwide has both received the Purchase Payment and approved the Contract application.
State Variations
This prospectus describes the material rights and obligations under the Contract. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by state law. For example, state law may require different right to examine and cancel periods. The state in which the Contract is issued also governs whether certain features will vary under the Contract. All material rights and obligations under the Contract will be included in the Contract or in riders or endorsements attached to the Contract. To review a copy of your Contract and any riders or endorsements, contact the Service Center. For more detailed information regarding provisions that vary by state, please see "Appendix B: State Variations."
Contestability
Except in certain circumstances involving fraud and where permitted by state law, Nationwide will not contest the contract after it has been in force during the lifetime of the Annuitant for two years after the Date of Issue or effective date of certain contract changes, as defined in the contract.
Non-Participating
The Contract is non-participating, meaning that the Contract will not share in Nationwide’s profits or surplus.
Money Laundering
In order to comply with the USA PATRIOT Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities. If mandated under applicable law, Nationwide may be required to reject a purchase payment and/or block a Contract Owner’s account and thereby refuse to process any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulators. Nationwide may also be required to provide additional information about a Contract Owner or a Contract Owner’s account to governmental regulators.
Replacements
If the Contract described in this prospectus is replacing another variable annuity, the mortality tables used to determine the amount of annuity payments for this Contract may be less favorable than those in the contract being replaced. Additionally, upon replacement, all benefits accrued under the replaced contract are forfeited. The issuance of this Contract as a replacement for any investment product may result in the payment of compensation to the financial professional, which could create a conflict of interest.
Payments to Minors
Nationwide will not pay insurance proceeds directly to minors. Contact a legal advisor for options to facilitate the timely availability of monies intended for a minor’s benefit.
Misstatements of Age or Sex
If the age or sex of the Contract Owner, Joint Owner, Annuitant, Co-Annuitant, Contingent Annuitant, Beneficiary or Contingent Beneficiary is misstated, all payments and benefits under the Contract will be adjusted. Payments and benefits will be based on the correct age or sex. Proof of age of any of these individuals may be required at any time, in a form satisfactory to Nationwide. When the age or sex of any individual named in the application, including any supplemental applications, has been misstated, the dollar amount of any overpayment will be deducted from the next payment or payments due under the Contract.
The dollar amount of any underpayment made by Nationwide as a result of an age or sex misstatement will be paid in full with the next payment due under the Contract. The dollar amount of any overpayment made by Nationwide as a result of an age or sex misstatement will reduce the next payment due under the Contract, and will continue to reduce subsequent payments under the Contract, until all of the overpayment is recouped. Any adjustment for overpayment or underpayment will include interest charged or credited, as applicable, at the rate required by law, but not exceeding 6%.
Distribution, Promotional, and Sales Expenses
Nationwide pays commissions to the firms that sell the Contracts. The maximum gross commission that Nationwide will pay on the sale of the Contracts is 8.00% of purchase payments. Note: The individual financial professionals typically receive only a portion of this amount; the remainder is retained by the firm. Nationwide may also, instead of a premium based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.
In addition to or partially in lieu of commission, and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm’s ability and demonstrated willingness to promote and market Nationwide’s products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide’s products, which may include but not be limited to providing conferences or seminars, sales or training programs, advertising and sales campaigns regarding the contracts, and payments to assist a firm in connection with its administrative systems, operations and marketing expenses and/or other events or activities sponsored by the firms.
Nationwide may also host training and/or educational meetings including the cost of travel, accommodations and meals for firms that sell the Contracts as well as assist such firms with marketing or advertisement costs.
For more information on the exact compensation arrangement associated with this Contract, consult your financial professional.
General Account and Separate Account
The assets in Nationwide’s general account are chargeable with claims by any of its contract owners and creditors, and are subject to the liabilities arising from any of its businesses. Nationwide’s general account assets do not include the assets in the Index-Linked Annuity Separate Account, an insulated separate account where Nationwide holds assets to support future Index Strategy Earnings. Nationwide’s general account assets also do not include the assets in any other insulated Nationwide separate accounts.
Nationwide exercises sole discretion over the investment of its general account assets, and Nationwide bears the associated investment risk. Contract Owners will not share in the investment experience of Nationwide’s general account assets. Nationwide invests its general account assets in accordance with state insurance law.
The Index-Linked Annuity Separate Account is a non-unitized separate account and is not registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940. Nationwide owns and controls the assets in the Index-Linked Annuity Separate Account and Contract Owners do not have any interest in or claim to the assets in the Index-Linked Annuity Separate Account. Unlike some variable annuities that utilize separate accounts, Contract Owners do not share in the investment performance of the assets in the Index-Linked Annuity Separate Account. The Index-Linked Annuity Separate Account was established under the laws of Ohio. The assets in the Index-Linked Annuity Separate Account are not subject to claims by Nationwide’s creditors or subject to liabilities arising from any of Nationwide’s other businesses.
Nationwide may invest the assets of the Index-Linked Annuity Separate Account in any asset permitted under state law, including hedging instruments such as derivative contracts. Nationwide may move assets between the Index-Linked Annuity Separate Account and the general account. Where permitted by applicable law, Nationwide reserves the right to make certain changes to the structure and operation of the Index-Linked Annuity Separate Account. Nationwide will not make any such changes without receiving any necessary approval of any applicable state insurance department.

Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be surrendered and placed in a non-interest bearing account. While in the non-interest bearing account, Nationwide will continue to perform due diligence required by state law. Once the state mandated period has expired, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Contract Owner last resided, as shown on Nationwide’s books and records, or to Ohio, Nationwide’s state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
Benefits Under the Contract
The following table summarizes information about the benefits available under the Contract. The Standard Benefits table indicates the benefits that are available under the Contract and for which there is no additional charge. The Optional Benefits table indicates the benefits that are (or were) available under the Contract that are optional – they must be affirmatively elected by the applicant and may have an additional charge.
Standard Benefits Table
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Death benefit upon death of Annuitant prior to Annuitization	None	● Nationwide may limit purchase payments to $1,000,000 ● Certain ownership changes and assignments could reduce the death benefit
Spousal Protection Feature	Second death benefit	None
● Not applicable to Charitable Remainder Trusts
● One or both spouses (or a revocable trust of which
either or both of the spouses is/are grantor(s)) must
be named as the Contract Owner
● For contracts issued as an IRA or Roth IRA, only
the person for whom the IRA or Roth IRA was
established may be names as the Contract Owner
● Only available to the Contract Owner’s spouse
● Spouses must be Co-Annuitants
● Both spouses must be 85 or younger at application
or 75 or younger at the time of application if the
Return of Death Benefit Option is elected
● Spouses must be named as beneficiaries
● No other person may be named as Contract Owner,
Annuitant, or primary beneficiary
Benefit is forfeited if certain changes to the parties
or assignments are made

Systematic Withdrawals (see "Systematic Withdrawals" )	Automatic withdrawals of Contract Value on a periodic basis	None
● Withdrawals must be at least $100 each
● Will be taken proportionally from the Strategies in
which the Contract Owner is allocated based on the
Contract Value
● May be subject to a negative Daily ISE Percentage
calculation when taken during a Strategy Term
● May be subject to a CDSC, MVA, tax, and tax
penalties

Optional Benefits Table
Name of Benefit	Purpose	Maximum Fee	Current Fee	Brief Description of Restrictions/ Limitations
Return of Premium Death Benefit Option	Enhanced death benefit	0.15% (assessed each Quarter- versary by multiplying the total of all Index Strategy Values by 0.15% divided by 4)	0.15% (assessed each Quarter- versary by multiplying the total of all Index Strategy Values by 0.15% divided by 4)
● Annuitant must be 75 or younger at
application
● Must be elected at application
● Election is irrevocable
● Certain ownership changes and
assignments could reduce the death
benefit
● Nationwide may limit purchase
payments to $1,000,000

Standard Death Benefit (Return of Contract Value)
Prior to the Annuitization Date, the Death Benefit is equal to the Contract Value on the date the Death Benefit is payable.
Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. She has elected the standard death benefit. On the date of Ms. P’s death, her Contract Value = $24,000. The death benefit for Ms. P’s contract will equal $24,000.

Spousal Protection Feature
The Death Benefit (whether (1) Return of Premium Death Benefit, or (2) standard Death Benefit (Contract Value)) includes a Spousal Protection Feature at no additional charge. The Spousal Protection Feature is not available for contracts issued as Charitable Remainder Trusts. The Spousal Protection Feature allows the surviving spouse to continue the contract while receiving any economic benefit of the Death Benefit upon the death of the other spouse. When the surviving spouse continues the Contract under the Spousal Protection Feature, the Contract will remain allocated to the same Strategies through the end of the current Strategy Terms, and the Death Benefit will not be automatically reallocated to the Fixed Strategy. After the first Death Benefit is paid, neither CDSC nor MVA will apply to any partial withdrawal or a full surrender. Upon the death of the surviving spouse, provided such death occurs before the Annuitization Date, the Death Benefit will again become payable.
The Spousal Protection Feature is available provided the conditions described below are satisfied:
(1)
One or both spouses (or a revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the Contract Owner. For contracts issued as an IRA or Roth IRA, only the person for whom the IRA or Roth IRA was established may be named as the Contract Owner;
(2)
The spouses must be Co-Annuitants;
(3)
On the date the application is signed, both spouses must be age 85 or younger; however, for the Return of the Premium Death Benefit Option, both spouses must be age 75 or younger at the time of application;
(4)
Both spouses must be named as Beneficiaries;
(5)
No person other than the spouse may be named as Contract Owner, Annuitant, Contingent Annuitant, or primary beneficiary;
(6)
If both spouses are alive upon annuitization, the Contract Owner must specify which spouse is the Annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for an IRA or Roth IRA contract, this person must be the Contract Owner); and
(7)
If the Contract Owner requests to add a Co-Annuitant after the Date of Issue, the date of marriage must be after the Date of Issue and Nationwide will require the Contract Owner to provide a copy of the marriage certificate. In addition, the Co-Annuitant that is added must have been no older than age 85 on the date the application was signed if the standard Death Benefit applies, or no older than age 75 on the date the application was signed if the Return of Premium Death Benefit Option applies.
If a Co-Annuitant dies before the Annuitization Date, the surviving spouse may continue the Contract as its sole Contract Owner, and the following applies:
•
Standard Death Benefit (Contract Value). No adjustment is made to the Contract Value, and the continuation of the Contract by the surviving spouse is considered payment of the first Death Benefit.
•
Return of Premium Death Benefit Option. Where the Contract Value is greater than the Purchase Payment, less an adjustment for amounts withdrawn, then no adjustment is made to the Contract Value. Otherwise, the Contract Value is adjusted to equal the Purchase Payment, less an adjustment for amounts withdrawn. The adjustment to each Strategy’s Strategy Value will be made proportionally based on the Contract Value in the Strategies at the time the adjustment is made. Additionally, each Index Strategy’s Index Strategy Basis will increase by the same percentage that the Index Strategy Value increased due to this adjustment. This adjustment, if any, is considered payment of the first Death Benefit.
After the Contract is continued by the surviving spouse, the Contract Value may increase or decrease, and partial withdrawals or a full surrender are not subject to a CDSC or MVA. The surviving Co-Annuitant may then name a new Beneficiary but may not name another Co-Annuitant. If the surviving spouse dies before the Annuitization Date, the second Death Benefit becomes payable.
If the marriage of the Co-Annuitants terminates due to divorce, dissolution, or annulment, the Spousal Protection Feature terminates and the Contract Owner is not permitted to cover a subsequent spouse.
The Spousal Protection Feature may not apply if certain changes to the parties or assignments are made to the Contract. Contract Owners contemplating changes to the parties to the Contract, including assignments, should contact their financial professional to determine how the changes impact the Spousal Protection Feature.
Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. Her death benefit contains the Spousal Protection Feature. The death benefit on Ms. P’s contract equals $24,000.
Ms. P was married to Mr. P at the time of her death. Under the Spousal Protection Feature, assuming all conditions were met, Mr. P has the option, instead of receiving the $24,000 death benefit, to continue the contract as if it were his own. If he elects to do so, the
Contract Value, if it is lower than $24,000, will be adjusted to equal the $24,000 death benefit. From that point forward, the contract will be his and all provisions of the contract apply. Upon Mr. P’s death, his beneficiary will then receive a death benefit equal to the elected death benefit under the contract.

Return of Premium Death Benefit Option
For an additional fee, an applicant can elect the Return of Premium Death Benefit Option. The Return of Premium Death Benefit Option is only available for contracts with Annuitants age 75 or younger at the time of application. This option must be elected at the time of application, and the option is irrevocable. The fee associated with the option will be assessed until annuitization.
The Return of Premium Death Benefit Option fee is assessed each Quarterversary and is calculated as follows:
Total of all Index Strategy Values on a Quarterversary	X	0.15% 4
The fee is deducted proportionally from the Index Strategies in which the Contract Owner is allocated based on the Contract Value in the Index Strategies at the time the fee is assessed. The Return of Premium Death Benefit Option fee is not assessed on the Fixed Strategy Value.
Prior to the Annuitization Date, the Death Benefit is equal to the greater of the following on the date the Death Benefit is payable:
(1)
Contract Value; or

(2)
the Purchase Payment made to the contract reduced by any partial withdrawals in the proportion that such a partial withdrawal reduced the Contract Value on the date of the partial withdrawal.
On the date the Death Benefit is payable, the Contract Value is adjusted to equal the greater of the Contract Value on that date or the Purchase Payment reduced by the adjustment for any partial withdrawals. This adjustment to the Contract Value is considered payment of the Death Benefit. Unless a surviving spouse is continuing the Contract under the Spousal Protection Feature (see "Spousal Protection Feature"), the Death Benefit will be paid in accordance with the "Payment of the Death Benefit" section.
After the Death Benefit is paid, partial withdrawals or a full surrender are not subject to a CDSC or MVA.
Example:
On June 1, which is before her Annuitization Date, Ms. P passes away. She has elected the
Return of Premium Death Benefit Option. On the date of Ms. P’s death, her Contract Value
= $24,000 and her total purchase payments (adjusted for amounts withdrawn) = $26,000.
The death benefit for Ms. P’s contract will equal $26,000.

Ownership and Interests in the Contract
Contract Owner
Prior to the Annuitization Date, the Contract Owner has all rights under the Contract, unless a Joint Owner is named. If a Joint Owner is named, each Joint Owner has all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the contract.
On the Annuitization Date, the Contract Owner cedes all ownership rights to the Annuitant and the Annuitant becomes the Contract Owner, unless the Contract Owner is a Charitable Remainder Trust. If the Contract Owner is a Charitable Remainder Trust, the Charitable Remainder Trust continues to be the Contract Owner after Annuitization.
Joint Owner
Prior to Annuitization, Joint Owners each own an undivided interest in the Contract.
Non-Qualified Contract Owners can name a Joint Owner at any time before the Annuitization Date. However, Joint Owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal Joint Owners. Joint ownership is not permitted for Contracts owned by a non-natural Contract Owner.
Generally, the exercise of any ownership rights under the Contract must be in writing and signed by both Joint Owners. However, if a written election, signed by both Contract Owners, authorizing Nationwide to allow the exercise of ownership rights independently by either Joint Owner is submitted, Nationwide will permit Joint Owners to act independently. If such an authorization is submitted, Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either Joint Owner.
If either Joint Owner dies before the Annuitization Date, the Contract continues with the surviving Joint Owner as the remaining Contract Owner.
On the Annuitization Date, both Joint Owners cede all ownership rights to the Annuitant and the Annuitant becomes the Contract Owner.
Annuitant
Prior to the Annuitization Date, the Annuitant has no interest in the contract, but must be named in the application. Only Non-Qualified Contract Owners may name someone other than himself/herself as the Annuitant. This Annuitant must be age 85 or younger on the date the application is signed, unless Nationwide approves a request for an Annuitant of greater age.
On the Annuitization Date, the Annuitant becomes the new owner and has all ownership rights in the contract. The Annuitant is the person who receives annuity payments and the person upon whose continuation of life any annuity payment involving life contingencies depends.

Contingent Annuitant
Prior to the Annuitization Date, if the Annuitant dies before the Annuitization Date, the Contingent Annuitant becomes the Annuitant and all provisions of the Contract that are based on the Annuitant’s death prior to the Annuitization Date will be based on the death of the Contingent Annuitant. Only Non-Qualified Contract Owners may name a Contingent Annuitant. Once the Contingent Annuitant becomes the Annuitant, a new Contingent Annuitant cannot be named.
On the date the application is signed, the Contingent Annuitant must be age 85 or younger unless Nationwide approves a request to name an older Contingent Annuitant.
Co-Annuitant
Prior to the Annuitization Date, a Co-Annuitant is entitled to receive the benefit of the Spousal Protection Feature, provided all of the requirements set forth in the "Spousal Protection Feature" section are met. A Co-Annuitant, if named, must be the Annuitant’s spouse. If either Co-Annuitant dies before the Annuitization Date, the surviving Co-Annuitant may continue the Contract and will receive the benefit of the Spousal Protection Feature.
After the Annuitization Date, the Co-Annuitant has no interest in the Contract.
Joint Annuitant
Prior to Annuitization, there is no joint annuitant.
At Annuitization, if applicable, a joint annuitant is named. The joint annuitant is designated as a second person (in addition to the Annuitant) upon whose continuation of life any annuity payment involving life contingencies depends.
Beneficiary And Contingent Beneficiary
Prior to Annuitization, the Beneficiary is the person who is entitled to the Death Benefit if the Annuitant (and Contingent Annuitant, if applicable) dies before the Annuitization Date and there is no Joint Owner. The Contract Owner can name more than one Beneficiary. Multiple Beneficiaries will share the death benefit equally, unless otherwise specified.
A Contingent Beneficiary will succeed to the rights of the Beneficiary if no Beneficiary is alive when a Death Benefit is paid. The Contract Owner can name more than one Contingent Beneficiary. Multiple Contingent Beneficiaries will share the Death Benefit equally, unless otherwise specified.
After Annuitization, the Beneficiaries and Contingent Beneficiaries have no interest in the Contract.
Changes to the Parties to the Contract
To the extent allowed by state law, we reserve the right to refuse our consent to any request to change the Contract Owner at any time on a non-discriminatory basis if the change would violate or result in noncompliance with any applicable state or federal law or regulation. Prior to the Annuitization Date (and subject to any existing assignments), the Contract Owner may request to change the following:
•
Contract Owner (Non-Qualified Contracts only);
•
Joint Owner (must be the Contract Owner’s spouse);
•
Annuitant (subject to Nationwide’s underwriting and approval);
•
Contingent Annuitant (subject to Nationwide’s underwriting and approval);
•
Co-Annuitant (subject to Nationwide’s underwriting and approval);
•
Beneficiary; or
•
Contingent Beneficiary
The Contract Owner must submit the request to Nationwide in writing and Nationwide must receive the request at the Service Center before the Annuitization Date. Once Nationwide receives and records the change request, the change will be effective as of the date the written request was signed (unless otherwise specified by the Contract Owner), whether or not the Contract Owner or Annuitant is living at the time it was recorded. The change will not affect any action taken by Nationwide before the change was recorded. Nationwide reserves the right to reject any change request that would alter the nature of the risk that Nationwide assumed when it originally issued the Contract.

If the Contract Owner is not a natural person and there is a change of the Annuitant, distributions will be made as if the Contract Owner died at the time of the change, regardless of whether the Contract Owner named a Contingent Annuitant.
Any request to change the Contract Owner must be signed by the existing Contract Owner and the person designated as the new Contract Owner. Nationwide may require a signature guarantee. Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes. Certain features under the Contract may have specific requirements as to who can be named as the Contract Owner, Annuitant, Co-Annuitant, and/or Beneficiary in order to receive the benefit of the feature. Changes to the parties to the Contract may result in the termination or loss of benefit of these features.
If Nationwide permits an assignment or a change in ownership of the Contract, the Death Benefit under the Contract will be the Surrender Value unless the requirements specified under the "Impact of Ownership Changes and Assignment on the Death Benefit" section are satisfied.
Assignment
To the extent allowed by state law, Nationwide reserves the right to refuse its consent to any assignment at any time on a non-discriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. The Contract Owner may request to assign or transfer rights under the Contract by sending Nationwide a signed and dated request. Nationwide will not be bound by an assignment until it acknowledges the assignment.
If Nationwide consents to an assignment, the assignment takes effect on the date it is signed, unless otherwise specified by the request. Nationwide is not responsible for the validity of an assignment, any tax consequences of any assignment, or for any payment or other settlement made prior to our receipt and consent of and assignment.
Upon assignment or a change in ownership of the Contract, the Death Benefit under the Contract will be the Surrender Value unless the requirements specified under the "Impact of Ownership Changes and Assignment on the Death Benefit" section are satisfied.
Impact Of Ownership Changes and Assignment on the Death Benefit
If the Contract Owner is changed, or if the Contract is assigned, prior to the Death Benefit becoming payable, the Death Benefit will equal the Surrender Value, except in any of the following circumstances:
(1)
The new Contract Owner or assignee assumes full ownership of the Contract. We reserve the right to determine when such circumstances occur in our sole discretion. Examples of such circumstances may include (a) when ownership is transferred from an individual to a revocable trust for the benefit of the same individual; (b) when ownership changes due to a change in a Contract Owner’s spouse; or (c) when ownership changes because there is a change to a court appointed guardian representing the Contract Owner during the Contract Owner’s lifetime.
(2)
Ownership of a Contract as an IRA or Roth IRA is being changed from one custodian to another, from the Contract Owner to a custodian, or from a custodian to the Contract Owner.
(3)
The assignment is for the purpose of effectuating an exchange pursuant to Section 1035 of the Code.
(4)
The change is the removal of a Contract Owner or Joint Owner when the Contract is jointly owned.
Beneficially Owned Contracts
A beneficially owned contract is a contract that is inherited or purchased by a beneficiary and the beneficiary holds the contract as a beneficiary (as opposed to treating the contract as his/her own) to facilitate the distribution of a Death Benefit or Contract Value in accordance with the applicable federal tax laws (see "Appendix C: Contract Types and Tax Information"). An owner of a beneficially owned contract is referred to as a "beneficial owner."
There are two types of beneficially owned contracts, a "continued beneficially owned contract" and a "purchased beneficially owned contract." A continued beneficially owned contract is when a beneficiary inherits a contract and continues that contract as a beneficial owner. A "purchased beneficially owned contract" is when a beneficiary purchases a new contract using a death benefit or contract value that the beneficiary inherited under a different annuity contract.
Not all options and features described in this prospectus are available to beneficially owned contracts:

•
Withdrawals under beneficially owned contracts are subject to applicable CDSC and MVA except when the withdrawals are made from a continued beneficially owned contract that is inherited as death benefit proceeds (as opposed to inherited contract value).
•
A beneficial owner must be both the Contract Owner and the Annuitant of a beneficially owned contract, and no additional parties may be named, except that a purchased beneficially owned contract may name a Co-Annuitant, if applicable.
•
No changes to the parties will be permitted on any beneficially owned contract, except that a beneficial owner may request changes to their successor beneficiary(ies).
•
Beneficially owned contracts cannot be assigned, except that a beneficial owner may assign rights to the distribution payments.
•
There is no death benefit payable on a on a continued beneficially owned contract. After the death of the beneficial owner, any remaining death benefit or contract value to be distributed will be payable to a successor beneficiary in accordance with applicable federal tax laws.
A beneficiary who is the surviving spouse of a contract owner has the option under the tax laws to continue the contract as the sole contract owner and treat the contract as the spouse’s own. If a spouse continues the contract as the sole contract owner, the spouse will not be treated as a beneficial owner and this section will not apply.
Operation of the Contract
Contract Value and Strategy Values
The Contract Value is calculated each Business Day and is the sum of the Fixed Strategy Value and the Index Strategy Values for each of the Index Strategies.
The Fixed Strategy Value is equal to the amount allocated to the Fixed Strategy plus any interest credited.
The Index Strategy Value is calculated separately for each Index Strategy and is equal to the Index Strategy’s Index Strategy Basis plus the Index Strategy Earnings (which may be positive, negative, or equal to zero).
Index Strategy Basis
The Index Strategy Basis is a value used to calculate the Index Strategy Value and the Index Strategy Earnings. The Index Strategy Basis is not a cash value under the Contract and cannot be surrendered, although it is a component of the Index Strategy Value which represents the value that can be surrendered.
On the first day of a Strategy Term, the Index Strategy Basis of an Index Strategy equals the amount allocated to the Index Strategy. On any day during a Strategy Term other than the Strategy Term End Date, the Index Strategy Basis is equal to the Index Strategy Basis on the first day of the Strategy Term minus any partial withdrawals (including any applicable CDSC), fees, or premium taxes, and plus any MVA that occurred during the Strategy Term. On the Strategy Term End Date, after the Index Strategy Value is calculated, the Index Strategy Basis is reset to equal the Index Strategy Value.
Partial withdrawals, fees, and premium taxes reduce the Index Strategy Basis in the same proportion that the partial withdrawal, fee, or premium tax reduced the Index Strategy’s Index Strategy Value on the date the transaction occurs. Specifically, the reduction to an Index Strategy’s Index Strategy Basis is calculated as follows:
Total partial withdrawal, fee, and/or premium tax deducted from Index Strategy Value on a specific date Index Strategy Value on the date of the transaction	X	Index Strategy Basis on the date of the transaction
The practical effect of this formula is that when the Index Strategy Basis is greater than the Index Strategy Value at the time of the transaction, the Index Strategy Basis will be reduced by more than the dollar amount of the withdrawal, fee, or premium tax. For example, if a $5,000 withdrawal is taken and on that date the Index Strategy Value is $125,000 and the Index Strategy Basis is $150,000, the Index Strategy Value will be reduced by $5,000 and the Index Strategy Basis will be reduced by $6,000 ($5,000/$125,000 x $150,000 = $6,000).
The Index Strategy Basis will also increase during a Strategy Term if an adjustment is made to the Index Strategy Value under the Return of Premium Death Benefit Option. The Strategy Basis will increase by the same percentage that the Strategy Value increased due to this adjustment.

Surrender Value
The Surrender Value is the amount available upon full surrender of the Contract. The Surrender Value is equal to the Contract Value less any applicable CDSC and premium taxes, and plus any applicable MVA. Nationwide may deduct taxes from the Surrender Value.
A full surrender of the Fixed Strategy Value is subject to minimum amounts required by state law. Nationwide guarantees that any full surrender of the Fixed Strategy Value will be at least equal to the minimums required by state law.
Index Strategy Earnings
Index Strategy Earnings can be positive, negative, or equal to zero. How Index Strategy Earnings are calculated depends on the day of the Strategy Term on which they are calculated. On the Strategy Term End Date, Index Strategy Earnings are calculated using a percentage called the Term End ISE Percentage, which is calculated by applying the applicable Buffer, Participation Rate, and Cap Rate or Cap+ Rate to the Index Performance as described in the "Term End Index Strategy Earnings Percentage (Term End ISE Percentage)" section. On any other day during the Strategy Term, Index Strategy Earnings are calculated using a percentage called the Daily ISE Percentage as described in the "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)" section.
Term End Index Strategy Earnings Percentage (Term End ISE Percentage)
On the Strategy Term End Date, Index Strategy Earnings equal the Index Strategy Basis on the Strategy Term End Date multiplied by the Term End ISE Percentage.
Term End ISE Percentage Calculation for Index Strategies with Cap Rates
The Term End ISE Percentage for an Index Strategy with Cap Rate is calculated as follows:
•
if the Index Performance multiplied by the Participation Rate is positive and greater than or equal to the Index Strategy’s Cap, the Term End ISE Percentage is equal to the Cap Rate;
•
if the Index Performance multiplied by the Participation Rate is positive but less than the Index Strategy’s Cap Rate, the Term End ISE Percentage is equal to the Index Performance multiplied by the Participation Rate;
•
if the Index Performance is zero or negative but within the Buffer, the Term End ISE Percentage is equal to zero; and
•
if the Index Performance is negative and exceeds the Buffer, the Term End ISE Percentage is equal to the Index Performance plus the Buffer, which results in a loss.
See "Index Strategies with Cap Rates" for more information and examples of the calculations.
Term End ISE Percentage Calculation for Index Strategies with Cap+ Rates
The Term End ISE Percentage for an Index Strategy with Cap+ Rate is calculated as follows:
•
if the Index Performance is positive and greater than the Cap+ Rate, the Term End ISE Percentage is equal to the Cap+ Rate plus the Participation Rate multiplied by the Index Performance in excess of the Cap+ Rate;
•
if the Index Performance is positive and less than the Cap+ Rate, the Term End ISE Percentage is equal to the Index Performance;
•
if the Index Performance is zero or negative but within the Buffer, the Term End ISE Percentage is equal to zero; and
•
if the Index Performance is negative and exceeds the Buffer, the Term End ISE Percentage is equal to the Index Performance plus the Buffer.
See "Index Strategies with Cap+ Rates" for more information and examples of the calculations.
Daily Index Strategy Earnings Percentage (Daily ISE Percentage)
On any day other than the Strategy Term End Date, Nationwide uses the Daily ISE Percentage to calculate Index Strategy Earnings. A Daily ISE Percentage is calculated separately for each Index Strategy in which Contract Value is allocated. The Daily ISE Percentage uses a proxy fair market value methodology to value hypothetical investments in derivatives that provide an estimated present value of what the Term End ISE Percentage will be on the Strategy Term End Date.

The estimated present value takes into account the impact of the applicable Buffer, Cap Rate, Cap+ Rate, and Participation Rate, however, they do not apply to the same extent that they do when calculating the Term End ISE Percentage. Instead, when calculating the Daily ISE Percentage, Nationwide calculates a proxy fair market value of the hypothetical investments in derivatives that provides an estimated present value of Nationwide’s obligation to provide the Buffer, Cap Rate, Cap+ Rate, and Participation Rate at the end of the Strategy Term. As a result, the Buffer does not provide the same level of protection when calculating the Daily ISE Percentage that it does when calculating the Term End ISE Percentage. Prior to the Strategy Term End Date, the Index Strategy Value may reflect losses even if negative Index Performance is within the Buffer or even if Index Performance is positive. The losses may be realized if amounts are withdrawn (including Free Withdrawals, systematic withdrawals, and required minimum distributions) or fully surrendered (including free look surrenders in certain states) from an Index Strategy before the end of a Strategy Term, including for a Performance Lock, the deduction of a fee, payment of the Death Benefit, or Annuitization.
The Daily ISE Percentage is not directly related to the Index Performance (although Index Performance impacts the Daily ISE Percentage calculation). The Daily ISE Percentage may be negative even when the Index Performance is positive due to market factors that impact the inputs that Nationwide uses to value the hypothetical investment in the derivatives. In addition, the Daily ISE Percentage may be less than the Index Performance when the Index Performance is positive, particularly earlier in a Strategy Term.
For each Index Strategy, the Daily ISE Percentage calculation compares the value of the hypothetical derivatives on the first day of the Strategy Term to the value of the hypothetical derivatives on the date the Daily ISE Percentage is calculated. The difference is then adjusted for the amount of time that has elapsed during the Strategy Term multiplied by the value of the hypothetical derivatives on the first day of the Strategy Term.
More specifically, the Daily ISE Percentage is calculated using the following formula:
A – B + (t/T) x B, where:
A: A proxy of the fair value, as of the current date, of the hypothetical derivatives that represents Nationwide’s obligation to provide the Term End ISE Percentage on the Strategy Term End Date
B: A proxy of the fair value, as of the first day of the Strategy Term, of the hypothetical derivatives that represents Nationwide’s obligation to provide the Term End ISE Percentage on the Strategy Term End Date
t: Time elapsed since the first day of the Strategy Term, in years
T: Strategy Term length
The value of the proxy on the first day of the Strategy Term is representative of the cost of the derivatives used to determine the Daily ISE Percentage. The Daily ISE Percentage is reduced by an amount reflecting the cost of instruments used to provide the performance offered by the Contract. This deduction is equal to the Daily ISE Percentage at the beginning of the Strategy Term, but it declines to zero over the course of the Strategy Term.
See the Statement of Additional Information for more information and examples of the Daily ISE Percentage calculation.
Right to Examine and Cancel
The Contract Owner has the right to examine and cancel the Contract. If the Contract Owner elects to cancel the Contract, he/she may return it to the Service Center within a certain period of time known as the "free look" period. Depending on the state in which the Contract was purchased (and, in some states, if the Contract is purchased as a replacement for another annuity contract), the free look period may be 10 days or longer. For ease of administration, Nationwide will honor any free look cancellation request that is in good order and received at the Service Center or postmarked within 30 days after the Date of Issue regardless of the state in which your Contract was issued.
Where state law requires the return of purchase payments for free look cancellations, Nationwide will return the Purchase Payment applied to the Contract, less any withdrawals from the Contract and any applicable federal and state income tax withholding. Where state law requires the return of contract value for free look cancellations, Nationwide will return the Contract Value as of the date of the cancellation, less any withdrawals from the Contract and any applicable federal and state income tax withholding.

Withdrawals
The Contract Owner may take a partial withdrawal or full surrender of the Contract at any time prior to the Annuitization Date or the death of the Annuitant. Withdrawals from the Contract may be subject to a CDSC and MVA. Withdrawals from the Contract may also be subject to income tax, and Contract Owners taking withdrawals before 59½ may be subject to a 10% tax penalty (see "Appendix C: Contract Types and Tax Information").
On any day other than the Strategy Term End Date, Nationwide uses the Daily ISE Percentage to calculate Index Strategy Earnings, which is an estimated present value of what the Index Strategy Earnings will be at the end of the Strategy Term. The method used to calculate the Daily ISE Percentage may result in losses even if negative Index Performance is within the Buffer or losses even when the Index Performance has increased since the beginning of the Strategy Term. These losses are realized when a partial withdrawal or full surrender is taken. See "Daily Index Strategy Earnings Percentage (Daily ISE Percentage)."
The Contract Owner must submit a request for a partial withdrawal or full surrender to the Service Center. Nationwide will not process a request until it is received by Nationwide in good order. Nationwide will not consider the request to be in good order unless the request (i) is in writing or another form that Nationwide deems acceptable and (ii) includes all the information necessary for Nationwide to process the request. For a partial withdrawal, the withdrawal must be at least $100. Nationwide reserves the right to require that the signature(s) associated with any partial withdrawal or full surrender request be guaranteed by a qualifying institution or other firm qualified to give such a guaranty.
Nationwide has the right to suspend or delay the date of any partial withdrawal or full surrender payment when the partial withdrawal or full surrender request is in a form that is not acceptable to Nationwide. Nationwide further reserves the right to delay payment of a partial withdrawal or full surrender for up to six months from the date the request is received by Nationwide, subject to regulatory approval.
When Nationwide receives a completed partial withdrawal or full surrender request (including all information necessary for Nationwide to process the partial withdrawal or full surrender), Nationwide will process the request by deducting the amount requested from the Contract Value. The amount received by the Contract Owner will be equal to the amount of the partial withdrawal or full surrender requested, minus any applicable CDSC and any applicable taxes (including premium taxes), plus any applicable MVA.
Unless otherwise specified by the Contract Owner, partial withdrawals will be taken proportionally from the Strategies in which the Contract Owner is allocated based on the Contract Value in the Strategies at the time of the request. In addition, partial withdrawals reduce the Index Strategy Basis in the same proportion that the partial withdrawal reduces the Index Strategy’s Index Strategy Value on the date the partial withdrawal occurs. When the Index Strategy Basis is greater than the Index Strategy Value at the time of a withdrawal, a proportional reduction will reduce the Index Strategy Basis by more than the dollar amount of the withdrawal.
If a full surrender of the Contract is requested, the Contract Owner will receive the Surrender Value. See "Surrender Value." A full surrender terminates the Contract.
For tax purposes, a withdrawal will be treated as a withdrawal of earnings first.
Partial Withdrawal Treated as a Full Surrender
Nationwide may treat a request for a partial withdrawal as a request for a full surrender of the Contract if: (a) the partial withdrawal would reduce the Contract Value to an amount less than $5,000; and (b) the Purchase Payment minus the sum of any withdrawals is less than $5,000.
Systematic Withdrawals
The Contract Owner may elect in writing on a form provided by Nationwide to take systematic withdrawals of a specified dollar amount on a monthly, quarterly, semi-annual, or annual basis. The minimum withdrawal amount allowed for this type of systematic transaction is $100. A CDSC and MVA, as well as a Daily ISE Percentage, may apply to systematic withdrawals. Unless otherwise instructed, Nationwide will withhold federal income taxes from each systematic withdrawal. Unless otherwise specified, systematic withdrawals will be taken proportionally from Strategies in which the Contract Owner is allocated based on the Contract Value in the Strategies at the time of the systematic withdrawal. Systematic withdrawals may be discontinued at any time by notification to Nationwide in writing or other form acceptable to Nationwide.

Systematic withdrawals are not available prior to the expiration of the Right to Examine and Cancel period. See "Right to Examine and Cancel."
Example:
Ms. H elects to take Systematic Withdrawals equal to $5,000 on a quarterly basis. Each quarter Nationwide will withdraw $5,000 from Ms. H’s contract proportionally from each
Strategy, and will mail her a check or wire the funds to the financial institution of her choice.

Death Benefit
Death Prior to Annuitization
Death of Contract Owner who is not the Annuitant
If the deceased Contract Owner (or Joint Owner) is not an Annuitant, and the deceased Contract Owner (or Joint Owner) dies before the Annuitization Date while the Contract is in force, no Death Benefit is payable. Under such circumstances, contractual rights under the Contract will succeed as follows:
(1)
Contract Owner / Joint Owner. If there is a surviving Contract Owner or Joint Owner, the survivor becomes the sole Contract Owner. The Contract otherwise continues uninterrupted.
(2)
Beneficiary(ies). If there is no surviving Contract Owner or Joint Owner, the Beneficiary(ies) becomes (become) the new contract owner for purposes of the Code.
(3)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) becomes (become) the new contract owner for purposes of the Code.
(4)
Last Surviving Contract Owner's or Joint Owner’s Estate. If there is no surviving Contingent Beneficiary, the estate of the last surviving Contract Owner or Joint Owner becomes the new Contract Owner
Death of Contract Owner who is the Annuitant
If the deceased Contract Owner (or Joint Owner) is an Annuitant, and the deceased Contract Owner (or Joint Owner) dies before the Annuitization Date while the Contract is in force, the Death Benefit may or may not become payable depending on whether there is a Contingent Annuitant.
If there is Contingent Annuitant, the Contingent Annuitant takes the place of the deceased Annuitant under the Contract and no Death Benefit is payable. There will no longer be a Contingent Annuitant under the Contract.
If there is no Contingent Annuitant, the Death Benefit becomes payable. Rights to the Death Benefit will be as follows:
(1)
Contract Owner / Joint Owner. If there is a surviving Contract Owner or Joint Owner, the survivor is entitled to the Death Benefit.
(2)
Beneficiary(ies). If there is no surviving Contract Owner or Joint Owner, the Beneficiary(ies) is (are) entitled to the Death Benefit.
(3)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) is (are) entitled to the Death Benefit.
(4)
Last Surviving Contract Owner's or Joint Owner’s Estate. If there is no surviving Contingent Beneficiary, the estate of the last surviving Contract Owner or Joint Owner is entitled to the Death Benefit.
Death of Annuitant who is not the Contract Owner
If the deceased Annuitant is not the Contract Owner (or Joint Owner), and the deceased Annuitant dies before the Annuitization Date while the Contract is in force, the Death Benefit may or may not become payable depending on whether there is a Contingent Annuitant.
If there is a Contingent Annuitant, the Contingent Annuitant takes the place of the deceased Annuitant under the Contract and no Death Benefit is payable. The Contract otherwise continues without interruption and there will no longer be a Contingent Annuitant under the Contract.
If there is no Contingent Annuitant, the Death Benefit becomes payable. Rights to the Death Benefit will be as follows:
(1)
Beneficiary(ies). The Beneficiary(ies) is (are) entitled to the Death Benefit

(2)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) is (are) entitled to the Death Benefit.
(3)
Last Surviving Contract Owner's or Joint Owner’s Estate. If there is no surviving Contingent Beneficiary, the estate of the last surviving Contract Owner or Joint Owner is entitled to the Death Benefit.
Death After Annuitization
After the Annuitization Date, under no circumstances will the Death Benefit become payable. All payments under the Contract depend on the annuity payment option selected.
Payment of the Death Benefit
When the Death Benefit becomes payable, Nationwide will not pay the Death Benefit until it receives in writing at the Service Center each of the following:
•
Proper proof of death
•
Instructions regarding the method of distribution; and
•
Any forms required by a state or other jurisdiction.
Proper proof of death includes:
•
A certified copy of the death certificate of the deceased Annuitant;
•
A copy of a certified decree of a court of competent jurisdiction as to the finding of death;
•
A written statement by a medical doctor who attended the deceased; or
•
Any other proof of death that we deem acceptable.
The methods of distribution depend on the person (or people) to whom the Death Benefit will be paid. Under all circumstances, the method of distribution selected must comply with any applicable requirements under the Code.
The following applies to the payment of the Death Benefit:
(1)
If the person entitled to receive the Death Benefit is the surviving spouse of the deceased Contract Owner, the surviving spouse can do one of the following:
a. Elect to receive their portion of the Death Benefit as a lump sum;
b. Elect to receive their portion of the Death Benefit as an annuity;
c. Elect to receive their portion of the Death Benefit as any distribution that is permitted by state and federal regulations and is acceptable to Nationwide; or
d. Elect to continue the Contract with his or her portion of the Death Benefit and become the new Contract Owner.
(2)
Contingent Beneficiary(ies). If there is no surviving Beneficiary, the Contingent Beneficiary(ies) is (are) entitled to the Death Benefit.
a. Elect to receive their portion of the Death Benefit as a lump sum;
b. Elect to receive their portion of the Death Benefit as an annuity; or
c. Elect to receive their portion of the Death Benefit as any distribution that is permitted by state and federal regulations and is acceptable to Nationwide.
Premium taxes may be deducted from the Death Benefit.
If the Contract has more than one Beneficiary entitled to the Death Benefit, the Contract Value will continue to be allocated to the applicable Strategies until the first Beneficiary provides Nationwide with all the information necessary to pay that Beneficiary’s portion of the Death Benefit. At the time the first Beneficiary’s proceeds are paid, the remaining portion(s) of the Death Benefit that is allocated to the Strategies will be reallocated to the Fixed Strategy until instructions are received from the remaining Beneficiary(ies).

Except for a surviving spouse that is continuing the Contract, if any Beneficiary entitled to receive the Death Benefit elects to continue the Contract as the new contract owner or becomes a beneficial owner of the Contract, the Beneficiary’s entire portion of the Death Benefit will be automatically reallocated to the Fixed Strategy. This reallocation to the Fixed Strategy will occur on the date the Beneficiary’s election is received in good order. The Fixed Strategy’s Strategy Term will begin on the date the Beneficiary’s portion of the Death Benefit is reallocated to the Fixed Strategy. For as long as Nationwide declares Fixed Strategy Rates for new business, the Fixed Strategy Rate will be the new business Fixed Strategy Rate in effect on the date the Beneficiary’s portion of the Death Benefit is reallocated to the Fixed Strategy. If Nationwide no longer declares new business Fixed Strategy Rates, Nationwide will declare Fixed Strategy Rates for beneficially owned contracts at its sole discretion which are guaranteed to be at least 0.25%.
For a surviving spouse that continues the Contract under the Spousal Protection Feature, see "Spousal Protection Feature" below. A surviving spouse that is continuing the Contract under the Spousal Protection Feature will not be reallocated to the Fixed Strategy as described above.
Death Benefit Calculations
An applicant may elect either the standard death benefit (Contract Value) or an available Death Benefit option that is offered under the Contract for an additional charge. If no election is made at the time of application, the Death Benefit will be the standard Death Benefit.
As indicated previously, the Death Benefit calculations discussed in this provision may not apply if the Contract Owner has been changed or the Contract has been assigned. See "Impact of Ownership Changes and Assignment on the Death Benefit."
The Death Benefit is calculated as of the date Nationwide receives:
(1)
proper proof of the Annuitant’s death
(2)
an election specifying the distribution method; and
(3)
any state required form(s).
Annuity Commencement Date
The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. Generally, the Contract Owner designates the Annuity Commencement Date at the time of application. If no Annuity Commencement Date is designated at the time of application, Nationwide will establish the Annuity Commencement Date as the date the Annuitant reaches age 90. The Contract Owner may initiate a change to the Annuity Commencement Date at any time. Additionally, Nationwide will notify the Contract Owner approximately 90 days before the impending Annuity Commencement Date of the opportunity to change the Annuity Commencement Date or Annuitize the Contract.
Any request to change the Annuity Commencement Date must meet the following requirements:
•
the request is made prior to the Annuitization Date;
•
the requested date is at least two years after the Date of Issue;
•
the requested date is not later than the first day of the first calendar month after the Annuitant’s 115th birthday unless approved by Nationwide; and
•
the request for change is made in writing, submitted to the Service Center and approved by Nationwide.
Generally, Nationwide will not initiate Annuitization until specifically directed to do so. However, for Non-Qualified Contracts only, Nationwide will automatically initiate Annuitization within 45 days after the Annuity Commencement Date (whether default or otherwise), unless (1) Nationwide has had direct contact with the Contract Owner (indicating that the contract is not abandoned); or (2) the Contract Owner has taken some type of action which is inconsistent with the desire to annuitize.
Annuitizing the Contract
Annuitization
Annuitization is the period during which annuity payments are received. Annuitization is irrevocable once annuity payments have begun. Upon the Annuitization Date, the Annuitant must elect an annuity payment option.

Annuity purchase rates are used to determine the amount of the annuity payments based upon the annuity payment option elected. Actual purchase rates used to determine annuity payments will be those in effect on the Annuitization Date. Annuity benefits at the time of their commencement will not be less than those that would be provided by the application of the Surrender Value to purchase a single premium immediate annuity contract at purchase rates offered by Nationwide at the time to the same class of annuitants.
Any optional death benefit that the Contract Owner elects will automatically terminate upon Annuitization.
Fixed Annuity Payments
Fixed annuity payments provide for level annuity payments. Premium taxes are deducted prior to determining fixed annuity payments. The fixed annuity payments will remain level unless the annuity payment option provides otherwise.
Lump sum annuity payment options are not available.
Frequency and Amount of Payments
Annuity payments are based on the annuity payment option elected.
Nationwide reserves the right to change the frequency of payments if the amount of any payment becomes less than $100. The payment frequency will be changed to an interval that will result in payments of at least $100. Nationwide will send annuity payments no later than 10 Business Days after each annuity payment date.
Annuity Payment Options
The Annuitant must elect an annuity payment option before the Annuitization Date. If the Annuitant does not elect an annuity payment option, the fixed single life annuity with 240 monthly payments guaranteed annuity payment option will be assumed as the automatic form of payment upon Annuitization. Once elected or assumed, the annuity payment option may not be changed.
Not all of the annuity payment options may be available in all states. Additionally, the annuity payment options available may be limited based on the Annuitant’s age (and the joint annuitant’s age, if applicable) or requirements under the Code.
Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide on the life of any one Annuitant or owned by any one Contract Owner to exceed $1,000,000. If a Contract Owner does not submit purchase payments in excess of $1,000,000, or if Nationwide has refused to accept purchase payments in excess of $1,000,000, the references in this provision to purchase payments in excess of $1,000,000 will not apply. If the Contract Owner is permitted to submit purchase payments in excess of $1,000,000, additional restrictions apply, as follows.
Annuity Payment Options for Contracts with Total Purchase Payments and/or Surrender Value Annuitized Less Than or Equal to $2,000,000
If, at the Annuitization Date, the total of the purchase payment made to the contract and/or the Surrender Value annuitized is less than or equal to $2,000,000, the annuity payment options available are:
•
Single life;
•
Joint and survivor; and
•
Single life with a 10 or 20 year term certain.
Each of the annuity payment options is discussed more thoroughly below.
Single Life
The single life annuity payment option provides for annuity payments to be paid during the lifetime of the Annuitant. This option is not available if the Annuitant is 86 or older on the Annuitization Date.
Payments will cease with the last payment before the Annuitant’s death. For example, if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one payment. The Annuitant will only receive two annuity payments if he or she dies before the third payment date, and so on. No death benefit will be paid.
No withdrawals other than the scheduled annuity payments are permitted.

Joint and Survivor
The joint and survivor annuity payment option provides for annuity payments to continue during the joint lifetimes of the Annuitant and joint annuitant. After the death of either the Annuitant or joint annuitant, payments will continue for the life of the survivor. This option is not available if the Annuitant or joint annuitant is 86 or older on the Annuitization Date.
Payments will cease with the last payment due prior to the death of the last survivor of the Annuitant and joint annuitant. As is the case of the single life annuity payment option, there is no guaranteed number of payments. Therefore, it is possible that if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one annuity payment. No death benefit will be paid.
No withdrawals other than the scheduled annuity payments are permitted.
Single Life with a 10 or 20 Year Term Certain
The single life with a 10 or 20 year term certain annuity payment option provides that monthly annuity payments will be paid during the Annuitant’s lifetime or for the term selected, whichever is longer. The term may be either 10 or 20 years.
If the Annuitant dies before the end of the 10 or 20 year term, payments will be paid to the beneficiary for the remainder of the term.
No withdrawals other than the scheduled annuity payments are permitted.
Any Other Option
Annuity payment options not set forth in this provision may be available. Any annuity payment option not set forth in this provision must be approved by Nationwide.
Annuity Payment Options for Contracts with Total Purchase Payments and/or Surrender Value Annuitized Greater Than $2,000,000
If, at the Annuitization Date, the total of the purchase payment made to the contract and/or the Contract Value to be annuitized is greater than $2,000,000, Nationwide may limit the annuity payment option to the longer of:
1)
a fixed single life annuity with a 20 year term certain; or
2)
a fixed single life annuity with a term certain to age 95.
Annuitization of Amounts Greater Than $5,000,000
Additionally, Nationwide may limit the amount that may be annuitized on a single life to $5,000,000. If the total amount to be annuitized is greater than $5,000,000 under this contract and/or for all Nationwide issued annuity contracts with the same Annuitant, the Contract Owner must:
1)
reduce the amount to be annuitized to $5,000,000 or less by taking a partial withdrawal from the Contract;
2)
reduce the amount to be annuitized to $5,000,000 or less by exchanging the portion of the Contract Value in excess of $5,000,000 to another annuity contract; or
3)
annuitize the portion of the Contract Value in excess of $5,000,000 under an annuity payment option with a term certain, if available.
Statements and Reports
Prior to the Annuitization Date, statements will be sent to the Contract Owner’s last known address. Contract Owners should promptly notify the Service Center of any address change.
Nationwide will mail to Contract Owners:
•
statements showing the Contract’s quarterly activity; and
•
confirmation statements showing transactions that affect the Contract’s value.
Contract Owners can receive information from Nationwide faster and reduce the amount of mail they receive by signing up for Nationwide’s eDelivery program. Nationwide will notify Contract Owners by email when important documents (statements, prospectuses and other documents) are ready to view, print, or download from Nationwide’s secure server. To choose this option, go to nationwide.com/login.

Contract Owners should review statements carefully. All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the Contract. Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements are correct.
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, the "Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the Internal Revenue Service, the Office of the Comptroller of the Currency, and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.
Financial Statements
Financial statements for Nationwide are located in the Statement of Additional Information. A current Statement of Additional Information may be obtained, without charge, by contacting the Service Center, or can be found online at [to be filed in a subsequent Post-Effective Amendment].

Appendix A: Investment Options Under the Contract
Index Strategies
The following is a list of Index Strategies currently available under the Contract. Nationwide may change the features of the Index Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Index- Strategies, and terminate existing Index Strategies. Nationwide will provide the Contract Owner with written notice before making any changes other than changes to current limits on Index gains. See "Index Strategies." Information about current limits on Index gains is available at [the website link will be filed in a subsequent Post-Effective Amendment].
Note: If amounts are removed from an Index Strategy before the end of its Strategy Term, Nationwide will apply the Daily ISE Percentage calculation. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Strategy Term. See "Daily Index Strategy Earnings Parentage (Daily ISE Percentage)."
Index[1]	Type of Index	Strategy Term	Index Crediting Methodology	Current Buffer (if held until end of Strategy Term)	Minimum Cap Rate (for the life of the Index Strategy)	Minimum Participation Rate (for the life of the Index Strategy)
MSCI EAFE Index	Market Index	1 Year	Cap Rate	10%	0.05%	100%
Nasdaq-100 Index®	Market Index	1 Year	Cap Rate	10%	0.05%	100%
Russell 2000 Index®	Market Index	1 Year	Cap Rate	10%	0.05%	100%
Russell 2000 Index®	Market Index	3 Year	Cap Rate	10%	0.05%	100%
Russell 2000 Index®	Market Index	6 Year	Cap Rate	10%	0.05%	100%
S&P 400®	Market Index	1 Year	Cap Rate	10%	0.05%	100%
S&P 500®	Market Index	1 Year	Cap Rate	10%	0.05%	100%
S&P 500®	Market Index	1 Year	Cap Rate	20%	0.05%	100%
S&P 500®	Market Index	3 Year	Cap Rate	10%	0.05%	100%
S&P 500®	Market Index	3 Year	Cap Rate	20%	0.05%	100%
S&P 500®	Market Index	6 Year	Cap Rate	10%	0.05%	100%
S&P 500®	Market Index	6 Year	Cap Rate	20%	0.05%	100%
1 Each Index offered under the Contract is a "price return index," not a "total return index," and therefore does not reflect dividends paid on the securities composing the Index. This will cause the Index to underperform in comparison to a direct investment in a total return index.
The minimum Buffer guaranteed for the life of the Contract for any Index Strategy is 5%.
The minimum Cap Rate guaranteed for the life of the Contract for any Index Strategy is 0.05%.
The minimum Participation Rate for the life of the Contract for any Index Strategy with Cap Rate is 100%.
Fixed Strategy
The following is the Fixed Strategy currently available under the Contract. See "Fixed Strategy."

Note: If amounts are withdrawn from the Fixed Strategy before the end of a Strategy Term, Nationwide may apply a CDSC and MVA, which may be negative. This may result in a significant reduction in your Contract Value. See "Contingent Deferred Sales Charge (CDSC)" and "Market Value Adjustment (MVA)."
Name	Strategy Term	Minimum Guaranteed Fixed Strategy Rate
Fixed Strategy	1 Year	0.25%

Appendix B: State Variations
Described below are the variations to certain prospectus disclosures resulting from state law or the instruction provided by state insurance authorities as of the date of this prospectus. Information regarding a state’s requirements does not mean that Nationwide currently offers contracts within that jurisdiction. These variations are subject to change without notice and additional variations may be imposed as required by specific states.
State	State Law Variations
California
● The Death Benefit does not change to Surrender Value upon assignment or a change in ownership of the Contract.
● The CDSC and MVA waiver under the Increase in Remaining Free Withdrawal Amount after a Long-Term Care and Terminal Illness or Injury (CDSC And MVA Waiver) section is not available.

Connecticut
● The Death Benefit does not change to Surrender Value upon assignment or a change in ownership of the Contract.
● Under the Long-Term Care Event subsection of the Increase in Remaining Free
Withdrawal Amount after a Long-Term Care and Terminal Illness or Injury (CDSC And
MVA Waiver) section, an LTC Event must be after the second Contract Anniversary.

Florida
● Purchase Payments for any other annuity contract issued by Nationwide to the Contract
Owner, Annuitant, or Contingent Annuitant will not be considered for purposes of determining whether the Purchase Payment under this Contract exceeds $1,000,000.
● The Annuity Commencement Date must be at least one year after the Date of Issue.
● The Death Benefit does not change to Surrender Value upon assignment or a change in ownership of the Contract.

Hawaii	● Joint Owners are not limited to spouses.
Illinois
● The Contract will not be contested.
● Misstatements made as to the sex of the Contract Owner, Joint Owner, Annuitant, Co-
Annuitant, Contingent Annuitant, Beneficiary or Contingent Beneficiary are excluded from the Misstatements of Age or Sex section.

Massachusetts	● The CDSC and MVA waiver under the Increase in Remaining Free Withdrawal Amount After a Long-Term Care or Terminal Illness or Injury Event (CDSC and MVA Waiver) section is not available.
Montana
● Misstatements made as to the sex of the Contract Owner, Joint Owner, Annuitant, Co-
Annuitant, Contingent Annuitant, Beneficiary or Contingent Beneficiary are excluded from the Misstatements of Age or Sex section.

New Jersey
● The Contract Owner, Joint Owner, Beneficiary and Contingent Beneficiary are excluded from the Misstatements of Age or Sex section.
● Under the Purchase Payment section, purchase payments for any other annuity contract issued by Nationwide with the same Contract Owner or Annuitant does not apply to
Nationwide’s reservation of right to refuse any Purchase Payment in excess of
$1,000,000 under this Contract.

Pennsylvania
● Joint Owners are not limited to spouses.
● The CDSC and MVA waiver under the Increase in Remaining Free Withdrawal Amount
After a Long-Term Care or Terminal Illness or Injury Event (CDSC and MVA Waiver)
section is not available.

Texas
● Under the Terminal Illness or Injury Event subsection of the Increase in Remaining Free
Withdrawal Amount after a Long-Term Care and Terminal Illness or Injury (CDSC And
MVA Waiver) section, a TI Event can occur at any time after the Date of Issue.
● Under the Purchase Payment section, purchase payments for any other annuity contract issued by Nationwide with the same Contract Owner or Annuitant does not apply to
Nationwide’s reservation of right to refuse any Purchase Payment in excess of
$1,000,000 under this Contract.

Washington
● A CDSC and MVA waiver for a "Terminal Illness or Injury Event" is not available under
The Increase in Remaining Free Withdrawal Amount After a Long-Term Care or
Terminal Illness or Injury Event (CDSC and MVA Waiver) section.

Appendix C: Contract Types and Tax Information
Types of Contracts
The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Code. Following is a general description of the various contract types. Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on contract type.
Non-Qualified Contracts
A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Code, such as deductibility of purchase payments, and which is not an IRA, Roth IRA, SEP IRA, Simple IRA, or part of a pension plan or employer-sponsored retirement program.
Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.
Non-Qualified Contracts that are owned by natural persons allow the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed. Non-Qualified Contracts that are owned by non-natural persons, such as trusts, corporations, and partnerships are generally subject to current income tax on the income earned inside the contract, unless the non-natural person owns the contract as an agent of a natural person.
Charitable Remainder Trusts
Charitable Remainder Trusts are trusts that meet the requirements of Section 664 of the Code. An annuity that has a Charitable Remainder Trust endorsement is not a Charitable Remainder Trust; the endorsement is merely to facilitate ownership of the contract by a Charitable Remainder Trust. Non-Qualified Contracts that are issued to Charitable Remainder Trusts will differ from other Non-Qualified Contracts in three respects:
1)
Waiver of sales charges. In addition to any sales load waivers included in the contract, Charitable Remainder Trusts may also withdraw the difference between:
a.
the contract value on the day before the withdrawal; and
b.
the total amount of purchase payments made to the contract (less an adjustment for amounts surrendered).
2)
Contract ownership at annuitization. On the annuitization date, if the contract owner is a Charitable Remainder Trust, the Charitable Remainder Trust will continue to be the contract owner and the annuitant will NOT become the contract owner.
3)
Recipient of death benefit proceeds. With respect to the death benefit proceeds, if the contract owner is a Charitable Remainder Trust, the death benefit is payable to the Charitable Remainder Trust. Any designation in conflict with the Charitable Remainder Trust’s right to the death benefit will be void.
While these provisions are intended to facilitate a Charitable Remainder Trust’s ownership of this contract, the rules governing Charitable Remainder Trusts are numerous and complex. A Charitable Remainder Trust that is considering purchasing this contract should seek the advice of a qualified tax and/or financial professional prior to purchasing the contract.
Individual Retirement Annuities (IRAs)
IRAs are contracts that satisfy the provisions of Section 408(b) of the Code, including the following requirements:
•
the contract is not transferable by the owner;
•
the premiums are not fixed;
•
if the contract owner is younger than age 50, the annual premium cannot exceed $7,000; if the contract owner is age 50 or older, the annual premium cannot exceed $8,000 (although rollovers of greater amounts from Qualified Plans, tax sheltered annuities, certain 457 governmental plans, and other IRAs can be received);
•
certain minimum distribution requirements must be satisfied after the owner attains their applicable age as defined in the Code;
•
the entire interest of the owner in the contract is nonforfeitable; and
•
after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

•
As used herein, the term "individual retirement plans" shall refer to both individual retirement annuities and individual retirement accounts that are described in Section 408 of the Code.
For further details regarding IRAs, refer to the disclosure statement provided when the IRA was established and the annuity contract’s IRA endorsement.
Roth IRAs
Roth IRA contracts are contracts that satisfy the provisions of Section 408A of the Code, including the following requirements:
•
the contract is not transferable by the owner;
•
the premiums are not fixed;
•
if the contract owner is younger than age 50, the annual premium cannot exceed $7,000; if the contract owner is age 50 or older, the annual premium cannot exceed $8,000 (although rollovers of greater amounts from other Roth IRAs and other individual retirement plans can be received);
•
the entire interest of the owner in the contract is nonforfeitable; and
•
after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.
For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established and the annuity contract’s IRA endorsement.
Simplified Employee Pension IRAs (SEP IRA)
A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.
An employee may make deductible contributions to a SEP IRA subject to the same restrictions and limitations as an IRA. In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Code and the written plan.
A SEP IRA plan must satisfy:
•
minimum participation rules;
•
top-heavy contribution rules;
•
nondiscriminatory allocation rules; and
•
requirements regarding a written allocation formula.
In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.
Simple IRAs
A Simple IRA is an Individual Retirement Annuity that is funded exclusively by a qualified salary reduction arrangement and satisfies:
•
vesting requirements;
•
participation requirements; and
•
administrative requirements.
The funds contributed to a Simple IRA cannot be commingled with funds in other individual retirement plans or SEP IRAs.
A Simple IRA cannot receive rollover distributions except from another Simple IRA.
Investment Only (Qualified Plans)
Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan. The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.
Federal Tax Considerations
The tax consequences of purchasing a contract described in this prospectus will depend on:
•
the type of contract purchased;
•
the purposes for which the contract is purchased; and
•
the personal circumstances of individual investors having interests in the contracts.
See Types of Contracts issued for a brief description of the various types of contracts and the different purposes for which the contracts may be purchased.
Existing tax rules are subject to change, and may affect individuals differently depending on their situation. Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.
If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, IRAs, and custodial accounts as described in Sections 401 and 408(a) of the Internal Revenue Code), the tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract. Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.
The following is a brief summary of some of the federal income tax considerations related to the contracts. In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes. The tax rules across all states and localities are not uniform and therefore will not be discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Nothing in this prospectus should be considered to be tax advice. Contract owners and prospective contract owners should consult a financial professional, tax advisor or legal counsel to discuss the taxation and use of the contracts.
The Internal Revenue Code sets forth different income tax rules for the following types of annuity contracts:
•
IRAs;
•
SEP IRAs;
•
Simple IRAs;
•
Roth IRAs; and
•
Non-Qualified Contracts.
IRAs, SEP IRAs and Simple IRAs
Distributions from IRAs, SEP IRAs and Simple IRAs are generally taxed when received. If any portion of the amount contributed to the IRA was nondeductible for federal income tax purposes, then a portion of each distribution is excludable from income.
The portion of a distribution that is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution. The owner of an IRA, SEP IRA, or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed nontaxable distributions for all years, and the total balance of all IRAs, SEP IRAs, or Simple IRAs. Depending on the circumstance of the owner, all or a portion of the contributions (purchase payments) made to the account may be deducted for federal income tax purposes.
IRAs may receive rollover contributions from other individual retirement accounts, other individual retirement annuities, tax sheltered annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).
When the owner of an IRA attains their applicable age, the IRA owner is required to begin taking certain minimum distributions. In addition, upon the death of the owner of an IRA, the Code imposes mandatory distribution requirements to ensure distribution of the entire contract value within the required statutory period. Due to the Treasury Regulation’s valuation rules, the amount used to compute the mandatory distributions may exceed the contract value.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for estate tax purposes.

One-Rollover-Per-Year Limitation
A contract owner can receive a distribution from an IRA and roll it into another IRA within 60 days from the date of the distribution and not have the amount of the distribution included in taxable income. Only one rollover per year from a contract owner’s IRA is allowed. The one-year period begins on the date the contract owner receives the IRA distribution, and not on the date the IRA was rolled over.
The one-rollover-per-year limitation applies in the aggregate to all the IRAs that a taxpayer owns. This means that a contract owner cannot make an IRA rollover distribution if, within the previous one-year period, an IRA rollover distribution was taken from any other IRAs owned by the taxpayer. Also, rollovers between an individual’s Roth IRAs would prevent a separate rollover between the individual’s traditional IRAs within the one-year period, and vice versa.
Direct transfers of IRA funds between IRA trustees are not subject to the one rollover per year limitation because such transfers are not considered rollover distributions. Also, a rollover from a traditional IRA to a Roth IRA (a conversion) is not subject to the one rol lover per year limitation, and such a rollover is disregarded in applying the one rollover per year limitation to other rollovers.
Roth IRAs
Distributions of earnings from Roth IRAs are taxable or non-taxable depending upon whether they are "qualified distributions" or "nonqualified distributions." A "qualified distribution" is nontaxable if it is made after the Roth IRA has satisfied the five-year rule and meets one of the following requirements:
•
it is made on or after the date on which the contract owner attains age 59½;
•
it is made to a beneficiary (or the contract owner's estate) on or after the death of the contract owner;
•
it is attributable to the contract owner's disability; or
•
it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.
The five-year rule is satisfied if a five-taxable year period has passed. The five taxable-year period begins with the first taxable year in which a contribution is made to any Roth IRA established for the owner.
A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA. Any non-qualified distribution in excess of the total contributions is includable in the contract owner's gross income in the year that is distributed to the contract owner.
A Roth IRA can receive a rollover from an individual retirement plan or another eligible retirement plan; however, the amount rolled over from the individual retirement plan or other eligible retirement plan to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover and will be subject to federal income tax. However, a rollover or conversion of an amount from an IRA or eligible retirement plan cannot be recharacterized back to an IRA.
Special rules apply for Roth IRAs that have proceeds received from an IRA prior to January 1, 1999, if the owner elected the special four-year income averaging provisions that were in effect for 1998.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for tax purposes.
10% Additional Tax for Early Withdrawal
If distributions of income from an IRA, SEP IRA, Simple IRA, or Roth IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to an additional penalty tax of 10% unless an exception applies. (For Simple IRAs, the 10% penalty is increased to 25% if the distribution is made during the 2-year period beginning on the date that the individual first participated in the Simple IRA.) The 10% penalty tax can be avoided if the distribution is:
made to a beneficiary on or after the death of the owner;
attributable to the owner becoming disabled (as defined in the Code);
part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary. Substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Modification of payments during that time period will result in retroactive application of the 10% additional penalty tax;
used for qualified higher education expenses; or

used for expenses attributable to the purchase of a home for a qualified first-time buyer.
Non-Qualified Contracts - Natural Persons as Contract Owners
Generally, the income earned inside a Non-Qualified Annuity Contract that is owned by a natural person is not taxable until it is distributed from the contract.
Distributions before the Annuitization Date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner's investment at the time of the distribution. In general, the investment in the contract is equal to the purchase payments made with after-tax dollars, reduced by any nontaxable distributions. Distributions, for this purpose, include partial surrenders, any portion of the contract that is assigned or pledged; or any portion of the contract that is transferred by gift. For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.
In determining the taxable amount of a distribution that is made prior to the annuitization date, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.
A special rule applies to distributions from contracts that have investments in the contract that were made prior to August 14, 1982. For those contracts, distributions that are made prior to the Annuitization Date are treated first as the nontaxable recovery of the investment in the contract as of that date. A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.
With respect to annuity distributions on or after the Annuitization Date, a portion of each annuity payment is excludable from taxable income. The amount excludable is based on the ratio between the contract owner's investment in the contract and the expected return on the contract. Once the entire investment in the contract is recovered, all distributions are fully includable in income. The maximum amount excludable from income is the investment in the contract. If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.
The Internal Revenue Code provides that a portion of a nonqualified annuity contract may be annuitized for either (a) a period of 10 years or greater, or (b) for the life or lives of one or more persons. The portion of the contract annuitized would be treated as if it were a separate annuity contract. This means that an Annuitization Date can be established for a portion of the annuity contract annuitized and the above description of the taxation of annuity distributions after the Annuitization Date would apply to the portion of the contract that has been annuitized. The investment in the contract is required to be allocated pro rata between the portion of the contract that is annuitized and the portion that is not. All other benefits under the contract (e.g., death benefit) would also be reduced pro rata. For example, if 1/3 of the cash value of the contract were to be annuitized, the death benefit would also be reduced by 1/3.
The Internal Revenue Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½. The amount of the penalty is 10% of the portion of any distribution that is includable in gross income. The penalty tax does not apply if the distribution is:
•
the result of a contract owner's death;
•
the result of a contract owner's disability (as defined in the Internal Revenue Code);
•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner. Substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Modification of payments during that time period will result in retroactive application of the 10% additional penalty tax; or
•
is allocable to an investment in the contract before August 14, 1982.
If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner's gross estate for estate tax purposes.
Non-Qualified Contracts - Non-Natural Persons as Contract Owners
The previous discussion related to the taxation of Non-Qualified Contracts owned by natural persons (individuals). Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts under the Internal Revenue Code. Therefore, income earned under a Non-Qualified Contract that is owned by a non-natural person is taxed as ordinary income during the taxable year that it is earned. Taxation is not deferred, even if the income is not distributed out of the contract. The income is taxable as ordinary income, not capital gain.
The non-natural persons rules do not apply to all entity-owned contracts. For purposes of the rule that annuity contracts that are owned by non-natural persons are not treated as annuity contracts for tax purposes, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual. This would allow the contract to be treated as an annuity under the Internal Revenue Code, allowing tax deferral. However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.
The non-natural persons rules also do not apply to contracts that are:
•
acquired by the estate of a decedent by reason of the death of the decedent;
•
issued in connection with certain qualified retirement plans and individual retirement plans;
•
purchased by an employer upon the termination of certain qualified retirement plans; or
•
immediate annuities within the meaning of Section 72(u) of the Internal Revenue Code.
If the annuitant, who is the individual treated as owning the contract, dies before the contract is completely distributed, the balance may be included in the annuitant's gross estate for estate tax purposes, depending on the obligations that the non-natural owner may have owed to the annuitant.
Exchanges
As a general rule, federal income tax law treats an exchange of property in the same manner as a taxable sale of the property. However, pursuant to Section 1035 of the Internal Revenue Code, an annuity contract may be exchanged tax-free for another annuity contract, provided that the obligee (the person to whom the annuity obligation is owed) is the same for both contracts. If the exchange includes the receipt of other property, such as cash, in addition to another annuity contract special rules may cause a portion of the transaction to be taxable to the extent of the value of the other property.
Tax Treatment of a Partial 1035 Exchange With Subsequent Withdrawal
Partial exchanges may be treated as a tax-free exchange under Section 1035 of the Code. IRS Rev. Proc. 2011-38 addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract (a partial exchange). A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under Section 1035 of the Code if, for a period of at least 180 from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange. In addition, the 180 day period will be deemed to have been satisfied with respect to amounts received as an annuity for a period of 10 years or more, or as an annuity for the life of one or more persons. The taxation of distributions (other than distributions described in the immediately preceding sentence) received from either contract within the 180 day period will be determined using general tax principles. For example, they could be treated as taxable "boot" in an otherwise tax-free exchange, or as a distribution from the new contract. Please discuss any tax consequences concerning any contemplated or completed transactions with a professional tax advisor. See, also, Non-Qualified Contracts - Natural Persons as Contract Owners, above.
Additional Medicare Tax
Section 1411 of the Internal Revenue Code imposes a surtax of 3.8% on certain net investment income received by individuals and certain trusts and estates. The surtax is imposed on the lesser of (a) net investment income or (b) the excess of the modified adjusted gross income over a threshold amount. For individuals, the threshold amount is $250,000 (married filing jointly); $125,000 (married filing separately); or $200,000 (other individuals). The threshold for an estate or trust is $7,500.
Modified adjusted gross income is equal to gross income with several modifications. Consult with a qualified tax advisor regarding how to determine modified adjusted gross income for purposes of determining the applicability of the surtax.

Net investment income includes, but is not limited to, interest, dividends, capital gains, rent and royalty income, and income from nonqualified annuities. Net investment income does not include, among other things, distributions from certain qualified plans (such as IRAs, Roth IRAs, and plans described in Internal Revenue Code Sections 401(a), 401(k), 403(a), 403(b) or 457(b)); however, such distributions, to the extent that they are includible in income for federal income tax purposes, are includible in modified adjusted gross income.
Same-Sex Marriages, Domestic Partnership and Other Similar Relationships
The Treasury issued final regulations that address what relationships are considered a marriage for federal tax purposes. The final regulations definition of marriage reflects the United States Supreme Court holdings in Windsor and Obergefell, as well as Rev. Proc. 2017-13.
The final regulations define the terms "spouse," "husband," "wife," and "husband and wife" to be gender neutral so that such terms can apply equally to same sex couples and opposite sex couples. The regulations adopt the "place of celebration" rule to determine marital status for federal tax purposes. Therefore, a marriage of two individuals is recognized for federal tax purposes if the marriage is recognized by a state, possession, or territory of the US in which the marriage was entered into, regardless of the couples place of domicile.
Consistent with IRS Rev. Proc. 2013-17, the final regulations provide that relationships entered into as civil unions, or registered domestic partnerships that is not denominated as marriages under state law are not marriages for federal tax purposes. Therefore, the favorable income-tax deferral options afforded by federal tax law to a married spouse under Code Sections 72 and 401(a)(9) are not available to individuals who have entered into these formal relationships.
Withholding
Pre-death distributions from the contracts are subject to federal income tax. Nationwide will withhold the tax from the distributions unless the contract owner requests otherwise. Under some circumstances, the Code will not permit contract owners to waive withholding. Such circumstances include:
•
if the payee does not provide Nationwide with a taxpayer identification number; or
•
if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.
If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject withholding rates established by Section 3405 of the Internal Revenue Code and is applied against the amount of income that is distributed.
Non-Resident Aliens
Generally, of a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. Nationwide is required to withhold this amount and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must:
1.
provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and
2.
provide Nationwide with an individual taxpayer identification number.
If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.
Another exemption from the 30% withholding is available if the non-resident alien provides Nationwide with sufficient evidence that:
1.
the distribution is connected to the non-resident alien's conduct of business in the United States;
2.
the distribution is includable in the non-resident alien's gross income for United States federal income tax purposes; and
3.
provide Nationwide with a properly completed withholding certificate claiming the exemption.
Note that for the preceding exemption, the distributions would be subject to the same withholding rules that are applicable to payments to United States persons.

This prospectus does not address any tax matters that may arise by reason of application of the laws of a non-resident alien’s country of citizenship and/or country of residence. Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the applicability of laws of those jurisdictions to the purchase or ownership of a contract.
FATCA
Under Sections 1471 through 1474 of the Internal Revenue Code (commonly referred to as FATCA), distributions from a Contract to a foreign financial institution or to a nonfinancial foreign entity, each as described by FATCA, may be subject to United States tax withholding at a flat rate equal to 30% of the taxable amount of the distribution, irrespective of the status of any beneficial owner of the Contract or of the distribution. Nationwide may require you to provide certain information or documentation (e.g., Form W-9 or Form W-8BEN) to determine its withholding requirements under FATCA.
Federal Estate, Gift, and Generation Skipping Transfer Taxes
The following transfers may be considered a gift for federal gift tax purposes:
•
a transfer of the contract from one contract owner to another; or
•
a distribution to someone other than a contract owner.
Upon the contract owner's death, the value of the contract may subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.
Section 2612 of the Internal Revenue Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any. A direct skip is when property is transferred to, or a death benefit or other distribution is made to:
a)
an individual who is two or more generations younger than the contract owner; or
b)
certain trusts, as described in Section 2613 of the Internal Revenue Code (generally, trusts that have no beneficiaries who are not two or more generations younger than the contract owner).
If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:
•
who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or
•
who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.
If a transfer is a direct skip, Nationwide will deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.
Charge for Tax
Nationwide is not required to maintain a capital gain reserve liability on Non-Qualified Contracts. If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.
Tax Changes
SECURE Act 2.0 was enacted on December 29, 2022, and made changes to the Code that are effective as of January 1, 2023. They include but are not limited to the following:
•
Increasing the age a contract owner must begin RMDs under IRAs and certain qualified plans from age 72 to age 75 in two phases. The age is first increased from age 72 to age 73 for those who turn age 72 after 2022. And starting in 2033, the age is then increased to age 75 for those who turn age 73 after 2032. If the contract owner was born in 1959, the owner should consult their tax advisor regarding their applicable age because it is not clear under SECURE 2.0, as enacted, whether the applicable age is age 73 or age 75.
•
Reducing the RMD excise tax for failure to take an RMD from 50% to 25%.
•
Creating additional exceptions to the 10% additional penalty tax for early withdrawals that include but are not limited to the following: distributions to terminally ill individuals, distribution of net income on excess IRA contributions, and disaster recovery distributions.

State Taxation
The tax rules across the various states and localities are not uniform and therefore are not discussed in this prospectus. Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed. Contract owners and prospective contract owners should consult a financial professional, tax advisor or legal counsel to discuss the taxation and use of the contracts.
Required Distributions
The Internal Revenue Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus. Following is an overview of the required distribution rules applicable to each type of contract. Please consult a qualified tax or financial professional for more specific required distribution information.
Required Distributions - General Information
In general, depending on the type of contract, the Internal Revenue Code requires that minimum distributions begin during the contract owner’s lifetime. In addition, the Internal Revenue Code requires that upon the death of the contract owner, minimum distributions must be made to the contract owner’s beneficiary. A beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner's death. The distribution rules in the Internal Revenue Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made after the death of the contract owner from IRAs, SEP IRAs, Simple IRAs, Roth IRAs, and Non-Qualified Contracts. A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract. Non-natural beneficiaries (e.g. charities, estates, or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.
Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.
Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner. How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries. For Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner's death. For contracts other than Non-Qualified Contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until September 30th of the year following the contract owner's death. Any beneficiary that is not a designated beneficiary has a life expectancy of zero.
Required Distributions for Non-Qualified Contracts
Internal Revenue Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies. The following distributions will be made in accordance with the following requirements:
1)
If any contract owner dies on or after the Annuitization Date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.
2)
If any contract owner dies before the Annuitization Date, then the entire interest in the contract (consisting of either the death benefit or the Contract Value reduced by charges set forth elsewhere in the contract) will be distributed within 5 years of the contract owner's death, provided however:
a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary. Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and
b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit. Any distributions required under these distribution rules will be made upon that spouse's death.
In the event that the contract owner is not a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:
a)
the death of the annuitant will be treated as the death of a contract owner;

b)
any change of annuitant will be treated as the death of a contract owner; and
c)
in either case, the appropriate distribution will be made upon the death or change, as the case may be.
These distribution provisions do not apply to any contract exempt from Section 72(s) of the Internal Revenue Code by reason of Section 72(s)(5) or any other law or rule.
The Code does not require that minimum distributions during the contract owner’s lifetime.
Required Distributions for IRAs, SEP IRAs, Simple IRAs, and Roth IRAs
Required Distributions During the Life of the Contract Owner
Distributions from an IRA, SEP IRA or Simple IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches their applicable age. The applicable age is 73 (age 72 if born after June 30, 1949 and before January 1, 1951, or age 70½ if born before July 1, 1949).
Distributions may be paid in a lump sum or in substantially equal payments over:
a)
the life of the contract owner or the joint lives of the contract owner and the contract owner's designated beneficiary; or
b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner. If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner's spouse, determined in accordance with Treasury Regulation 1.401(a)(9)-9.
For IRAs, SEP IRAs, and Simple IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA, SEP IRA, or Simple IRA of the contract owner.
The rules for Roth IRAs do not require distributions to begin during the contract owner's lifetime, therefore, the required beginning date is not applicable to Roth IRAs.
Required Distributions Upon Death of a Contract Owner
For death of contract owner before January 1, 2020, please consult your tax advisor or legal counsel regarding the post death minimum distribution rules that apply. If the contract owner dies on or after January 1, 2020 and the designated beneficiary is not an eligible designated beneficiary as defined under Code Section 401(a)(9), then the entire balance of the contract must be distributed by December 31st of the tenth year following the contract owner’s death. This 10-year post-death distribution period applies regardless of whether the contract owner dies before or after the contract owner’s required beginning date.
In the case of an eligible designated beneficiary, which includes (1) the contract owner’s surviving spouse, (2) a minor child of the contract owner, (3) a disabled individual, (4) a chronically ill individual, or (5) an individual not more than 10 years younger than the contract owner, the entire balance of the contract can be distributed over a period not exceeding the life or life expectancy of the eligible designated beneficiary, provided that distributions begin within one year of death. If an eligible designated beneficiary dies before the entire interest is distributed, the remaining interest must be distributed by December 31st of the tenth year following the eligible designated beneficiary’s death.
A distribution in the form of annuity payments (an annuitization) that began on or after January 1, 2020 while the contract owner was alive may need to be commuted or modified after the contract owner’s death in order to comply with the post-death distribution requirements. However, distributions in the form of annuity payments (an annuitization) that began prior to January 1, 2020, while the contract owner was alive, can continue under that method after the death the contract owner without modification.
In addition, a beneficiary who is not an eligible designated beneficiary or a designated beneficiary must withdraw the entire account balance by December 31st of the fifth year following the contract owner’s death.
Regardless of whether the contract owner dies before, or on or after January 1, 2020, a designated beneficiary who is the surviving spouse of the deceased contract owner may choose to become the contract owner. Any distributions required under these distribution rules will be made upon that spouse’s death.
If the above distribution requirements are not met, a penalty tax of 25% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year. The penalty tax is reduced to 10% if the required distribution not taken is distributed within a "correction window" as defined under the Code.

Purchasers and prospective purchasers should consult a financial professional, tax advisor or legal counsel to discuss the taxation and use of the contracts.

Appendix D: Additional Index Disclosures
Bloomberg U.S. Corporate Index
Bloomberg®" and Bloomberg U.S. Corporate Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by Nationwide Life Insurance Company.
The Products are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Financial Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Financial Product(s) particularly. The only relationship of Bloomberg to Nationwide Life Insurance Company is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Corporate Index, which is determined, composed and calculated by BISL without regard to Nationwide Life Insurance Company or the Financial Product(s). Bloomberg has no obligation to take the needs of Nationwide Life Insurance Company or the owners of the Financial Product(s) into consideration in determining, composing or calculating the Bloomberg U.S. Corporate Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Financial Product(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Financial Products customers, in connection with the administration, marketing or trading of the Financial Product(s).
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY NATIONWIDE LIFE INSURANCE COMPANY, OWNERS OF THE FINANCIAL PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FINANCIAL PRODUCT OR BLOOMBERG U.S. CORPORATE INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
MSCI EAFE
THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY NATIONWIDE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Nasdaq-100 Index®
The Product is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Nasdaq-100 Index to track general stock market performance. The Corporations' only relationship to Nationwide Life Insurance Company ("Licensee") is in the licensing of the Nasdaq®, Nasdaq-100 Index®, Nasdaq-100®, NDX® and certain trade names of the Corporations and the use of the Nasdaq-100 Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Nasdaq-100 Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the nasdaq-100 index or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the nasdaq-100 index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the nasdaq-100 index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.
Russell 2000 Index®
The Product has been developed solely by Nationwide Life Insurance Company. The Product is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000 Index® (the "Index") vest in the relevant LSE Group company which owns the Index. "Russell®" and "Russell 2000®" are a trade mark(s) of the relevant LSE Group company and is/are used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Product. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Product or the suitability of the Index for the purpose to which it is being put by Nationwide Life Insurance Company.
S&P 400® Index
The "S&P 400® Index" is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by Nationwide Life Insurance Company ("Nationwide"). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark

Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Nationwide. It is not possible to invest directly in an index. The Nationwide Defender Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Nationwide Defender Annuity or any member of the public regarding the advisability of investing in securities generally or in the Nationwide Defender Annuity particularly or the ability of the S&P 400 to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Nationwide with respect to the S&P 400 is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 400 is determined, composed and calculated by S&P Dow Jones Indices without regard to Nationwide or the Nationwide Defender Annuity. S&P Dow Jones Indices have no obligation to take the needs of Nationwide or the owners of the Nationwide Defender Annuity into consideration in determining, composing or calculating the S&P 400. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Nationwide Defender Annuity or the timing of the issuance or sale of the Nationwide Defender Annuity or in the determination or calculation of the equation by which the Nationwide Defender Annuity is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Nationwide Defender Annuity. There is no assurance that investment products based on the S&P 400 will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 400 OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NATIONWIDE, OWNERS OF THE NATIONWIDE DEFENDER ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 400 OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NATIONWIDE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
S&P 500® Index
The "S&P 500® Index" is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by Nationwide Life Insurance Company ("Nationwide"). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Nationwide. It is not possible to invest directly in an index. The Nationwide Defender Annuity is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Nationwide Defender Annuity or any member of the public regarding the advisability of investing in securities generally or in the Nationwide Defender Annuity particularly or the ability of the S&P 500 to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Nationwide with respect to the S&P 500 is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 is determined, composed and calculated by S&P Dow Jones Indices without regard to Nationwide or the Nationwide Defender Annuity. S&P Dow Jones Indices have no obligation to take the needs of Nationwide or the owners of the Nationwide Defender Annuity into consideration in determining, composing or calculating the S&P 500. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Nationwide Defender Annuity or the timing of the issuance or sale of the Nationwide Defender Annuity or in the determination or calculation of the equation by which the

Nationwide Defender Annuity is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Nationwide Defender Annuity. There is no assurance that investment products based on the S&P 500 will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NATIONWIDE, OWNERS OF THE NATIONWIDE DEFENDER ANNUITY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NATIONWIDE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Statement of Additional Information contains additional information about Nationwide. To obtain a free copy of the Statement of Additional Information, request other information about the contract, or to make any other service requests, contact Nationwide at 1-800-848-6331 or by one of the other methods described in Contacting the Service Center.
The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is also available at [the website link will be filed in a subsequent Post-Effective Amendment].
Reports and other information about Nationwide are available on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC Contract Identifier: C000265036

Nationwide DefenderSM Annuity
STATEMENT OF ADDITIONAL INFORMATION
_________, 2025
Individual Single Purchase Payment Deferred Annuity Contract with Index-Linked Stategies
Issued by Nationwide Life Insurance Company
This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the prospectus and should be read in conjunction with the prospectus dated _________, 2025. The prospectus may be obtained from Nationwide Life Insurance Company by writing P.O. Box 182021, Columbus, Ohio 43218-2021 or calling 1-800-848-6331, TDD 1-800-238-3035. Capitalized terms in this Statement of Additional Information correspond to terms defined in the prospectus.

General Information and History
Nationwide Life Insurance Company ("Nationwide") is a stock life insurance company organized under the laws of the State of Ohio in March of 1929 with its Home Office at One Nationwide Plaza, Columbus, Ohio 43215. Nationwide provides life insurance, annuities and retirement products. Nationwide is admitted to do business in all states, the District of Columbia, Guam, the U.S. Virgin Islands, and Puerto Rico. Nationwide is a member of the Nationwide group of companies and all of its common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. Nationwide Corporation owns all of NFS's common stock and is a holding company, as well. All of Nationwide Corporation's common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies.
Services
Nationwide, which has responsibility for administration of the contracts and the Variable Account, maintains records of the name, address, taxpayer identification number, and other pertinent information for each Contract Owner, the number and type of contract issued to each Contract Owner, and records with respect to the Contract Value.
Distribution, Promotional, and Sales Expenses
In addition to or partially in lieu of commission, Nationwide may pay the selling firms a marketing allowance, which is based on the firm's ability and demonstrated willingness to promote and market Nationwide's products. How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products. Nationwide makes certain assumptions about the amount of marketing allowance it will pay and takes these assumptions into consideration when pricing the contracts. For the contracts described in the prospectus, Nationwide assumed 0.50% (of the purchase payment amount) for the marketing allowance. The actual amount of the marketing allowance may be higher or lower than this assumption. If the actual amount of marketing allowance paid is more than what was assumed, Nationwide will fund the difference. Nationwide generally does not profit from any excess marketing allowance if the amount assumed was higher than what is actually paid. Any excess would be spent on additional marketing for the contracts. For more information about marketing allowance or how a particular selling firm uses marketing allowances, consult with your financial professional.
When Nationwide is made aware that a Qualified Plan has been orphaned, commission payments payable with respect to that Qualified Plan will cease and commission payments that would have been due will not be sent to the Qualified Plan. An orphaned Qualified Plan is a plan without an agent or firm of record.
Financial Statements
To be filed by a subsequent Post-Effective Amendment.
Independent Registered Public Accounting Firm
To be filed by a subsequent Post-Effective Amendment.
Purchase of Securities Being Offered
The contracts will be sold by licensed insurance agents in the states where the contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (FINRA).
Underwriters
The contracts, which are offered continuously, are distributed by Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For contracts issued in Michigan, all references to NISC will mean Nationwide Investment Services Corporation. No underwriting commissions have been paid by Nationwide to NISC in any of the last three fiscal years.
2

Daily Index Strategy Earnings Percentage (Daily ISE Percentage)
The Daily ISE Percentage is calculated using the following formula:
A – B + (t/T) x B, where:
A: A proxy of the fair value, as of the current date, of the hypothetical derivatives that represents Nationwide’s obligation to provide the Term End ISE Percentage on the Strategy Term End Date
B: A proxy of the fair value, as of the first day of the Strategy Term, of the hypothetical derivatives that represents Nationwide’s obligation to provide the Term End ISE Percentage on the Strategy Term End Date
t: Time elapsed since the first day of the Strategy Term, in years
T: Strategy Term length
Proxy Fair Value of the Hypothetical Derivatives
The proxy fair value of the hypothetical derivatives is calculated using an options valuation model called the Black Scholes model. The model uses a variety of market inputs to estimate the derivative’s value on a specific day. See, "Market Inputs" below for detail on the inputs that Nationwide uses.
The valuation of these financial instruments is based on standard methods for valuing derivatives and based on inputs from third party vendors. The methodology used to value these financial instruments is determined solely by Nationwide and may vary from other estimated valuations or the actual selling price of identical financial instruments. Nationwide may, but is not required to, hold actual investments corresponding to the hypothetical derivatives.
For any Business Day when a value needed to calculate the Daily ISE Percentage is unavailable, Nationwide will use the unavailable value’s previous Business Day’s value to calculate the Daily ISE Percentage. If a third party that provides these values later provides a value for a Business Day when the value was not provided to Nationwide or was otherwise not available, Nationwide will recalculate the impacted transactions and Contract Values according to the value provided to Nationwide. This recalculation could result in changes to transactions and Contract Values that occurred when a value was not provided by the third party provider.
Types of Derivatives
Nationwide uses the following derivatives in its fair value methodology:
•
At-the-Money Call (AMC) – an option to buy a position in the Index on the Strategy Term End Date at the strike price of one. On a Term End Date, the AMC’s value is equal to the Index Performance, but no less than 0.
•
Out-of-the-Money Call (OMC) – an option to buy a position in the Index on the Strategy Term End Date at the strike price of (one plus the Cap Rate) or (one plus the Cap+ Rate). On a Term End Date, the OMC’s value is equal to the Index Performance minus the Cap Rate or Cap+ Rate, but no less than 0.
•
Out-of-the-Money Put (OMP) – an option to sell a position in the Index on the Strategy Term End Date at the strike price of (one minus the Buffer). On a Term End Date, the OMP’s value is equal to (zero minus the Buffer) minus the Index Performance, but no less than 0.
The proxy fair value for Cap Strategies is equal to: (Participation Rate x AMC) – OMC – OMP.
The proxy fair value for Cap+ Strategies is equal to: AMC – (1- Participation Rate) x OMC – OMP.
Market Inputs
Nationwide uses the following market inputs to value the derivatives:
•
Index Performance
•
Strike price – the strike price varies by each derivative as follows:
•
For an AMC, the strike price is equal to 1.
•
For an OMC, the strike price is equal to (1 plus the Cap Rate) or (1 plus the Cap+ Rate).
•
For an OMP, the strike price is equal to (1 minus the Buffer).
•
Risk-free Rate – interest rate derived using option quotes from Bloomberg or another independent third-party financial institution. Linear interpolation is used to derive the rate corresponding to the exact Time Remaining needed for the input.
3

•
Dividend Yield – implied dividend rate for the entire Index derived using option quotes from Bloomberg or another independent third-party financial institution. Linear interpolation is used to derive the rate corresponding to the exact Time Remaining needed for the input.
•
Volatility – implied option volatility using quotes from Bloomberg or another independent third-party financial institution. The quotes may be approximated using observed option prices. Direct sources for implied volatility are generally not available because options in the marketplace do not directly align with the time remaining in the Strategy Term and strike prices for each of the hypothetical derivatives underlying the calculation of Index Strategy Value for each Index Strategy. For each derivative, linear interpolation is used to derive the volatility corresponding to the exact moneyness and Time Remaining needed for the input.
•
Time Remaining – the number of days remaining in the Strategy Term divided by 365.25
Examples
	1-Year Cap	1-Year Cap+	3-Year Cap (no Cap Rate declared for the Strategy Term)	6-Year Cap (no Cap Rate declared for the Strategy Term)
Strategy Term Start Date
Strategy Term	1	1	3	6
Participation Rate	100%	60%	115%	130%
Cap/Cap+ Rate	23%	15%	N/A	N/A
Buffer	10%	10%	10%	20%

Index Performance	0%	0%	0%	0%
Risk-free Rate	3.0%	3.0%	3.5%	3.5%
Dividend Yield	1.5%	1.5%	1.5%	1.5%
Volatility - AMC	23%	23%	20%	20%
Volatility - OMC	17%	20%	N/A	N/A
Volatility - OMP	26%	26%	22%	25%

Strategy Basis[i]	$1,000	$1,000	$1,000	$1,000
Strategy Value	$1,000	$1,000	$1,000	$1,000

AMC	9.690%	9.690%	15.675%	22.236%
OMC	1.186%	3.385%	0%	0%
OMP	5.042%	5.042%	7.328%	8.352%

Proxy Fair Valueii (B)	3.462%	3.294%	10.698%	20.555%

Unless Otherwise Noted, Examples Use the Following Time Input
Years Elapsed since Strategy Term start (t)	0.5	0.5	0.5	0.5
Years Remaining in Strategy Term	0.5	0.5	2.5	5.5
Index Performance of -25%, other inputs unchanged
Index Performance	-25%	-25%	-25%	-25%

AMC	0.240%	0.240%	3.322%	8.256%
4

	1-Year Cap	1-Year Cap+	3-Year Cap (no Cap Rate declared for the Strategy Term)	6-Year Cap (no Cap Rate declared for the Strategy Term)
OMC	0.000%	0.005%	0%	0%
OMP	15.595%	15.595%	16.621%	14.194%

Proxy Fair Value (A)	-15.356%	-15.358%	-12.801%	-3.461%
Daily ISE Percentageiii (A – B + t/T x B)	-17.087%	-17.005%	-21.716%	-22.303%
Index Strategy Earnings	-$170.87	-$170.05	-$217.16	-$223.03
Strategy Value	$829.13	$829.95	$782.84	$776.97
The Strategy Values in the next row show what the Strategy Values would be at the end of the Strategy Term when calculated with the Term End ISE Percentage, assuming all assumptions in the example above did not change until the end of the Strategy Term. Not all of the assumptions above are used in the Term End ISE Percentage calculation. See the Index Strategy Earnings section of the prospectus for details on the Term End ISE Percentage calculation.

Strategy Value at the end of the Strategy Term	$850.00	$850.00	$850.00	$950.00
Index Performance of -5%, other inputs unchanged
Index Performance	-5%	-5%	-5%	-5%

AMC	4.356%	4.356%	11.399%	18.283%
OMC	0.086%	0.666%	0%	0%
OMP	4.262%	4.262%	8.063%	8.966%

Proxy Fair Value	0.008%	-0.172%	5.045%	14.802%
Daily ISE Percentage	-1.723%	-1.819%	-3.870%	-4.041%
Index Strategy Earnings	-$17.23	-$18.19	-$38.70	-$40.41
Strategy Value	$982.77	$981.81	$961.30	$959.59
The Strategy Values in the next row show what the Strategy Values would be at the end of the Strategy Term when calculated with the Term End ISE Percentage, assuming all assumptions in the example above did not change until the end of the Strategy Term. Not all of the assumptions above are used in the Term End ISE Percentage calculation. See the Index Strategy Earnings section of the prospectus for details on the Term End ISE Percentage calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Index Performance of 0%, other inputs unchanged
Index Performance	0%	0%	0%	0%

AMC	6.779%	6.779%	14.249%	21.317%
OMC	0.265%	1.406%	0%	0%
OMP	2.842%	2.842%	6.650%	8.007%

Proxy Fair Value	3.672%	3.374%	9.736%	19.705%
Daily ISE Percentage	1.941%	1.727%	0.821%	0.863%
Index Strategy Earnings	$19.41	$17.27	$8.21	$8.63
Strategy Value	$1,019.41	$1,017.27	$1,008.21	$1,008.63
5

	1-Year Cap	1-Year Cap+	3-Year Cap (no Cap Rate declared for the Strategy Term)	6-Year Cap (no Cap Rate declared for the Strategy Term)
The Strategy Values in the next row show what the Strategy Values would be at the end of the Strategy Term when calculated with the Term End ISE Percentage, assuming all assumptions in the example above did not change until the end of the Strategy Term. Not all of the assumptions above are used in the Term End ISE Percentage calculation. See the Index Strategy Earnings section of the prospectus for details on the Term End ISE Percentage calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Index Performance of 0%, Time Remaining=0.25 years
Time in years Elapsed since Strategy Term start (t)	0.75	0.75	2.75	5.75
Time Remaining in Strategy Term	0.25	0.25	0.25	0.25
Index Performance	0%	0%	0%	0%

AMC	4.745%	4.745%	4.210%	4.210%
OMC	0.026%	0.426%	0%	0%
OMP	1.375%	1.375%	0.860%	0.149%

Proxy Fair Value (A)	3.344%	3.200%	3.982%	5.325%
Daily ISE Percentage (A - B + t/T x B)	2.478%	2.376%	3.091%	4.468%
Index Strategy Earnings	$24.78	$23.76	$30.91	$44.68
Strategy Value	$1,024.78	$1,023.76	$1,030.91	$1,044.68
The Strategy Values in the next row show what the Strategy Values would be at the end of the Strategy Term when calculated with the Term End ISE Percentage, assuming all assumptions in the example above did not change until the end of the Strategy Term. Not all of the assumptions above are used in the Term End ISE Percentage calculation. See the Index Strategy Earnings section of the prospectus for details on the Term End ISE Percentage calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Index Performance of +25%, other inputs unchanged
Index Performance	25%	25%	25%	25%

AMC	26.173%	26.173%	32.238%	38.803%
OMC	7.428%	13.399%	0%	0%
OMP	0.256%	0.256%	2.430%	4.613%

Proxy Fair Value (A)	18.489%	20.557%	34.644%	45.831%
Daily ISE Percentage (A – B + t/T x B)	16.758%	18.910%	25.729%	26.988%
Index Strategy Earnings	$167.58	$189.10	$257.29	$269.88
Strategy Value	$1,167.58	$1,189.10	$1,257.29	$1,269.88
The Strategy Values in the next row show what the Strategy Values would be at the end of the Strategy Term when calculated with the Term End ISE Percentage, assuming all assumptions in the example above did not change until the end of the Strategy Term. Not all of the assumptions above are used in the Term End ISE Percentage calculation. See the Index Strategy Earnings section of the prospectus for details on the Term End ISE Percentage calculation.

6

	1-Year Cap	1-Year Cap+	3-Year Cap (no Cap Rate declared for the Strategy Term)	6-Year Cap (no Cap Rate declared for the Strategy Term)
Strategy Value at the end of the Strategy Term	$1,230.00	$1,210.00	$1,287.50	$1,325.00
Index Performance of -5%, Risk-free Rate down 0.50%, other inputs unchanged
Index Performance	-5%	-5%	-5%	-5%
Risk-free Rate	2.50%	2.50%	3.00%	3.00%

AMC	4.270%	4.270%	10.922%	17.293%
OMC	0.081%	0.642%	0%	0%
OMP	4.350%	4.350%	8.524%	9.746%

Proxy Fair Value (A)	-0.161%	-0.337%	4.036%	12.735%
Daily ISE Percentage (A – B + t/T x B)	-1.892%	-1.984%	-4.879%	-6.107%
Index Strategy Earnings	-$18.92	-$19.84	-$48.79	-$61.07
Strategy Value	$981.08	$980.16	$951.21	$938.93
The Strategy Values in the next row show what the Strategy Values would be at the end of the Strategy Term when calculated with the Term End ISE Percentage, assuming all assumptions in the example above did not change until the end of the Strategy Term. Not all of the assumptions above are used in the Term End ISE Percentage calculation. See the Index Strategy Earnings section of the prospectus for details on the Term End ISE Percentage calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Index Performance of 0%, dividend up 2%, volatility down 4%, other inputs unchanged
Index Performance	0%	0%	0%	0%
Dividend Yield	3.5%	3.5%	3.5%	3.5%
Volatility - AMC	19%	19%	16%	16%
Volatility - OMC	13%	16%	N/A	N/A
Volatility - OMP	22%	22%	18%	21%

AMC	5.153%	5.153%	9.236%	12.317%
OMC	0.039%	0.595%	0%	0%
OMP	2.209%	2.209%	5.939%	7.637%

Proxy Fair Value (A)	2.904%	2.705%	4.682%	8.374%
Daily ISE Percentage (A – B + t/T x B)	1.173%	1.058%	-4.233%	-10.468%
Index Strategy Earnings	$11.73	$10.58	-$42.33	-$104.68
Strategy Value	$1,011.73	$1,010.58	$957.67	$895.32
The Strategy Values in the next row show what the Strategy Values would be at the end of the Strategy Term when calculated with the Term End ISE Percentage, assuming all assumptions in the example above did not change until the end of the Strategy Term. Not all of the assumptions above are used in the Term End ISE Percentage calculation. See the Index Strategy Earnings section of the prospectus for details on the Term End ISE Percentage calculation.

Strategy Value at the end of the Strategy Term	$1,000.00	$1,000.00	$1,000.00	$1,000.00
7

i
For the examples, the Index Strategy Basis is not adjusted for the Product Fee.
ii
Proxy fair value equal to, for Cap Strategies, Participation Rate * AMC - OMC - OMP, or, for Cap+ Strategies, AMC - (1-Participation Rate) * OMC – OMP.
iii
Daily ISE Percentage is equal to the proxy fair value minus the starting proxy fair value, plus time elapsed over Strategy Term times the starting proxy fair value.
Market Value Adjustment (MVA) Examples
Examples
Nationwide calculates the MVA Factor using the following formula:
MVA Factor = MVA Scaling Factor x (A – B) x N/12, where:
A = Initial Market Value Reference Rate
B = Market Value Reference Rate on the date the withdrawal is processed
N = Number of whole months (partial months will be rounded up to the next whole month) remaining in the MVA Period, calculated from the date that the withdrawal is processed
Both examples assume the following:
•
The MVA Scaling Factor is 1.0
•
The Initial Market Value Reference Rate is 3.50%
Example 1:
Assume:
•
The MVA is calculated 13-1/2 months after the Date of Issue
•
The Market Value Reference Rate on that date is 4.00%
Then the MVA Factor is calculated using the following values:
•
A is 3.50%
•
B is 4.00%
•
N is 59 (i.e., there are 58-1/2 months remaining in the MVA Period (72 months – 13-1/2 months), which is rounded up to 59 months)
The MVA Factor on that date is -2.46% (i.e., 1.00 x (3.50% - 4.00%) x 59/12)
In addition, for any MVA applicable to a Fixed Strategy withdrawal, the MVA amount applicable to the Fixed Strategy will never be larger (either positive or negative) than the following calculated immediately prior to the full surrender or partial withdrawal:
M x A, where:
M = MVA Base attributable to the Fixed Strategy / (Fixed Strategy Value – Remaining Free Withdrawal Amount attributable to the Fixed Strategy)
A =
Fixed Strategy Value minus the CDSC applicable to the Fixed Strategy, if any, that would apply on full surrender, minus the Minimum Nonforfeiture Value, but not less than zero
Example 2:
Assume:
•
The MVA is calculated 39 months after the Date of Issue
•
The Market Value Reference Rate on that date is 6.10%
•
The Contract Value is $150,000. The Index Strategy Value is $100,000, while the Fixed Strategy Value is $50,000
•
The Minimum Nonforfeiture Value of the Fixed Strategy is $44,500
•
The Remaining Free Withdrawal Amount is $15,000
Then the MVA Factor is calculated using the following values:
•
A is 3.50%
•
B is 6.10%
•
N is 33 (i.e., there are 33 months remaining in the MVA Period 72 months – 39 months)
•
The CDSC percentage rate 39 months after the Date of Issue is 6%
8

The MVA Factor on that date is -7.15% (i.e., 1.00 x (3.50% - 6.10%) x 33/12)
Assume the Contract Owner surrenders the Contract in full, meaning $100,000 is withdrawn from the Index Strategy and $50,000 is withdrawn from the Fixed Strategy. The amount of Remaining Free Withdrawal Amount attributable to the Fixed Strategy is therefore $5,000 (i.e., 15,000 * 50,000/150,000)
The limit on the MVA attributable to the Fixed Strategy is equal to:
M x A, where:
M = (50,000 – 5,000) / (50,000 – 5,000) = 1
A =
50,000 – (50,000 – 5,000) * 6% – 44,500 = 2,800
M x A = $2,800
The limit applies both positively and negatively. The MVA attributable to the Fixed Strategy cannot be more than $2,800 or less than -$2,800.
Before applying the limit, the MVA amounts are equal to:
Index Strategy: MVA Base * MVA Factor = (100,000 – 10,000) * -7.15% = -$6,435.00
Fixed Strategy: MVA Base * MVA Factor = (50,000 – 5,000) * -7.15% = -$3,217.50
With the limit, the MVA applicable to the Fixed Strategy cannot be lower than -$2,800. Therefore, the total MVA is -$9,235 (i.e., -6,435 + -2,800).
Changes in and Disagreements with Accountants
None.
9

PART C. OTHER INFORMATION
Item 27. Exhibits
a)
Not Applicable.
b)
Not Applicable.
c)
Amended and Restated Distribution Agreement dated November 1, 2022 between Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Jefferson National Life Insurance Company, and Nationwide Investment Services Corporation – Filed previously with Post-Effective Amendment No. 29 on November 1, 2022 (333-124048) and hereby incorporated by reference.
d)
Individual Annuity Contract – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
1)
Contract Specification Page – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
2)
Increase in Remaining Free Withdrawal Amount After A Long-Term Care or Terminal Illness or Injury Event Endorsement – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
3)
Cap Index Strategy Endorsement – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
4)
Cap+ Index Strategy Endorsement – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
5)
Market Value Adjustment Endorsement – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
6)
Return of Premium Death Benefit Endorsement – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
7)
Beneficial Owner Non-Qualified Endorsement – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
8)
Beneficial Owner Qualified Endorsement – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
e)
Application – Filed previously on May 8, 2023, with Pre-Effective Amendment No. 2 to Form S-1 (Registration No. 333-267809) and hereby incorporated by reference.
f)
Depositor’s Certificate of Incorporation and By-Laws –
1)
Amended Articles of Incorporation for Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164125) on January 4, 2010 as document "exhibit6a.htm" and hereby incorporated by reference.
2)
Amended and Restated Code of Regulations of Nationwide Life Insurance Company. Filed previously with initial registration statement (333-164125) on January 4, 2010 as document "exhibit6b.htm" and hereby incorporated by reference.
3)
Articles of Merger of Nationwide Life Insurance Company of America with and into Nationwide Life Insurance Company, effective December 31, 2009. Filed previously with initial registration statement (333- 164125) on January 4, 2010 as document "exhibit6c.htm" and hereby incorporated by reference.
g)
Not Applicable.
h)
Not Applicable.
i)
Not Applicable.
j)
Not Applicable
k)
Opinion of Counsel – Attached hereto.
l)
Consent of Independent Registered Public Accounting Firm – [To be filed by subsequent Post-Effective Amendment].

m)
Not Applicable.
n)
Not Applicable.
o)
Form of Initial Summary Prospectus – Attached hereto.
p)
Power of Attorney – Attached hereto.
q)
Not Applicable.
r)
Historical Current Limits on Index Gains – [To be filed by subsequent Post-Effective Amendment].
Item 28. Directors and Officers of the Insurance Company
The business address of the Directors and Officers of the Insurance Company is:
One Nationwide Plaza, Columbus, Ohio 43215

President and Chief Operating Officer and Director	Carter, John L.
Executive Vice President-Chief Marketing Officer	Bair, Ann S.
Executive Vice President-Chief Human Resources Officer	Clements, Vinita J.
Executive Vice President-Nationwide Chief Technology Officer	Fowler, James R.
Executive Vice President and Director	Frommeyer, Timothy G.
Executive Vice President-Chief Legal Officer	Howard, Mark S.
Executive Vice President-Chief Customer, Strategy and Innovation Officer	Mahaffey, Michael W.
Senior Vice President-NF Strategic Customer Solutions	Ambrozy, Tina S.
Senior Vice President-Strategic Planning	Amodeo, Daniel W.
Senior Vice President-Corporate Controller and Chief Accounting Officer	Benson, James D.
Senior Vice President-Chief Economist	Bostjancic, Kathleen
Senior Vice President-P&C Legal	Boyer, John N.
Senior Vice President-Human Resources Business Partner	Bretz, Angela D.
Senior Vice President-Internal Audit	Burchwell, Jason E.
Senior Vice President-Nationwide Pet	Carnes, Joel R.M.
Senior Vice President-Chief Technology Officer – Nationwide Financial	Carrel, Michael W.
Senior Vice President-Chief Investment Officer	Coleman, Joel L.
Senior Vice President-Chief Compliance Officer	Dankovic, Rae Ann
Senior Vice President-Chief Risk Officer	Diem, Klaus K.
Senior Vice President-External Affairs	English, Steven M.
Senior Vice President-Trial Division	Failor, Scott E.
Senior Vice President-Corporate Operations & Litigation Legal	Furniss, Natalie T.
Senior Vice President-Operations – Property & Casualty	Gaetano, Mark A.
Senior Vice President-Chief Financial Officer – Financial Services and Director	Ginnan, Steven A.
Senior Vice President-Chief Financial Officer – Property & Casualty	Guerrero, Oscar
Senior Vice President-Annuity Distribution	Guymon, Rona
Senior Vice President-Human Resources Business Partner	Hairston, Mia S.
Senior Vice President-Nationwide Annuity and Director	Hawley, Craig A.
Senior Vice President-Operations – E&S/Specialty and Commercial	Henderson, Clayton R.
Senior Vice President-Underwriting Performance – E&S/Specialty and Commercial	Hespe, Julie
Senior Vice President-Legal – NF	Innis-Thompson, Janice
Senior Vice President-Management Liability & Specialty – E&S/Specialty	Iorio, Thomas Anthony
Senior Vice President-Marketing – Enterprise Brand Strategy & Activation	Jackson, Richard W.
Senior Vice President-PL Product and Underwriting	Jacobs, Sarah E.
Senior Vice President-Investment Management Group	Jestice, Kevin T.
Senior Vice President-E&S/Specialty and Commercial Lines	Johnston, Russell Mark
Senior Vice President-Chief Innovation and Digital Officer	Kandhari, Chetan D.
Senior Vice President-Property & Casualty Commercial Lines	Kempton, Casey Ellen
Senior Vice President-Chief Technology Officer – Technology Strategy, Data & Innovation	Kolp, Melanie A.
Senior Vice President-Chief Technology Officer – Corporate Technology	Kuamoo, Misty Claire
Senior Vice President-Business Performance – Property & Casualty	Kyung, Jennifer

Senior Vice President-Nationwide Agribusiness	Liggett, Brad Ray
Senior Vice President-Programs & Alternative Risk – E&S/Specialty	Lopes, John Santos
Senior Vice President-Culture & Talent Acquisition	Lucas, Giavonni
Senior Vice President-Chief Information Security Officer	Lukens, Todd
Senior Vice President-Marketing Management – P&C	MacKenzie, Jennifer B.
Senior Vice President-Group Benefits	Murray, Lindsey
Senior Vice President-Contract & Brokerage Underwriting – E&S/Specialty	Nelson, David Neil
Senior Vice President-Corporate Development and Finance	O'Brien, Kevin G.
Senior Vice President-Corporate Solutions	Perez, Juan J.
Senior Vice President-Talent & Organization Effectiveness	Pheister, Erin R.
Senior Vice President-Agribusiness Distribution and Underwriting	Pollitt, Dirk
Senior Vice President-Retirement Solutions Sales	Porter, Richard
Senior Vice President-Marketing Management – Financial Services	Rodriguez, Kristi L.
Senior Vice President-Personal Lines Operations	Rommel, Jeff M.
Senior Vice President-Chief Customer Officer	Samuel, Michelle
Senior Vice President-Finance & Strategy Legal and Corporate Secretary	Skingle, Denise L.
Senior Vice President-Nationwide Life and Director	Snyder, Holly R.
Senior Vice President-Total Rewards	Sonneman, Christopher P.
Senior Vice President-Retirement Solutions	Stevenson, Eric Ray
Senior Vice President-Commercial Lines – Middle Market	Talkowski, Kristina Marie
Senior Vice President-Personal Lines Sales & Distribution	Tripp, Michael
Senior Vice President-Chief Technology Officer – Property & Casualty	Vasudeva, Guruprasad C.
Senior Vice President-E-Risk Services – E&S/Specialty	Walsh, James
Senior Vice President-Programs – E&S/Specialty	Wayne, Amber M
Senior Vice President-Human Resources Business Partner	Webster, Cynthia S.
Senior Vice President-Commercial Lines – Small Market	Williams, George Middleton
Director	Walker, Kirt A.
Item 29. Persons Controlled by or Under Common Control with the Insurance Company.
Following is a list of entities directly or indirectly controlled by or under common control with the insurance company. Ownership is indicated through indentation. Unless otherwise indicated, each subsidiary is either wholly-owned or majority-owned by the parent company immediately preceding it. (For example, Nationwide Fund Distributors, LLC is either wholly-owned or majority owned by NFS Distributors, Inc.) Separate accounts that have been established pursuant to board resolution but are not, and have never been, active are omitted.
Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services, Inc.	Delaware	The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute life insurance, long-term savings and retirement products.
NFS Distributors, Inc.	Delaware	The company acts primarily as a holding company for Nationwide Financial Services, Inc. companies.
Nationwide Financial General Agency, Inc.	Pennsylvania	The company is a multi-state licensed insurance agency.
Nationwide Fund Distributors, LLC	Delaware	The company is a limited purpose broker-dealer.
Nationwide Fund Management, LLC	Delaware	The company provides administration, transfer and dividend disbursing agent services to various mutual fund entities.
Nationwide Retirement Solutions, Inc.	Delaware	The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, LLC	Delaware	The company is a general purpose broker-dealer and investment adviser registered with the Securities and Exchange Commission.
Nationwide Trust Company, FSB	Federal
This is a federal savings bank chartered by the Office of
Thrift Supervision in the United States Department of
Treasury to exercise deposit, lending, agency, custody
and fiduciary powers and to engage in activities
permissible for federal savings banks under the Home
Owners’ Loan Act of 1933.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Financial Services Capital Trust	Delaware	The trust’s sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust
525 Cleveland Avenue, LLC	Ohio	This is a limited liability company organized under the laws of the State of Ohio. The company was formed to provide remedial real property cleanup prior to sale.
Nationwide Life Insurance Company [2]	Ohio	The corporation provides individual life insurance, group and health insurance, fixed and variable annuity products and other life insurance products.
Jefferson National Life Insurance Company[2,3]	Texas	The company provides life, health and annuity products.
Jefferson National Life Annuity Company C2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account E2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account F2,3		A separate account issuing variable annuity products.
Jefferson National Life Annuity Account G2,3		A separate account issuing variable annuity products.
Nationwide Jefferson National VA Separate Account 1[2,3]	New York	A separate account issuing variable annuity products.
MFS Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Multi-Flex Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-II2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-3[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-4[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-5[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-6[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-7[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-8[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-9[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-10[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-11[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-12[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-13[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-14[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Variable Account-15[2,3]	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable annuity contracts.
Nationwide VLI Separate Account[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-2[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-3[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-4[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-5[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-6[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide VLI Separate Account-7[2,3]	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account 1[2,3]	Pennsylvania	A separate account issuing variable life insurance policies.
Nationwide Investment Services Corporation[3]	Oklahoma
This is a limited purpose broker-dealer and distributor of
variable annuities and variable life products for
Nationwide Life Insurance Company and Nationwide Life
and Annuity Insurance Company. The company also
provides educational services to retirement plan sponsors
and its participants.

Nationwide Financial Assignment Company[3]	Ohio	The company is an administrator of structured settlements.

Company	Jurisdiction of Domicile	Brief Description of Business
Nationwide Investment Advisors, LLC[3]	Ohio	The company provides investment advisory services.
Eagle Captive Reinsurance, LLC[3]	Ohio	The company is engaged in the business of insurance
Nationwide Life and Annuity Insurance Company[2,3]	Ohio	The company engages in underwriting life insurance and granting, purchasing and disposing of annuities.
Nationwide VA Separate Account-A2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-B2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-C2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide VA Separate Account-D2,3	Ohio	A separate account issuing variable annuity contracts.
Nationwide Provident VA Separate Account A2,3	Delaware	A separate account issuing variable annuity contracts.
Nationwide VL Separate Account-C2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-D2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide VL Separate Account-G2,3	Ohio	A separate account issuing variable life insurance policies.
Nationwide Provident VLI Separate Account A2,3	Delaware	A separate account issuing variable life insurance policies.
Olentangy Reinsurance, LLC[3]	Vermont	The company is a captive life reinsurance company.
Nationwide SBL, LLC	Ohio	The company is a lender offering securities-back lines of credit.
Registered Investment Advisors Services, Inc.	Texas	The company is a technology company that facilitates third-party money management services for registered investment advisors
Nationwide Fund Advisors[4]	Delaware	The trust acts as a registered investment advisor.
1
This subsidiary/entity is controlled by its immediate parent through contractual association.
2
This subsidiary/entity files separate financial statements.
3
Information for this subsidiary/entity is included in the consolidated financial statements of its immediate parent.
4
This subsidiary/entity is a business trust.
Item 30. Indemnification
Provision is made in Nationwide’s Amended and Restated Code of Regulations and expressly authorized by the General Corporation Law of the State of Ohio, for indemnification by Nationwide of any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a director, officer or employee of Nationwide, against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the General Corporation Law of the State of Ohio.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers or persons controlling Nationwide pursuant to the foregoing provisions, Nationwide has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
Nationwide Investment Services Corporation ("NISC")
a)
NISC serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:
Jefferson National Life Annuity Account C	Nationwide Variable Account-14

Jefferson National Life Annuity Account E	Nationwide Variable Account-15
Jefferson National Life Annuity Account F	Nationwide VA Separate Account-A
Jefferson National Life Annuity Account G	Nationwide VA Separate Account-B
Nationwide Jefferson National VA Separate Account 1	Nationwide VA Separate Account-C
MFS Variable Account	Nationwide VA Separate Account-D
Multi-Flex Variable Account	Nationwide VLI Separate Account
Nationwide Variable Account	Nationwide VLI Separate Account-2
Nationwide Variable Account-II	Nationwide VLI Separate Account-3
Nationwide Variable Account-3	Nationwide VLI Separate Account-4
Nationwide Variable Account-4	Nationwide VLI Separate Account-5
Nationwide Variable Account-5	Nationwide VLI Separate Account-6
Nationwide Variable Account-6	Nationwide VLI Separate Account-7
Nationwide Variable Account-7	Nationwide VL Separate Account-C
Nationwide Variable Account-8	Nationwide VL Separate Account-D
Nationwide Variable Account-9	Nationwide VL Separate Account-G
Nationwide Variable Account-10	Nationwide Provident VA Separate Account 1
Nationwide Variable Account-11	Nationwide Provident VA Separate Account A
Nationwide Variable Account-12	Nationwide Provident VLI Separate Account 1
Nationwide Variable Account-13	Nationwide Provident VLI Separate Account A
b)
Directors and Officers of NISC:
President and Director	Ambrozy, Tina S.
Senior Vice President and Secretary	Skingle, Denise L.
Vice President and Assistant Secretary	Garman, David A.
Vice President-Chief Compliance Officer	Rabenstine, James J.
Vice President-Chief Tax Officer	Scheiderer, Kevin P.
Vice President-CFO - Life Insurance	Wild, Keith D.
Associate Vice President-NF Compliance - Strategic Customer Solutions	Deleget, J. Brian
Associate Vice President and Assistant Treasurer	Hacker, Hope C.
Associate Vice President and Assistant Treasurer	Radabaugh, Nathan
Associate Vice President and Treasurer	Roswell, Ewan T.
Associate Vice President and Assistant Treasurer	Walker, Tonya G.
Assistant Secretary	Bowman, Heidi K.
Assistant Secretary	Dokko, David H.
Assistant Secretary	Hartman, Mark E.
Director	Hawley, Craig A.
Director	Stevenson, Eric
The business address of the Directors and Officers of NISC is:
One Nationwide Plaza, Columbus, Ohio 43215.
c)
Name of Principal Underwriter	Net Underwriting Discounts	Compensation on Redemption	Brokerage Commissions	Other Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment
(a)
Name of Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract Value redeemed during the prior calendar year	Combination Contract (Yes/No)
Nationwide Defender Annuity	3,856	$792,182,015	2,765	$586,501,494	$4,129,538	No
(b)
To be filed by a subsequent Post-Effective Amendment.
Item 32. Location of Accounts and Records
Steven A. Ginnan
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215
Item 33. Management Services
Not Applicable
Item 34. Fee Representation and Undertakings
Nationwide Life Insurance Company hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act of 1933; and (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Insurance Company certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on August 22, 2025.
Nationwide Life Insurance Company
(Insurance Company)
By: /s/ John L. Carter*
John L. Carter President and Chief Operating Officer
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated, on August 22, 2025.
/s/ JOHN L. CARTER*
John L. Carter, President and Chief Operating Officer and Director (Principal Executive Officer)
/s/ HOLLY R. SNYDER*
Holly R. Snyder, Senior Vice President and Director
/s/ TIMOTHY G. FROMMEYER*
Timothy G. Frommeyer, Executive Vice President and Director
/s/ CRAIG A. HAWLEY*
Craig A. Hawley, Senior Vice President-Nationwide Annuity and Director
/s/ STEVEN A. GINNAN*
Steven A. Ginnan, Senior Vice President-Chief Financial Officer-Nationwide Financial and Director (Chief Financial Officer)
/s/ KIRT A. WALKER*
Director
/s/ JAMES D. BENSON*
James D. Benson, Senior Vice President-Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)
*By: /s/ Jamie Ruff Casto
Jamie Ruff Casto Attorney-in-Fact Pursuant to Power of Attorney